EXHIBIT 10.1
                            CORNELL CORRECTIONS, INC.


                                 $50,000,000


                7.74% SENIOR SECURED NOTES DUE JULY 15, 2010.


                             NOTE PURCHASE AGREEMENT


                              DATED: JULY 15, 1998
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                                TABLE OF CONTENTS

SECTION                                                                    PAGE

1. AUTHORIZATION OF NOTES, ETC...............................................1
      1.1  The Notes.........................................................1
      1.2  Security for the Notes; Subsidiary Guaranty; the
           Intercreditor Agreement...........................................1
      1.3  Ranking...........................................................2

2. SALE AND PURCHASE OF NOTES................................................2

3. INITIAL CLOSING; SECOND CLOSING...........................................2
      3.1  Initial Closing...................................................2
      3.2  Second Closing....................................................3
      3.3  Cancellation Fee Upon Failure to Issue Notes......................3

4. CONDITIONS TO CLOSING.....................................................4
      4.1  Initial Closing...................................................4
               4.1.1.   Representations and Warranties.......................4
               4.1.2.   Performance; No Default..............................4
               4.1.3.   Compliance Certificates..............................4
               4.1.4.   Opinions of Counsel..................................5
               4.1.5.   Purchase Permitted By Applicable Law, etc............5
               4.1.6.   Sale of Other Notes..................................5
               4.1.7.   Payment of Special Counsel Fees......................5
               4.1.8.   Private Placement Number.............................6
               4.1.9.   Changes in Corporate Structure.......................6
               4.1.10.  Collateral   Documents; Subsidiary Guaranty;
                        Intercreditor Agreement..............................6
               4.1.11.  Revolving Credit Agreement...........................6
               4.1.12.  Offeree Letter.......................................6
               4.1.13.  Proceedings and Documents............................7
      4.2  Second Closing....................................................7
               4.2.1.   Representations and Warranties.......................7
               4.2.2.   Performance; No Default..............................7
               4.2.3.   Compliance Certificates..............................7
               4.2.4.   Opinions of Counsel..................................8
               4.2.5.   Purchase Permitted By Applicable Law, etc............8
               4.2.6.   Sale of Other Notes..................................8
               4.2.7.   Payment of Special Counsel Fees......................8
               4.2.8.   Changes in Corporate Structure.......................9
               4.2.9.   Revolving Credit Agreement...........................9
               4.2.10.  Proceedings and Documents............................9
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5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................9
      5.1.     Organization; Power and Authority.............................9
      5.2.     Authorization, etc............................................9
      5.3.     Disclosure...................................................10
      5.4.     Organization and Ownership of Shares of Subsidiaries;
               Affiliates...................................................10
      5.5.     Financial Statements.........................................11
      5.6.     Compliance with Laws, Other Instruments, etc.................11
      5.7.     Governmental Authorizations, etc.............................11
      5.8.     Litigation; Observance of Agreements, Statutes and Orders....12
      5.9.     Taxes........................................................12
      5.10.    Title to Property; Leases....................................12
      5.11.    Licenses, Permits, etc.......................................13
      5.12.    Compliance with ERISA........................................13
      5.13.    Private Offering by the Company..............................14
      5.14.    Use of Proceeds; Margin Regulations..........................14
      5.15.    Existing Indebtedness; Future Liens..........................14
      5.16.    Foreign Assets Control Regulations, etc......................15
      5.17.    Status under Certain Statutes................................15
      5.18.    Environmental Matters........................................15
      5.19.    Year 2000 Issues.............................................17
      5.20.    Representatives and Warranties Incorporated from Other
               Documents....................................................17

6. REPRESENTATIONS OF THE PURCHASER.........................................18
      6.1.     Purchase for Investment......................................18
      6.2.     Source of Funds..............................................18

7. INFORMATION AS TO COMPANY................................................19
      7.1.     Financial and Business Information...........................19
      7.2.     Officer's Certificate........................................22
      7.3.     Inspection...................................................23

8. PREPAYMENT OF THE NOTES..................................................24
      8.1.     Required Prepayments.........................................24
      8.2.     Optional Prepayments with Make-Whole Amount..................24
      8.3.     Allocation of Partial Prepayments............................25
      8.4.     Maturity; Surrender, etc.....................................25
      8.5.     Purchase of Notes............................................25
      8.6.     Make-Whole Amount............................................25
      8.7.     Prepayment Upon Change of Control............................27
      8.8.     Offer  to  Prepay  Notes in the  Event  of a Debt  Prepayment
               Application..................................................28

9. AFFIRMATIVE COVENANTS....................................................29
      9.1.     Compliance with Law..........................................29
      9.2.     Insurance....................................................30
      9.3.     Maintenance of Properties....................................32

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      9.4.     Payment of Taxes and Claims..................................32
      9.5.     Corporate Existence, etc.....................................32
      9.6.     Business of the Company......................................33
      9.7.     Additional Guaranties........................................33
      9.8.     Title Examinations; Additional Collateral....................33
      9.9.     Year 2000 Issues.............................................34

10. NEGATIVE COVENANTS......................................................34
      10.1.    Maintenance of Consolidated Adjusted Net Worth...............34
      10.2.    Fixed Charges Coverage.......................................34
      10.3.    Limitation on Senior Debt....................................34
      10.4.    Limitation on Debt...........................................34
      10.5.    Limitation on Liens..........................................34
      10.6.    Mergers, Consolidations, etc.................................36
      10.7.    Sale of Assets, etc..........................................37
      10.8.    Restrictions on Dividends of Subsidiaries, etc...............37
      10.9.    Tax Consolidation............................................37
      10.10.   Transactions with Affiliates.................................38

11. EVENTS OF DEFAULT.......................................................38

12. REMEDIES ON DEFAULT, ETC................................................40
      12.1.    Acceleration.................................................40
      12.2.    Other Remedies...............................................41
      12.3.    Rescission...................................................42
      12.4.    No Waivers or Election of Remedies, Expenses, etc............42

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES...........................42
      13.1.    Registration of Notes........................................42
      13.2.    Transfer and Exchange of Notes...............................42
      13.3.    Replacement of Notes.........................................43

14. PAYMENTS ON NOTES.......................................................43
      14.1.    Place of Payment.............................................43
      14.2.    Home Office Payment..........................................44
      14.3.    No Withholding, Etc..........................................44

15. EXPENSES, ETC...........................................................45
      15.1.    Transaction Expenses.........................................45
      15.2.    Environmental Indemnification................................46
      15.3.    Survival.....................................................46

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT............46

17. AMENDMENT AND WAIVER....................................................47

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      17.1.    Requirements.................................................47
      17.2.    Solicitation of Holders of Notes.............................47
      17.3.    Binding Effect, etc..........................................48
      17.4.    Notes held by Company, etc...................................48

18. NOTICES.................................................................48

19. REPRODUCTION OF DOCUMENTS...............................................49

20. CONFIDENTIAL INFORMATION................................................49

21. SUBSTITUTION OF PURCHASER...............................................50

22. RELEASE OF COLLATERAL AND GUARANTIES....................................50

22. MISCELLANEOUS...........................................................51
      22.1.    Successors and Assigns.......................................51
      22.2.    Payments Due on Non-Business Days............................51
      22.3.    Severability.................................................51
      22.4.    Construction.................................................52
      22.5.    Counterparts.................................................52
      22.6.    Governing Law................................................52
      23.7.    Time of Essence..............................................52
      23.8.    Independence of Covenants....................................53
      23.9.    Interest.....................................................53


SCHEDULE A -- INFORMATION RELATING TO PURCHASERS SCHEDULE B -- DEFINED TERMS
SCHEDULE 1.2(a) -- Description of Collateral Documents
SCHEDULE 4.1.9  -- Changes in Corporate Structure
SCHEDULE 4.1.11 -- Revolving Credit Agreement Amendments and Waivers
SCHEDULE 5.3    -- Disclosure Materials
SCHEDULE 5.4    -- Subsidiaries of the Company and Ownership of Subsidiary Stock
SCHEDULE 5.5    -- Financial Statements
SCHEDULE 5.11   -- Patents, etc.
SCHEDULE 5.14   -- Use of Proceeds
SCHEDULE 5.15   -- Existing Indebtedness
SCHEDULE 5.18   -- Environmental Matters
SCHEDULE 10.6   -- Permitted Investments

EXHIBIT 1       -- Form of 7.74% Senior Secured Note due July 15, 2010
EXHIBIT 1.2(b)  -- Form of Subsidiary Guaranty
EXHIBIT 1.2(c)  -- Form of Intercreditor and Collateral Agency Agreement
EXHIBIT 4.4(a)  -- Form of Opinion of Special Counsel for the Company

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CORNELL CORRECTIONS, INC.
                                 4801 WOODWAY
                                SUITE 100 EAST
                             HOUSTON, TEXAS 77056





                 7.74% SENIOR SECURED NOTES DUE JULY 15, 2010



                                                                 July 15, 1998


TO EACH OF THE PURCHASERS LISTED IN
      THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

            Cornell Corrections, Inc., a Delaware corporation (the "Company"), agrees with you as follows:

1.      AUTHORIZATION OF NOTES, ETC.

1.1     THE NOTES

     The Company will authorize the issue and sale of $50,000,000 aggregate principal amount of its 7.74% Senior Secured Notes due July 15, 2010 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)), $25,000,000 aggregate principal amount of such Notes to be issued on the date of the Initial Closing (as hereinafter defined) and the remaining $25,000,000 aggregate principal amount of such Notes to be issued on the date of the Second Closing (as hereinafter defined). The Notes shall be substantially in the form set out in EXHIBIT 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in SCHEDULE B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

1.2 SECURITY FOR THE NOTES; SUBSIDIARY GUARANTY; THE INTERCREDITOR AGREEMENT

              The Notes and the obligations of the Company under this Agreement and the Other Agreements will be secured equally and ratably with the obligations of the Company under the Revolving Credit Agreement, by the Security Documents described in SCHEDULE 1.2(A) (collectively, the "SECURITY DOCUMENTS", which term shall include after the date of the Initial

Closing any additional collateral security documents executed pursuant to
Section 9.8). The Notes and the obligations of the Company under this Agreement and the Other Agreements will be unconditionally guaranteed by each of the Company's Subsidiaries pursuant to a subsidiary guaranty substantially in the form of EXHIBIT 1.2(B) (the "Subsidiary Guaranty", which term shall include after the date of the Initial Closing any joinder thereto or other subsidiary guaranty executed pursuant to Section 9.7). An Intercreditor and Collateral Agency Agreement substantially in the form of EXHIBIT 1.2(C) (the "Intercreditor Agreement"), among the Purchasers, the Bank Lenders, ING (U.S.) Capital Corporation, as Agent for the Bank Lenders (the "Agent"), and ING (U.S.) Capital Corporation, as Collateral Agent (the "Collateral Agent"), shall govern (i) the respective rights of the holders of the Notes and the Bank Lenders against the Collateral in respect of Indebtedness of the Company and its Subsidiaries and
(ii) the respective rights of the holders of the Notes and the Bank Lenders against any other assets of the Company and its Subsidiaries in respect of the Indebtedness of the Company and its Subsidiaries (including without limitation the Notes).

1.3 RANKING

     The Notes shall rank PARI PASSU with each other, shall constitute the direct senior obligations of the Company and will rank not less than PARI PASSU in priority with all other outstanding Debt of the Company, present or future, except for Priority Debt permitted hereunder which is preferred as a result of being secured (but only to the extent such security is permitted under Section
10.5 and then only to the extent of such security).

2.   SALE AND PURCHASE OF NOTES

     Subject to the terms and conditions of this Agreement, the Company will issue and sell to you, and you will purchase from the Company, at each of the Initial Closing and Second Closing provided for in Section 3, Notes in the principal amounts specified opposite your name in SCHEDULE A at the purchase price of 100% of the principal amounts thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in SCHEDULE A (the "Other Purchasers"), providing for the sale at such Initial Closing and Second Closing to each of the Other Purchasers of Notes in the principal amounts specified opposite its name in SCHEDULE A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

3.   INITIAL CLOSING; SECOND CLOSING

3.1  INITIAL CLOSING

     The sale and purchase of the initial $25,000,000 aggregate principal amount of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019-2500, at 11:00 a.m., New York time, at a closing (the "Initial Closing") on July 15, 1998 or on such other Business Day thereafter on or prior to July 31, 1998 as may be agreed upon by the Company and you and the Other Purchasers. At the Initial Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 AS YOU MAY REQUEST) IN THE AMOUNTS set forth on SCHEDULE A dated the date of the Initial Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 930-1-035763, The Chase Manhattan Bank, New York, New York, ABA number 0210-000-21, Reference: Cornell Corrections, Inc. If at the Initial Closing the Company shall fail to tender such Notes to you as provided above in this Section 3.1, or any of the conditions specified in Section 4.1 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

3.2  SECOND CLOSING

     The sale and purchase of the second $25,000,000 aggregate principal amount of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019-2500, at 11:00 a.m., New York time, at a closing (the "Second Closing") on October 15, 1998. At the Second Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) in the amounts set forth on SCHEDULE A dated the date of the Second Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 930-1-035763, The Chase Manhattan Bank, New York, New York, ABA number 0210-000-21, Reference: Cornell Corrections, Inc. If at the Second Closing the Company shall fail to tender such Notes to you as provided above in this Section 3.2, or any of the conditions specified in Section 4.2 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

3.3  CANCELLATION FEE UPON FAILURE TO ISSUE NOTES.

     In the event that the Company shall fail to issue to you and the Other Purchasers on or before October 15, 1998 (the "Final Closing Date"), the $25,000,000 in aggregate principal amount of Notes to be issued at the Second Closing, the Company shall pay to you a cancellation fee in an amount equal to the Make-Whole Amount (as defined in Section 8.6 hereof) calculated with reference to the aggregate principal amount of the Note(s) to have been purchased by you at the Second Closing (such calculation to be made assuming that such Notes were actually issued on the Final Closing Date in such principal amounts and were simultaneously prepaid as provided in Section 8.2 hereof).

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4.   CONDITIONS TO CLOSING.

     4.1  INITIAL CLOSING

     Your obligation to purchase and pay for the Notes to be sold to you at the Initial Closing is subject to the fulfillment to your satisfaction, prior to or at the Initial Closing, of the following conditions: 4.1.1. REPRESENTATIONS AND WARRANTIES.

     The representations and warranties of the Company in this Agreement shall be true and correct when made and at the time of the Initial Closing.

     4.1.2. PERFORMANCE; NO DEFAULT

     The Company and each of its Subsidiaries shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Initial Closing and after giving effect to the issue and sale of the Notes to be issued and sold at the Initial Closing (and the application of the proceeds thereof as contemplated by SCHEDULE 5.14) no Default or Event of Default shall have occurred and be continuing. Since the date of the most recent audited financial statements of the Company provided to you and identified on SCHEDULE 5.5, there shall not have occurred, nor shall there have been threatened, any material and adverse change in the Company's financial position, or any condition, event or act which could materially and adversely affect the Company's business or its ability to repay the Notes issued pursuant to this Agreement and the Other Agreements. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Section applied since such date.

     4.1.3. COMPLIANCE CERTIFICATES.

          (a) OFFICER'S CERTIFICATE. The Company shall have delivered to you an Officer's Certificate, dated the date of the Initial Closing, certifying that the conditions specified in Sections 4.1.1, 4.1.2, 4.1.9 and 4.1.11 have been fulfilled.

           (b) SECRETARY'S CERTIFICATE. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement, the Notes and the Other Agreements.

     4.1.4. OPINIONS OF COUNSEL.

              You shall have received opinions in form and substance satisfactory to you, dated the date of the Initial Closing (a) from Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P., counsel for the Company, covering the matters set forth in EXHIBIT 4.1.4(A) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Kilpatrick Stockton LLP, your special counsel in connection with such transactions, and from local counsel for you, if any, in connection with such transactions, covering such matters incident to such transactions as you may reasonably request.

        4.1.5.      PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

              On the date of the Initial Closing your purchase of Notes shall
(i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

        4.1.6.      SALE OF OTHER NOTES.

              Contemporaneously with the Initial Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Initial Closing as specified in SCHEDULE A.

        4.1.7.      PAYMENT OF SPECIAL COUNSEL FEES.

              The Company shall have paid at or before the Initial Closing the reasonable fees, charges and disbursements of your special counsel and local counsel referred to in Section 4.1.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Initial Closing, and any other costs and expenses incurred by you or any Other Purchaser prior to the Initial Closing and payable by the Company pursuant to
Section 15.1, to the extent reflected in a statement from you or such Other Purchaser, as the case may be, rendered to the Company at least one Business Day prior to the Initial Closing. Nothing contained in this Section 4.1.7 shall limit the provisions of Section 15.1, and the Company agrees to pay promptly upon receipt of any additional statements the reasonable fees, charges and disbursements of such special counsel and any other such costs and expenses payable by the Company not reflected in such statement or statements delivered prior to Initial Closing as reflected in invoices of such counsel or you or any Other Purchaser delivered after the Initial Closing.

        4.1.8.      PRIVATE PLACEMENT NUMBER.

              A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

        4.1.9.      CHANGES IN CORPORATE STRUCTURE.

              Except as specified in SCHEDULE 4.1.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in SCHEDULE 5.5.

        4.1.10      COLLATERAL DOCUMENTS;  SUBSIDIARY GUARANTY;  INTERCREDITOR
AGREEMENT.

        The Company shall have delivered to you copies of each collateral document described on Schedule 1.2(a), duly executed by the Company and its Subsidiaries, as applicable, and dated on or before the date of the Initial Closing. Each of the Company's Subsidiaries shall have delivered to you the Subsidiary Guaranty duly executed by each of the Company's Subsidiaries and dated the date of the Initial Closing. The Company shall have delivered to you copies of the Intercreditor Agreement duly executed by ING (U.S.) Capital Corporation, as agent for the Bank Lenders and holders of the Notes, the Bank Lenders, ING (U.S.) Capital Corporation, as agent for the Bank Lenders, and the Company and dated the date of the Initial Closing.

        4.1.11.     REVOLVING CREDIT AGREEMENT.

              The Revolving Credit Agreement shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived except as provided in SCHEDULE 4.1.11, and the Company shall have delivered to you and each Other Purchaser true, correct and complete copies of the Revolving Credit Agreement and each other Basic Document (as defined therein).

        4.1.12.     OFFEREE LETTER.

              The Company shall have delivered a letter from ING Barings (U.S.) Securities, Inc. to you describing in such detail as you may request the number and character of Persons to whom it or any Person acting on its behalf has offered any of the Notes or any similar Securities of the Company.

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        4.1.13.     PROCEEDINGS AND DOCUMENTS.

              All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

4.2     SECOND CLOSING.

              Your obligation to purchase and pay for the Notes to be sold to you at the Second Closing is subject to the fulfillment to your satisfaction, prior to or at the Second Closing, of the following conditions:

        4.2.1.      REPRESENTATIONS AND WARRANTIES.

              The representations and warranties of the Company in this Agreement shall be true and correct when made, at the time of the Initial Closing and at the time of the Second Closing, except for changes in fact which shall not otherwise constitute a Default hereunder.

        4.2.2.      PERFORMANCE; NO DEFAULT
              The Company and each of its Subsidiaries shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Second Closing and after giving effect to the issue and sale of the Notes to be issued and sold at the Second Closing (and the application of the proceeds thereof as contemplated by SCHEDULE 5.14) no Default or Event of Default shall have occurred and be continuing. Since the date of the most recent audited financial statements of the Company provided to you and identified in SCHEDULE 5.5, there shall not have occurred, nor shall there have been threatened, any material and adverse change in the Company's financial position, or any condition, event or act which could materially and adversely affect the Company's business or its ability to repay the Notes issued pursuant to this Agreement or the Other Agreements. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Section applied since such date.

        4.2.3.      COMPLIANCE CERTIFICATES.

              (a) OFFICER'S CERTIFICATE. The Company shall have delivered to you an Officer's Certificate, dated the date of the Second Closing, certifying that the conditions specified in Sections 4.2.1, 4.2.2, 4.2.8 and 4.2.9 have been fulfilled.

              (b) SECRETARY'S CERTIFICATE. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement, the Notes and the Other Agreements.

        4.2.4.      OPINIONS OF COUNSEL.

              You shall have received opinions in form and substance satisfactory to you, dated the date of the Second Closing (a) from Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P., counsel for the Company, covering the matters set forth in EXHIBIT 4.1.4(A) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Kilpatrick Stockton LLP, your special counsel in connection with such transactions, and from local counsel for you, if any, in connection with such transactions, covering such matters incident to such transactions as you may reasonably request.

        4.2.5.      PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

              On the date of the Second Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

        4.2.6.      SALE OF OTHER NOTES.

              Contemporaneously with the Second Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Second Closing as specified in SCHEDULE A.

        4.2.7.      PAYMENT OF SPECIAL COUNSEL FEES.

              The Company shall have paid at or before the Second Closing the fees, charges and disbursements of your special counsel referred to in Section
4.2.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Second Closing, and any other costs and expenses incurred by you or any Other Purchaser prior to the Second Closing and payable by the Company pursuant to Section 15.1, to the extent reflected in a statement from you or such Other Purchaser, as the case may be, rendered to the Company at least one Business Day prior to the Second Closing. Nothing contained in this Section 4.2.7 shall limit the provisions of Section 15.1, and the Company agrees to pay promptly upon receipt of any additional statements the reasonable fees, charges and disbursements of such special counsel and any other such costs and expenses payable by the Company not reflected in such statement or statements delivered prior to Second Closing as reflected in invoices of such counsel or you or any Other Purchaser delivered after the Second Closing.

        4.2.8.      CHANGES IN CORPORATE STRUCTURE.

              Except as specified in SCHEDULE 4.1.9 or as otherwise permitted under Section 10.6 hereof, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in SCHEDULE 5.5.

        4.2.9.      REVOLVING CREDIT AGREEMENT.

              The Revolving Credit Agreement shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived except as provided in SCHEDULE 4.1.11.

        4.2.10.     PROCEEDINGS AND DOCUMENTS.

              All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

              The Company represents and warrants to you that:

5.1.    ORGANIZATION; POWER AND AUTHORITY.

              The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

5.2.    AUTHORIZATION, ETC.

              This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.    DISCLOSURE.

              The Company, through its agent, ING Barings (U.S.) Securities, Inc., has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated April 1998 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in SCHEDULE 5.3, this Agreement, the Memorandum, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and identified on SCHEDULE 5.3, and the financial statements listed in SCHEDULE 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in
SCHEDULE 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in SCHEDULE 5.5, since December 31, 1997, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

5.4.  ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES.

              (a) SCHEDULE 5.4 contains complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of all Persons beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interest of the Company, and (iii) of the Company's directors and senior officers.

              (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in SCHEDULE 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in SCHEDULE 5.4).

              (c) Each Subsidiary identified in SCHEDULE 5.4 is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

              (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on SCHEDULE 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5.    FINANCIAL STATEMENTS.

              The Company has delivered to you and each other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on
SCHEDULE 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.    COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

              The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any constitution, statute, regulation, rule, permit, certificate, concession, license, franchise, grant, governmental restriction, ordinance, judicial principal or law of any Governmental Authority (collectively, "Laws") applicable to the Company or any Subsidiary.

5.7.    GOVERNMENTAL AUTHORIZATIONS, ETC.

              (a) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Security Documents, the Intercreditor Agreement, the Other Agreements, or the Notes, other than the filing of Uniform Commercial Code financing statements or mortgage filings in connection with the Security Documents.

              (b) No consent, approval, or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Subsidiary of the Subsidiary Guaranty or any Security Document, other than the filing of Uniform Commercial Code financing statements or mortgage filings in connection with the Security Documents.

5.8.    LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

              (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

              (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable Law (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9.    TAXES.

              The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.

5.10.   TITLE TO PROPERTY; LEASES.

              The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11.   LICENSES, PERMITS, ETC.

        (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others,

        (b) to the best knowledge of the Company, no product or service of the Company or any Subsidiary infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

        (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12. COMPLIANCE WITH ERISA

              (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

              (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

              (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

              (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

              (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(F) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in
Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13.   PRIVATE OFFERING BY THE COMPANY

              Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than five other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14.   USE OF PROCEEDS; MARGIN REGULATIONS

              The Company will apply the proceeds of the sale of the Notes as set forth in SCHEDULE 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15.   EXISTING INDEBTEDNESS; FUTURE LIENS

              (a) Except as described therein, SCHEDULE 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of March 31, 1998, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

              (b) Except as disclosed in SCHEDULE 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien.

              (c) Neither the Company nor any Subsidiary has created or permitted to exist any Lien on any real property owned by the Company or any Subsidiary other than Liens created under the Security Documents or Liens permitted under Section 10.5(a), 10.5(b) or 10.5(e) or Liens bonded off in a manner satisfactory to the Required Holders.

5.16.   FOREIGN ASSETS CONTROL REGULATIONS, ETC.

              Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.   STATUS UNDER CERTAIN STATUTES

              Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended.

5.18.   ENVIRONMENTAL MATTERS

            Each of the Company and its Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all applicable Environmental Laws to carry on its business as now being or as currently proposed to be conducted, except to the extent failure to have any such permit, license or authorization would not (either individually or in the aggregate) have a Material Adverse Effect. Each of such permits, licenses and authorizations is in full force and effect and each of the Company and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law, except to the extent failure to comply therewith would not (either individually or in the aggregate) have a Material Adverse Effect.

            In addition, except as set forth in SCHEDULE 5.18 hereto:

            (a) No notice, notification, demand, request for information, citation, summons or order has been issued to the Company or any Subsidiary or about which the Company or any Subsidiary has otherwise become aware, no complaint has been filed against the Company or any Subsidiary or about which the Company or any Subsidiary has otherwise become aware, no penalty has been assessed against the Company or any Subsidiary or about which the Company or any Subsidiary has otherwise become aware and no investigation or review is pending or, to the knowledge of the Company or any Subsidiary, threatened by any Governmental Authority or other entity with respect to any alleged failure by the Company or any Subsidiary to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of the Company or any Subsidiary or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials generated by the Company or any Subsidiary, which has either not been resolved to the satisfaction of the issuing authority or which would not individually or in the aggregate have a Material Adverse Effect.

            (b) Neither the Company nor any of its Subsidiaries owns, operates or leases a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act of 1976, as amended, or under any comparable state or local statute; and

            (i) no polychlorinated biphenyls (PCBs) are or have been present at any site or facility now or previously owned, operated or leased by the Company or any of its Subsidiaries;

            (ii) no asbestos or asbestos-containing materials that are friable or bear a reasonable chance of becoming friable are or have been present at any site or facility now or previously owned, operated or leased b y the Company or any of its Subsidiaries;

            (iii) there are no underground storage tanks for Hazardous Materials, active or abandoned, at any site or facility now or previously owned, operated or leased by the Company or any of its Subsidiaries that are not in material compliance with all applicable Environmental Laws, and there are no surface impoundments for Hazardous Materials, active or abandoned at any site or facility now or previously owned, operated or leased by the Company or any of its Subsidiaries;

            (iv) no Hazardous Materials have been Released at, on or under any site or facility now or previously owned, operated or leased by the Company or any of its Subsidiaries in a reportable quantity established by any applicable Environmental Law; and

            (v) no Hazardous Materials have been otherwise Released at, on or under any site or facility now or previously owned, operated or leased by the Company or any of its Subsidiaries that would (either individually or in the aggregate) have a Material Adverse Effect.

              (c) Neither the Company nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Material to any location that is listed on the National Priorities List ("NPL") under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the NPL by the Environmental Protection Agency in the Comprehensive Environmental Response and Liability Information System, as provided for by 40 C.F.R. ss. 300.5 ("CERCLIS"), or on any similar state or local list or that is the subject of Federal, state or local enforcement actions or other investigations that may lead to Environmental Claims against the Company or any of its Subsidiaries, which individually or in the aggregate would have a Material Adverse Effect.

              (d) No Hazardous Material generated by the Company or any of its Subsidiaries has been recycled, treated, stored, disposed of or Released by the Company or any of its Subsidiaries at any facility which is subject to an Environmental Claim which would reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

              (e) No oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the Company or any of its Subsidiaries and no site or facility now or previously owned, operated or leased by the Company or any of its Subsidiaries (upon due investigation) is proposed for listing on the NPL, CERCLIS or any similar state list of sites requiring investigation or clean-up, in each case, which has either not been resolved to the satisfaction of the issuing authority or which would not individually or in the aggregate have a Material Adverse Effect.
              (f) No Liens have arisen under or pursuant to any Environmental Laws on any site or facility owned, operated or leased by the Company or any of its Subsidiaries, and no government action has been taken or is in process that could subject any such site or facility to such Liens and neither of the Company nor any of its Subsidiaries would be required to place any notice or restriction relating to the presence of Hazardous Materials at any site or facility owned by it in any deed to the real property on which such site or facility is located.

              (g) All investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of the Company or any of its Subsidiaries relating to environmental matters at or affecting any site or facility now or previously owned, operated or leased by the Company or any of its Subsidiaries and that reveal facts, circumstances or conditions that could reasonably be expected to result in a Material Adverse Effect have been made available to you.

5.19.   YEAR 2000 ISSUES

              The Company and its Subsidiaries have made a full and complete assessment of Year 2000 Issues and have a realistic and achievable program for remediating the Year 2000 Issues on a timely basis. Based on such assessment and program, the Company does not reasonable anticipate that Year 2000 Issues will have a Material Adverse Effect.

5.20.   REPRESENTATIONS AND WARRANTIES INCORPORATED FROM OTHER DOCUMENTS

              Each of the representations and warranties made by the Company or any of its Subsidiaries in the Security Documents, the Subsidiary Guaranty or the Intercreditor Agreement is true and correct in all material respects, and such representations and warranties are hereby incorporated herein by reference with the same effect as though set forth in their entirety herein, as qualified herein.

6.      REPRESENTATIONS OF THE PURCHASER

6.1.    PURCHASE FOR INVESTMENT

            You represent that you are an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, PROVIDED that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2.    Source of Funds
              You represent (and each transferee of a Note, by accepting a Note, will be deemed to have represented and warranted to the Company as if it were a purchaser hereunder) that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

          (a) the Source is a separate account of an insurance company allocated to a separate account maintained by you in which an employee benefit plan (or its related trust) has an interest, which separate account is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of such separate account; or

          (b) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph
     (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

          (d) the Source is an "insurance company general account" within the meaning of PTE 95-60 (issued July 12, 1995), and there is no employee benefit plan (treating as a single plan all plans maintained by the same employer or employee organization) with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in your most recent annual statement in the form required by the National Association of Insurance Commissioners as filed with your state of domicile; or

          (e) the Source is a governmental plan; or

          (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

          (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA including Section 4975 of the Code.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA except that "employee benefit plan" shall also include any entity described in Section 4973(c)(i) of the Code.

7.      INFORMATION AS TO COMPANY

7.1.    FINANCIAL AND BUSINESS INFORMATION

              The Company shall deliver to each holder of Notes that is an Institutional Investor:

          (a) QUARTERLY STATEMENTS -- within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

               (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

               (ii)consolidated statements of operations, stockholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from normal and recurring year-end adjustments, and accompanied by a certificate of the Chief Financial Officer of the Company setting forth, in reasonable detail, any pro forma adjustments made to the calculation of EBITDA for such period pursuant to the proviso contained in the definition of such term and further certifying that, in the case of any estimate of EBITDA attributable to any Eligible New Contract or any estimate of the commencement date for services under any Eligible New Contract, such estimates are believed to be reasonable and fair in light of current conditions and current facts known to the Company as of the date of such certificate and represent the Company's good faith estimate of such projected EBITDA or commencement date, as the case may be, PROVIDED that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a) with respect to the delivery of such financial statements;

          (b) ANNUAL STATEMENTS -- within 90 days after the end of each fiscal year of the Company, duplicate copies of,

               (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

               (ii) consolidated statements of operations, stockholders' equity and cash flows of the Company and its Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

               (A) by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

               (B) a certificate of such accountants stating that they have reviewed this Agreement, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement and the Revolving Credit Agreement, and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit),

               (C) if requested by the Required Holders, a schedule prepared by the Company setting forth the unaudited consolidating balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidating statements of operations, stockholders' equity and cash flows of the Company and its Subsidiaries, for such year.

     PROVIDED that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause
     (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

          (c) SEC AND OTHER REPORTS -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

          (d) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within two days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed Default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e) ERISA MATTERS -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

               (ii)the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

               (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

          (f) NOTICES FROM GOVERNMENTAL AUTHORITY -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute, regulation or other Law that could reasonably be expected to have a Material Adverse Effect;

          (g) RULE 144A INFORMATION -- with reasonable promptness, any information necessary to permit any such holder to comply with Rule 144A under the Securities Act, or any successor rule;

          (h) ADDITIONAL INFORMATION -- simultaneously with providing information (other than routine notices of borrowings or repayment) to the Bank Lenders party to the Revolving Credit Agreement, such information that the Company is obligated to provide to the Bank Lenders party to the Revolving Credit Agreement (including without limitation pursuant to Section 9.01 of the Revolving Credit Agreement); and

          (i) REQUESTED INFORMATION -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2.    OFFICER'S CERTIFICATE

              Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.1 through Section 10.5,
     10.7 and 10.9 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

          (b) EVENT OF DEFAULT -- a statement that such officer has reviewed the relevant terms hereof and of the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement and the Revolving Credit Agreement, and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3.    INSPECTION

              The Company shall permit the representatives of each holder of
Notes:

          (a) NO DEFAULT -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers and to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times during the normal business hours of the Company and as often as may be reasonably requested in writing; and

          (b) DEFAULT -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.      PREPAYMENT OF THE NOTES

8.1.    REQUIRED PREPAYMENTS

              On each date listed below, the Company will prepay the principal amount listed below (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium:

                                    DATE OF                PRINCIPAL AMOUNT
                              REQUIRED PREPAYMENT       OF REQUIRED PREPAYMENT
                              -------------------       ----------------------
                                   July 15, 2003                  $6,250,000
                                   July 15, 2004                  $6,250,000
                                   July 15, 2005                  $6,250,000
                                   July 15, 2006                  $6,250,000
                                   July 15, 2007                  $6,250,000
                                   July 15, 2008                  $6,250,000
                                   July 15, 2009                  $6,250,000

     (with a final payment being due under the Notes in the principal amount of $6,250,000 on July 15, 2010)

PROVIDED that upon any partial prepayment of the Notes pursuant to Section 8.2 or 8.8 or purchase of the Notes permitted by Section 8.5 the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

8.2.    OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT

              The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an aggregate amount not less than $1,000,000 in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes irrevocable written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.    ALLOCATION OF PARTIAL PREPAYMENTS

              In the case of each partial prepayment of the Notes pursuant to
Section 8.1 or 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. In the case of each partial prepayment of the Notes pursuant to Section 8.8, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes subject to such partial prepayment in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4.    MATURITY; SURRENDER, ETC.

              In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount to be prepaid shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.    PURCHASE OF NOTES

              The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.    MAKE-WHOLE AMOUNT

              The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, PROVIDED that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

               "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or 8.7 (any partial prepayment or payments being applied in satisfaction of required payments of principal in inverse order of their scheduled due dates) or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

               "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

               "Reinvestment Yield" means, with respect to the Called Principal of any Note, the per annum rate equal to the sum of (i) in the case of any prepayment as a result of a Change of Control (as defined in Section 8.7(d)), 0.75% or (ii) in the case of any other prepayment , 0.50%, PLUS the yield to maturity implied by (x) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (y) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

               "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

               "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, PROVIDED that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, 8.7 or 12.1.

               "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or 8.7 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

8.7.    PREPAYMENT UPON CHANGE OF CONTROL

          (a) NOTICE OF CHANGE IN CONTROL. The Company will, within five Business Days after any Responsible Officer has knowledge that any Change in Control has occurred, give written notice (the "Change of Control Notice") of such Change in Control to each holder of Notes. Such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.7.

          (b) OFFER TO PREPAY NOTES. The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Proposed Prepayment Date") that is not less than 20 days and not more than 30 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the thirtieth day after the date of such offer).

          (c) ACCEPTANCE. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to the Company at least five Business Days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute an acceptance of such offer by such holder.

          (d) PREPAYMENT. Prepayment of the Notes to be prepaid pursuant to this
     Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment, and a premium equal to the then applicable Make-Whole Amount. The prepayment shall be made on the Proposed Prepayment Date.

          (e) OFFICER'S CERTIFICATE. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be repaid, accrued to the Proposed Repayment Date; (v) the Make-Whole Amount that would be due on each Note offered to be repaid, calculated as of the Proposed Repayment Date; and (vi) in reasonable detail, the nature and date of the Change in Control.

          (f) EFFECT ON REQUIRED PAYMENTS. The amount of each payment of the principal of the Notes made pursuant to this Section 8.7 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 8.1 by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

          (g) (i) Without limiting the foregoing, notwithstanding any failure on the part of the Company to give the Change of Control Notice herein required as a result of the occurrence of a Change of Control, each holder of the Notes shall have the right by delivery of written notice to the Company to declare that a Change of Control has occurred and, to require the Company to prepay, and the Company will prepay, such holder's Notes in full, together with accrued interest thereon to the date of prepayment, and a premium equal to the then applicable Make-Whole Amount.

               (ii) Compliance with the provisions of this Section 8.7(g) shall not be deemed to constitute a waiver of, or consent to, any Default or Event of Default caused by any violation of the provisions of Section 8.7(a) or (d).

        (h) A "CHANGE OF CONTROL" shall be deemed to have occurred if at any time any Person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related Persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), other than a group of Persons including, and under the general direction of, a majority of Current Management become the "beneficial owners" (as such term is used in Rule 13d-3 under the Exchange Act as in effect on the date of the Closing), directly or indirectly, of more than 50% of the total voting power of any class of the then outstanding Voting Stock of the Company.

8.8.    OFFER TO PREPAY NOTES IN THE EVENT OF A DEBT PREPAYMENT APPLICATION

              (a) NOTICE OF DEBT PREPAYMENT APPLICATION. In the event of a Debt Prepayment Application pursuant to Section 10.7, the Company shall offer to prepay, in accordance with and subject to the definition of Debt Prepayment Application, the Ratable Portion of each Note held by each holder on the date specified in such offer, which date shall occur prior to the expiration of the 365 day period specified in Section 10.7 and no later than the first Debt Prepayment Application with respect to any other Senior Debt of the Company or any of its Subsidiaries (the "PROPOSED DPA PREPAYMENT DATE"). The Proposed DPA Prepayment Date shall be not less than 20 days and not more than 30 days after the date of such offer (if the Proposed DPA Prepayment Date shall not be specified in such offer, the Proposed DPA Prepayment Date shall be the 30th day after the date of such offer).

              (b) ACCEPTANCE. A holder of Notes may accept an offer to prepay made pursuant to Section 8.8(a) by causing a notice of such acceptance to be delivered to the Company at least five Business Days prior to the Proposed DPA Prepayment Date. Two Business Days prior to the Proposed DPA Prepayment Date, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the principal amount of each Note that is to be prepaid (determined in accordance with the definition of Ratable Portion) on the Proposed DPA Prepayment Date, the interest due thereon accrued to the Proposed DPA Prepayment Date and the Make-Whole Amount due in respect thereof calculated as of the Proposed DPA Prepayment Date. A failure by any holder of Notes to respond to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute an acceptance of such offer by such holder.

              (c) PREPAYMENT. Prepayment of the Notes to be prepaid pursuant to this Section 8.8 shall be at 100% of the principal amount of such Notes, or such lesser amount as shall equal the Ratable Portion of the Notes being repaid, together with interest on such Notes accrued to the date of prepayment, and a premium equal to the then applicable Make-Whole Amount. The prepayment shall be made on the Proposed DPA Prepayment Date.

              (d) OFFICER'S CERTIFICATE. Each offer to prepay the Notes pursuant to Section 8.8(a) shall be accompanied by an Officer's Certificate of the Company, dated the date of such offer and specifying: (i) the Proposed DPA Prepayment Date; (ii) that such offer is made pursuant to Section 8.8(a); (iii) the aggregate principal amount of all Notes, and the principal amount of each Note, offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed DPA Prepayment Date; and (v) in reasonable detail, the respective natures, dates and Net Proceeds Amounts of the Asset Sales giving rise to such offer of prepayment.

9.      AFFIRMATIVE COVENANTS
              The Company covenants that so long as any of the Notes are outstanding:

9.1.    COMPLIANCE WITH LAW

              The Company will and will cause each of its Subsidiaries to comply with all Laws to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such Laws or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.    INSURANCE

              The Company will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by corporations of comparable size engaged in the same or similar business and similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such corporations. The Company will in any event maintain (with respect to itself and each of its Subsidiaries):

        (1) CASUALTY INSURANCE -- insurance against loss or damage covering all of the tangible real and personal property and improvements of the Company and each of its Subsidiaries by reason of any Peril (as defined below) in such amounts (subject to such deductibles as shall be satisfactory to the Required Holders) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy but in any event in an amount (i) in the case of fixed assets and equipment (including, without limitation, vehicles), at least equal to 100% of the actual replacement cost of such assets (including, without limitation, foundation, footings and excavation costs), subject to deductibles as aforesaid and (ii) in the case of inventory, not less than the fair market value thereof, subject to deductibles as aforesaid, PROVIDED that insurance in respect of Perils consisting of earthquakes or floods shall not be required to be obtained except upon 30 days' prior notice from the Required Holders.

        (2) AUTOMOBILE LIABILITY INSURANCE FOR BODILY INJURY AND PROPERTY DAMAGE -- insurance against liability for bodily injury and property damage in respect of all vehicles (whether owned, hired or rented by the Company or any of its Subsidiaries) at any time located at, or used in connection with, its properties or operations in such amounts as are then customary for vehicles used in connection with similar properties and businesses, but in any event to the extent required by applicable law.

        (3) COMPREHENSIVE GENERAL LIABILITY INSURANCE -- insurance against claims for bodily injury, death or property damage occurring on, in or about the properties (and adjoining streets, sidewalks and waterways) of the Company and its Subsidiaries, in such amounts as are then customary for property similar in use in the jurisdictions where such properties are located.

        (4) WORKERS' COMPENSATION INSURANCE -- workers' compensation insurance (including, without limitation, Employers' Liability Insurance) to the extent required by applicable law.

        (5) BUSINESS INTERRUPTION INSURANCE -- insurance against loss of operating income (up to an aggregate amount equal to $20,000,000 and subject to a deductible, or self-insured amount, not in excess of $100,000) by reason of any Peril.

        (6) PROFESSIONAL LIABILITY INSURANCE -- professional liability insurance in an amount equal to at least $10,000,000.

Such insurance shall be written by financially responsible companies selected by the Company and (except for automobile insurance) having an A.M. Best rating of "A" or better and being in a financial size category of VII or larger (or, with respect to professional liability insurance only, an equivalent rating by a European equivalent of A.M. Best), or by other companies acceptable to the Required Holders, and (other than workers' compensation) shall name the Collateral Agent as loss payee (to the extent covering risk of loss or damage to tangible property) and as an additional named insured as its interests may appear (to the extent covering any other risk). Each policy referred to in this
Section 9.2 shall provide that it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days' notice to the Collateral Agent and shall also provide that the interests of the Collateral Agent and the holders of the Notes shall not be invalidated by any act or negligence of the Company or any Person having an interest in any property covered by any Security Document nor by occupancy or use of any such property for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to such property. The Company will advise the Collateral Agent promptly of any significant policy cancellation (other than any such cancellation in connection with the replacement thereof), reduction or amendment.

              On or before the Initial Closing Date, the Company will deliver to the Collateral Agent and the Purchasers certificates of insurance satisfactory to the Collateral Agent and the Required Holders evidencing the existence of all insurance required to be maintain by the Company hereunder setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage and showing that such insurance will remain in effect through the December 31 falling at least six months after the date hereof, subject only to the payment of premiums as they become due. Thereafter, the Company will maintain all insurance required to be maintained by the Company hereunder through the December 31 of each subsequent calendar year so long as any Notes are outstanding under this Agreement, subject only to the payment of premiums as they become due. In addition, the Company will not modify any of the provisions of any policy with respect to professional liability insurance without delivering the original copy of the endorsement reflecting such modification to the Collateral Agent accompanied by a written report of Kaye Insurance Associates, or any other firm of independent insurance brokers of nationally recognized standing, stating that, in their opinion, such policy (as so modified) adequately protects the interest of the holders of the Notes, is in compliance with the provisions of this Section 9.2, and is comparable in all respects with insurance carried by responsible owners and operators of businesses similar to those of the Company and its Subsidiaries. The Company will not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 9.2 unless the Collateral Agent is the named insured thereunder, with loss payable as provided herein. The Company will immediately notify the Collateral Agent whenever any such separate insurance is obtained and shall deliver to the Collateral Agent the certificates evidencing the same.

        Without limiting the obligations of the Company under the foregoing provisions of this Section 9.2, in the event the Company shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this Section 9.2, then the Collateral Agent may (upon notice to the Company), but shall have no obligation so to do, procure insurance covering the interest of the holders of the Notes in such amounts and against such risks as the Collateral Agent (or the Required Holders) shall deem appropriate, and the Company shall reimburse the Collateral Agent in respect of any premiums paid by the Collateral Agent in respect thereof.

        For purposes hereof, the term "Peril" shall mean, collectively, fire, lightning, flood, windstorm, hail, earthquake, explosion, riot and civil commotion, vandalism and malicious mischief, damage for aircraft, vehicles and smoke and all other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the properties of the Company and its Subsidiaries are located.

9.3.    MAINTENANCE OF PROPERTIES

              The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, PROVIDED that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is in the best interest of the Company and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4.    PAYMENT OF TAXES AND CLAIMS

              The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, PROVIDED that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5.    CORPORATE EXISTENCE, ETC.

              The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.6 and 10.7, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

9.6.    BUSINESS OF THE COMPANY

              The Company covenants that neither it nor any Subsidiary will engage in any business if, as a result, the general nature of the business which would then be engaged in by the Company and its Subsidiaries taken as a whole would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries on the date of this Agreement.

9.7     ADDITIONAL GUARANTIES

              In the event that any Subsidiary or any other Person shall at any time guarantee the Indebtedness of the Company or any Subsidiary under the Revolving Credit Agreement, the Company will cause such Subsidiary or other Person to execute a guaranty in favor of the holders of the Notes in substantially the form of Exhibit 1.2(b), and the Company shall deliver or cause to be delivered to the holders of the Notes (or to the Collateral Agent for their benefit) any legal opinions, certificates, reports and other ancillary documents as are required to be delivered to or for the benefit of the Bank Lenders under the Revolving Credit Agreement, in each case addressed to or otherwise benefiting the holders of the Notes in the same manner as the documents delivered to or for the benefit of the Bank Lenders ("Ancillary Credit Documents").

9.8.    TITLE EXAMINATIONS; ADDITIONAL COLLATERAL.

              (a) The Company shall deliver or cause to be delivered to the Collateral Agent, with copies to your special counsel, Kilpatrick Stockton LLP, within thirty (30) days after the Initial Closing Date, current title examinations with respect to each mortgaged property covered by the Security Documents, which shall be satisfactory in all respects to you and your special counsel.

              (b) In the event that any collateral in addition to the Collateral is at any time provided to secure the Indebtedness of the Company or any Subsidiary under the Revolving Credit Agreement, the Company will make, or cause to be made, effective provision whereby the Notes will also be secured by such collateral, equally and ratably with the Bank Lenders and in a manner consistent with the Intercreditor Agreement, and the Company shall deliver or cause to be delivered to the Collateral Agent (for the benefit of the holders of the Notes), any Ancillary Credit Documents delivered in connection therewith.

9.9.    YEAR 2000 ISSUES

              The Company will take, and cause its Subsidiaries to take, all actions reasonably necessary to assure that the Year 2000 Issues will not have a Material Adverse Effect. Upon request by any holder of the Notes the Company will provide the holders of the Notes with a written description of its Year 2000 program, including updates and progress reports. The Company will advise the holders of the Notes of any reasonably anticipated Material Adverse Effect as a result of Year 2000 Issues.

10.     NEGATIVE COVENANTS

              The Company covenants that so long as any of the Notes are outstanding:

10.1.    MAINTENANCE OF CONSOLIDATED ADJUSTED NET WORTH

              The Company will not, at any time, permit Consolidated Adjusted Net Worth to be less than the sum of (a) $65,000,000, plus (b) an aggregate amount equal to 50% of its Consolidated Net Income (but, in each case, only if a positive number) for each fiscal year completed at such time and each fiscal quarter in the then-current fiscal year that is completed at such time; provided that for the 1998 fiscal year such computation shall include only Consolidated Net Income for the fiscal quarters ended September 30, 1998 and December 31, 1998.

10.2.    FIXED CHARGES COVERAGE

         The Company will not, at any time, permit the Fixed Charges Coverage Ratio to be less than 2.0 to 1.0.

10.3.    LIMITATION ON SENIOR DEBT

         The Company will not, at any time, permit the ratio of Consolidated Senior Debt to EBITDA to exceed (i) 4.0 to 1.0 at any time from and after the Initial Closing through December 31, 2000, (ii) 3.75 to 1.0 at any time on or after January 1, 2001 through June 30, 2003, or (iii) 3.5 to 1.0 at any time thereafter.

10.4.    LIMITATION ON DEBT

         The Company will not, at any time, permit the ratio of Consolidated Debt to EBITDA to exceed (i) 5.0 to 1.0 at any time from and after the Initial Closing through December 31, 2000, (ii) 4.75 to 1.0 at any time on or after January 1, 2001 through June 30, 2003, or (iii) 4.5 to 1.0 at any time thereafter.

10.5.    LIMITATION ON LIENS

         The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the last paragraph of this Section 10.5), or assign or otherwise convey any right to receive income or profits, except:

               (a)Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

                 (b)statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable;

                 (c)any attachment or judgment Lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay;

                 (d)Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

               (e)leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Subsidiaries, PROVIDED that such Liens do not, in the aggregate, materially detract from the value of such property;

               (f)Liens on property or assets of the Company's Subsidiaries securing Debt owing to the Company or to any of its Wholly-Owned Subsidiaries;

               (g)at any time prior to the Collateral Release Date, Liens created under the Security Documents or replacements thereof; and

               (h)other Liens not otherwise permitted by paragraphs (a) through
          (g), other than Liens on Current Assets, securing Priority Debt, PROVIDED that the aggregate amount of all Priority Debt shall not at any time exceed 15% of Consolidated Adjusted Net Worth.

If, notwithstanding the prohibition contained herein, the Company shall, or shall permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien, other than those Liens permitted by the provisions of paragraphs (a) through (h) of this Section 10.5, it will make or cause to be made effective provision whereby the Notes will be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property. Such violation of this

Section 10.5 will constitute a Default, whether or not provision is made for an equal and ratable Lien pursuant to this Section 10.5.

10.6.    MERGERS, CONSOLIDATIONS, ETC.

          The Company will not, and will not permit any of its Subsidiaries to, consolidate with or merge with any other corporation (except that a Subsidiary of the Company may consolidate with or merge with the Company or another Wholly-Owned Subsidiary of the Company, and an Affiliate of the Company in existence on the date of the Initial Closing may consolidate with or merge with the Company), PROVIDED that the foregoing restriction does not apply to the consolidation or merger of the Company with any Person so long as:

               (a) the successor formed by such consolidation or the survivor of such merger, as the case may be (the "Successor Corporation"), shall be a solvent corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia or the laws of Canada or any province thereof;

               (b) if the Company is not the Successor Corporation, such corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements, the Security Documents, the Intercreditor Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Company shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

               (c) immediately after giving effect to such transaction no Default or Event of Default would exist.

10.7.    Sale of Assets, etc.

         Except as permitted under Section 10.6, the Company will not, and will not permit any of its Subsidiaries to, make any Asset Disposition unless:

               (a) in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property of the Company or a Subsidiary that is the subject of the Asset Disposition and is in the best interest of the Company or such Subsidiary; and

               (b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

               (c) immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition (i) occurring on or after the date of the Initial Closing would not exceed 30% of Consolidated Assets as of the end of the then most recently ended fiscal quarter of the Company and (ii) occurring in the then current fiscal year of the Company would not exceed 15% of Consolidated Assets as of the end of the then most recently ended fiscal year of the Company.

If the Net Proceeds Amount or any portion thereof for any Transfer is applied to a Debt Prepayment Application or a Property Reinvestment Application within 365 days after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (c) of this Section 10.7 as of a date on or after the Net Proceeds Amount or such portion thereof is so applied and to the extent of such application, shall be deemed not to be an Asset Disposition for purposes of subsection (c) of this Section 10.7.

10.8.    RESTRICTIONS ON DIVIDENDS OF SUBSIDIARIES, ETC.

         The Company will not, and will not permit any of its Subsidiaries to, enter into any agreement which would restrict any Subsidiary's ability or right to pay dividends to, or make advances to or Investments in, the Company or any other Subsidiary owning any stock or other equity interest in such Subsidiary.

10.9.    TAX CONSOLIDATION.

         The Company will not, and will not permit its Subsidiaries to, consent to or permit the filing of or be a party to any consolidated income tax return on behalf of the Company or any of its Subsidiaries with any Person (other than a consolidated income tax return that includes the Company and its own Subsidiaries).

10.10.   TRANSACTIONS WITH AFFILIATES.

         The Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or a Wholly-Owned Subsidiary of the Company), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

11.     EVENTS OF DEFAULT

              An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

               (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

               (b) the Company defaults in the payment of any interest on any Note for more than three Business Days after the same becomes due and payable; or

               (c) the Company defaults in the performance of or compliance with any term contained in Section 10 or Section 7.1(d); or

               (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs
          (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

               (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been untrue or incorrect in any material respect on the date as of which made or deemed made; or

               (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on the Indebtedness incurred pursuant to the Revolving Credit Agreement or any other Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000, in each case, beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of the Indebtedness incurred pursuant to the Revolving Credit Agreement or any other Indebtedness in an aggregate outstanding principal amount of at least $5,000,000, in each case, or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition any such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare any such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or
          (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase, redeem, collateralize or pay before its regular maturity or before its regularly scheduled dates of payment, or to establish a sinking fund for, any Indebtedness incurred pursuant to the Revolving Credit Agreement or any other Indebtedness in an aggregate outstanding principal amount of at least $5,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

               (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due,
          (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property,
          (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

               (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

               (i) a final judgment or judgments for the payment of money aggregating in excess of $1,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 45 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 45 days after the expiration of such stay; or

               (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

               (k) except as otherwise expressly provided pursuant to Section 17 or 22 or expressly provided in the applicable Security Document or the Intercreditor Agreement, any Security Document shall cease, with respect to the collateral pledged thereunder, to be effective to give to the Collateral Agent for the benefit of the holders of the Notes a valid and perfected Lien on such Collateral with the priority purported to be created by such Security Document, on any material part of the Liens purported to be created thereby with respect thereto, or the holders of the Notes shall at any time not be equally and ratably secured by any collateral which secures the obligations of the Company or any Subsidiary under the Revolving Credit Agreement.

               (l) except as otherwise expressly provided in Section 17 or 22 or expressly provided in the Subsidiary Guaranty or the Intercreditor Agreement, the Subsidiary Guaranty shall cease for any reason to be in full force and effect or any guarantor thereunder shall so assert in writing, or the Notes shall at any time not be guaranteed on a PARI PASSU basis with any Guaranty given in respect of the obligations of the Company or any Subsidiary under the Revolving Credit Agreement.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.     REMEDIES ON DEFAULT, ETC.

12.1.   ACCELERATION

              (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

              (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 25% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

              (c) If any Event of Default described in paragraph (a) or (b) of
Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

              Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.   OTHER REMEDIES

              If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. RESCISSION

              At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than a majority in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if
(a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and (to the extent permitted by applicable law) all interest on such overdue principal and Make-Whole Amount, if any, and any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.   NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

              No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.     REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES

13.1.   REGISTRATION OF NOTES

              The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.   TRANSFER AND EXCHANGE OF NOTES

              Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, PROVIDED that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in
Section 6.2.

13.3.   REPLACEMENT OF NOTES

              Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

               (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (PROVIDED that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least equal to the outstanding principal amount of such Note, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

               (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.     PAYMENTS ON NOTES

14.1.   PLACE OF PAYMENT

              Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of the Payment Agent in such jurisdiction.

14.2.   HOME OFFICE PAYMENT

              So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address of the Payment Agent specified for such purpose below your name in SCHEDULE A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

14.3.   NO WITHHOLDING, ETC.

            All payments (including prepayments) to be made by the Company under this Agreement, the Other Agreements or the Notes, including payments of principal of and interest on the Notes, the Make-Whole Amount (if any), fees, expenses and indemnities, shall be made without set-off or counterclaim and in immediately available funds. The Company agrees to pay all governmental assessments, charges or taxes (except income or other similar taxes imposed on any holder of a Note), including any interest or penalties thereon, at any time payable or ruled to be payable in respect of the existence, execution or delivery of this Agreement, the Other Agreements, the Security Documents, the Subsidiary Guaranty or the Intercreditor Agreement, or the issuance of the Notes, and to indemnify and hold each and every holder of the Notes harmless against liability in connection with any such assessments, charges or taxes.

15.     EXPENSES, ETC.

15.1.   TRANSACTION EXPENSES

              Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a
Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation, (a) the costs and expenses (including reasonable attorney's fees of your special counsel) incurred in preparing, negotiating or reviewing any of the guaranty or collateral documents to be delivered pursuant to Section
9.7 or 9.8, and any other costs and expenses (including without limitation filing fees, title examination fees and title insurance premiums, and, to the extent permitted by applicable law, documentary stamp, mortgage, recording or other similar taxes or fees) relating to any of such guaranty or collateral documents, (b) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (c) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Security Documents, by the Subsidiary Guaranty, by the Intercreditor Agreement and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2. ENVIRONMENTAL INDEMNIFICATION

              The Company agrees to indemnify each holder (and beneficial owner if the holder is a nominee) of Notes, its officers, directors, employees, representatives and Affiliates from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (including without limitation attorneys' fees) incurred by any of them as a result of, or arising out of, or in any way related to (i) the past, present or future operations of the Company or any of its Subsidiaries (or any predecessor in interest to the Company or any of its Subsidiaries), (ii) the past, present or future condition of any site or facility owned, operated or leased at any time by the Company or any of its Subsidiaries (or any such predecessor in interest), (iii) any Environmental Claim pending, asserted or threatened against the Company or any of its Subsidiaries (or any such predecessor in interest), (iv) any Release or threatened Release of any Hazardous Materials at or from any such site or facility, or (v) the failure by the Company or any of its Subsidiaries to comply with any Environmental Law (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified or by reason of any act or failure to act on the part of such Person after such Person has assumed ownership, dominion and control of any such Property).

15.3.   SURVIVAL

              The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT

     All representations and warranties contained herein and therein shall survive the execution and delivery of this Agreement, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or any Subsidiary or Affiliate pursuant to this Agreement, the Security Documents, the Subsidiary Guaranty or the Intercreditor Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

17.     AMENDMENT AND WAIVER

17.1    REQUIREMENTS

              (a) This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

              (b) Except as provided in Section 22, no collateral provided to secure the Notes pursuant to Section 1.2 or 9.8 or the Subsidiary Guaranty may be released without the written consent of the Required Holders.

17.2    SOLICITATION OF HOLDERS OF NOTES

              (a) SOLICITATION. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, of the Security Documents, of the Subsidiary Guaranty, of the Intercreditor Agreement or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 or of the Security Documents, the Subsidiary Guaranty or the Intercreditor Agreement to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

              (b) PAYMENT. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Security Documents, the Subsidiary Guaranty or the Intercreditor Agreement unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.   Binding Effect, etc.

              Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder, under the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented. All references herein to any other agreement or other document shall mean such agreement or document as it may from time to time be amended or supplemented.

17.4.   NOTES HELD BY COMPANY, ETC.

              Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement or the Notes, or have directed the taking of any action provided herein or in the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.     NOTICES

              All notices and communications provided for hereunder shall be in writing and sent (a) by registered or certified mail with return receipt requested (postage prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

               (i) if to you or your nominee, to you or it at the address specified for such communications in SCHEDULE A, or at such other address as you or it shall have specified to the Company in writing,

               (ii)if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

               (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of its Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.      REPRODUCTION OF DOCUMENTS

              This Agreement, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.     CONFIDENTIAL INFORMATION

              For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, PROVIDED that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, PROVIDED that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),
(vi) any federal or state regulatory authority having jurisdiction over you,
(vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.     SUBSTITUTION OF PURCHASER

              You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.   RELEASE OF COLLATERAL AND GUARANTIES

      (a) The holders of the Notes acknowledge and agree that (i) such holders will discharge and release Liens created by the Security Documents in the event that any assets (including any Subsidiary) subject to any such collateral security document is disposed of in accordance with Section 10.7 of, or such disposition is otherwise permitted under, this Agreement, and will discharge and release the Subsidiary Guaranty as to any Subsidiary disposed of in accordance with the terms of this Agreement, PROVIDED that, in each case, both before and after giving effect to such release no Default or Event of Default shall have occurred and be continuing and the Bank Lenders shall simultaneously discharge in the same manner and to the same extent such Liens or such comparable guaranty obligations in favor of the Bank Lenders contained in the Revolving Credit Agreement or in any other document; and (ii) such holders will discharge and release all Liens created by the Security Documents and will discharge and release the Subsidiary Guaranty upon request of the Company, PROVIDED that (x) both before and after giving effect to such release the Company is in compliance with Section 10.5 and no Default or Event of Default shall have occurred and be continuing, (y) the Company's ratio of Consolidated Debt to Consolidated Capitalization does not exceed 60% and (z) the Bank Lenders shall simultaneously discharge and release in the same manner and to the same extent such Liens or such comparable guaranty obligations in favor of the Bank Lenders contained in the Revolving Credit Agreement, and PROVIDED FURTHER that in the event the Lien of any Security Document (or any replacement therefor) for any reason whatsoever attaches or re-attaches for the benefit of any of the Bank Lenders or the subsidiary guaranties in favor of the Bank Lenders pursuant to the Revolving Credit Agreement resuscitate (or are otherwise replaced) for the benefit of any of the Bank Lenders, then the Liens created by the Security Documents (or any replacements therefor) and the guarantees granted under the Subsidiary Guaranty, shall IPSO FACTO again secure or benefit the holders of the Notes, as the case may be.

      (b) It is understood and agreed by the Company and the holders of the Notes that from and after the date of the complete release of the Lien of the Security Documents entered into pursuant to Section 1.2 or 9.8, neither the collateral subject thereto nor any part or portion thereof shall thereafter be subjected to any Lien except a Lien created or incurred within the limitations provided in Section 10.5; provided, however, that if at any time such collateral again becomes subject to a Lien, the provisions of Section 1.2 and 9.9 will again apply in connection therewith.

23.      MISCELLANEOUS

23.1.   SUCCESSORS AND ASSIGNS

              All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

23.2.   PAYMENTS DUE ON NON-BUSINESS DAYS

              Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

23.3.   SEVERABILITY

              Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.4    CONSTRUCTION

              Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

23.5.   COUNTERPARTS

              This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.6.   GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL

              (a) THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

            (b) The Company agrees that any legal action or proceeding with respect to this Agreement and the Other Agreements or the transactions contemplated hereby may be brought in the courts of the State of New York, or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Company hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. The Company hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

            (c) TO THE EXTENT PERMITTED BY LAW, THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

23.7.   TIME OF ESSENCE

            Time is of the essence of this Agreement and of each Note issued hereunder.

23.8.   INDEPENDENCE OF COVENANTS

            All covenants of the Company hereunder shall be of independent effect so that if a particular action or condition is not permitted by any one of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant, shall not avoid the occurrence of an Event of Default or a Default if such action is taken or condition exists.

23.9.    INTEREST

         It is expressly stipulated and agreed to be the intent of you and the Company at all times to comply with the applicable laws governing the maximum rate or amount of interest payable on or in connection with this Agreement, the Notes and the indebtedness evidenced thereby. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Agreement or the Notes, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced thereby, or if acceleration of the maturity of any of the Notes or if any prepayment by the Company results in the Company having paid any interest in excess of that permitted by applicable law, then it is the express intent of you and the Company that all excess amounts shall be canceled automatically, and, if previously paid, such excess amounts shall be applied to the reduction of the principal amount owing under the Notes and this Agreement or on account of any other indebtedness of the Company to you, and not to the payment of interest, or if such excess amounts exceed the unpaid balance of principal of such indebtedness, such excess amounts shall be refunded to the Company, and the provisions of this Agreement and the Notes immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. Without limiting the foregoing, if the Make-Whole Amount payable upon acceleration of maturity of any Note constitutes interest under applicable law, the amount of such Make-Whole Amount, together with all other amounts which constitute interest under applicable law, will not exceed the maximum amount of interest which may lawfully be charged or received with respect to the indebtedness evidenced hereby for the actual period such evidence is outstanding. The right to accelerate maturity of the Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and you do not intend to collect any unearned interest in the event of acceleration. In determining compliance with the foregoing, all sums paid or agreed to be paid to you for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the term of such indebtedness so that the rate or amount of interest on account of such indebtedness does not exceed the applicable usury ceiling.

                If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                                    Very truly yours,

                                                    CORNELL CORRECTIONS, INC.


                                                    By:
                                                        Brian E. Bergeron, Chief
                                                        Financial Officer and
                                                        Treasurer


The foregoing is hereby agreed to as of the date thereof.

PACIFIC LIFE INSURANCE COMPANY

By:
     Raymond J. Lee, Senior Vice President

By:
     Peter S. Fiek, Assistant Secretary

                If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                                    Very truly yours,

                                                    CORNELL CORRECTIONS, INC.



                                                    By:
                                                        Brian E. Bergeron, Chief
                                                        Financial Officer and
                                                        Treasurer

The foregoing is hereby agreed to as of the date thereof.

SECURITY LIFE OF DENVER
INSURANCE COMPANY

BY: ING INVESTMENT MANAGEMENT, LLC,
    AS AGENT


By:
   Fred C. Smith, Senior Vice President
   and Managing Director

                If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                                    Very truly yours,

                                                    CORNELL CORRECTIONS, INC.



                                                    By:
                                                        Brian E. Bergeron, Chief
                                                        Financial Officer and
                                                        Treasurer

The foregoing is hereby agreed to as of the date thereof.

SOUTHLAND LIFE INSURANCE COMPANY

BY: ING INVESTMENT MANAGEMENT, LLC,
    AS AGENT

By:
   Fred C. Smith, Senior Vice President
   and Managing Director

                If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                                    Very truly yours,

                                                    CORNELL CORRECTIONS, INC.


                                                    By:
                                                        Brian E. Bergeron, Chief
                                                        Financial Officer and
                                                        Treasurer


The foregoing is hereby agreed to as of the date thereof.

GOLDEN AMERICAN LIFE INSURANCE
COMPANY

BY: ING INVESTMENT MANAGEMENT, LLC,
    AS AGENT



By:
   Fred C. Smith, Senior Vice President
   and Managing Director

                If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                                    Very truly yours,

                                                    CORNELL CORRECTIONS, INC.


                                                    By:
                                                        Brian E. Bergeron, Chief
                                                        Financial Officer and
                                                        Treasurer

The foregoing is hereby agreed to as of the date thereof.

USG LIFE & ANNUITY COMPANY

BY: ING INVESTMENT MANAGEMENT, LLC,
    AS AGENT



By:
   Fred C. Smith, Senior Vice President
   and Managing Director

                If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                                    Very truly yours,

                                                    CORNELL CORRECTIONS, INC.

                                                    By:
                                                        Brian E. Bergeron, Chief
                                                        Financial Officer and
                                                        Treasurer

The foregoing is hereby agreed to as of the date thereof.

EQUITABLE LIFE INSURANCE COMPANY
OF IOWA

BY: ING INVESTMENT MANAGEMENT, LLC,
    AS AGENT



By:
   Fred C. Smith, Senior Vice President
   and Managing Director

                If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                                    Very truly yours,

                                                    CORNELL CORRECTIONS, INC.

                                                    By:
                                                        Brian E. Bergeron, Chief
                                                        Financial Officer and
                                                        Treasurer


The foregoing is hereby agreed to as of the date thereof.

THE CANADA LIFE ASSURANCE COMPANY


By:
   Brian J. Lynch, Treasurer

                                                                      SCHEDULE A


                                         AGGREGATE PRINCIPAL
                                           AMOUNT OF NOTES            NOTE
                                           TO BE PURCHASED       DENOMINATION(S)


PACIFIC LIFE INSURANCE COMPANY             INITIAL CLOSING:
700 NEWPORT CENTER DRIVE                   U.S.$12,500,000       U.S.$10,000,000
NEWPORT BEACH, CALIFORNIA 92660-6397                             U.S.$ 2,500,000

(NOTES TO BE ISSUED IN THE NAME OF         SECOND CLOSING:
PURCHASER'S NOMINEE, ATWELL & CO.)         U.S.$12,500,000       U.S.$10,000,000
                                                                 U.S $ 2,500,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

                  ING (U.S.) Capital Corporation,
                  as payment agent

               The Chase Manhattan Bank
               New York, New York
               ABA # 0210-000-21
               Account # 930-1-035763
               Reference: Cornell Corrections, Inc.

               For further credit to: BBK=Chase Manhattan Bank/SSTO New York, New York
               ABA # 0210-000-21
               Account # 900-9-022206
                    Account Name: Pacific Life
                    General Account
               Sub-Account # 47363300
                  Reference: [Security Description and PPN]

        Each such wire transfer shall set forth the name of the Corporation, the full title (including the Coupon rate, issuance date, and final maturity date) of the Notes on account which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)     Address for all notices relating to payments:

        The Chase Manhattan Bank, N.A.
        P.O. Box 456
        Wall Street Station
        New York, New York 10005

(3)     Address for all other communications and notices:

        Pacific Life Insurance Company
        Attn:  Securities Administration
        700 Newport Center Drive
        Newport Beach, California 92660-6397

(4)     Tax Identification No.: 95-1079000

                                            AGGREGATE PRINCIPAL
                                              AMOUNT OF NOTES        NOTE
                                              TO BE PURCHASED    DENOMINATION(S)

SECURITY LIFE OF DENVER INSURANCE COMPANY     INITIAL CLOSING:
                                               U.S.$2,500,000     U.S.$2,500,000

                                              SECOND CLOSING:
                                               U.S.$2,500,000     U.S.$2,500,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

                  ING (U.S.) Capital Corporation,
                  as payment agent
               The Chase Manhattan Bank
               New York, New York
               ABA # 0210-000-21
               Account # 930-1-035763
               Reference: Cornell Corrections, Inc.

               For further credit to:

               Boston Safe Deposit & Trust Co.
               Boston, Massachusetts
               MBS Income
               Account DD # 125261
               ABA # 011-001-234
               CC 1253
                  Credit to: Security Life of Denver Insurance Company
               Account # INGF1007002

        Each such wire transfer shall set forth the name of the Corporation, the full title (including the Coupon rate, issuance date, and final maturity date) of the Notes on account which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)     Address for all notices relating to payments:

        ING Investment Management, LLC
        5780 Powers Ferry Road
        Suite 300
        Atlanta, GA 30327-4349
        Attention: Securities Accounting
        Fax: (770) 690-4899

(3)     Address for all other communications and notices:

        ING Investment Management, LLC
        5780 Powers Ferry Road
        Suite 300
        Atlanta, GA 30327-4349
        Attention: Private Placements
        Fax: (770) 690-4899

(4)     Tax Identification No.: 84-0499703

                                           AGGREGATE PRINCIPAL
                                             AMOUNT OF NOTES          NOTE
                                             TO BE PURCHASED     DENOMINATION(S)

SOUTHLAND LIFE INSURANCE COMPANY             INITIAL CLOSING:
                                             U.S.$2,500,000       U.S.$2,500,000

                                             SECOND CLOSING:
                                             U.S.$2,500,000       U.S.$2,500,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

            ING (U.S.) Capital Corporation,
            as payment agent
        The Chase Manhattan Bank
        New York, New York
        ABA # 0210-000-21
        Account # 930-1-035763
        Reference: Cornell Corrections, Inc.

        For further credit to:

        Boston Safe Deposit & Trust Co.
        Boston, Massachusetts
        MBS Income
        Account DD # 125261
        ABA # 011-001-234
        CC 1253
            Credit to:  Southland Life
            Insurance Company
        Account # INGF1013002

        Each such wire transfer shall set forth the name of the Corporation, the full title (including the Coupon rate, issuance date, and final maturity date) of the Notes on account which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)     Address for all notices relating to payments:

        ING Investment Management, LLC
        5780 Powers Ferry Road
        Suite 300
        Atlanta, GA 30327-4349
        Attention:  Securities Accounting
        Fax: (770) 690-4899

(3)     Address for all other communications and notices:

        ING Investment Management, LLC
        5780 Powers Ferry Road
        Suite 300
        Atlanta, GA 30327-4349
        Attention: Private Placements
        Fax: (770) 690-4899

(4)     Tax Identification No.: 75-0572420

                                            AGGREGATE PRINCIPAL
                                             AMOUNT OF NOTES          NOTE
                                             TO BE PURCHASED     DENOMINATION(S)

GOLDEN AMERICAN LIFE INSURANCE COMPANY       INITIAL CLOSING:
                                              U.S.$1,000,000      U.S.$1,000,000

                                             SECOND CLOSING:
                                              U.S.$1,000,000      U.S.$1,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

           ING (U.S.) Capital Corporation,
            as payment agent
        The Chase Manhattan Bank
        New York, New York
        ABA # 0210-000-21
        Account # 930-1-035763
        Reference: Cornell Corrections, Inc.

        For further credit to:

        CASH FED WIRE INSTRUCTIONS
        Bank of New York
        ABA # 021000018
        Account # 8900308044
           Credit To: Golden American Life
           Insurance Company
        MVA Account

        Each such wire transfer shall set forth the name of the Corporation, the full title (including the Coupon rate, issuance date, and final maturity date) of the Notes on account which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)     Address for all notices relating to payments:

        ING Investment Management, LLC
        5780 Powers Ferry Road
        Suite 300
        Atlanta, GA 30327-4349
        Attention: Securities Accounting
        Fax: (770) 690-4899


(3)     Address for all other communications and notices:

        ING Investment Management, LLC
        5780 Powers Ferry Road
        Suite 300
        Atlanta, GA 30327-4349
        Attention: Private Placements
        Fax: (770) 690-4899

(4)     Tax Identification No.: 41-0991508

                                             AGGREGATE PRINCIPAL
                                               AMOUNT OF NOTES        NOTE
                                               TO BE PURCHASED   DENOMINATION(S)

USG ANNUITY & LIFE COMPANY                   INITIAL CLOSING:
                                              U.S.$2,000,000      U.S.$2,000,000

                                                SECOND CLOSING:
                                                U.S.$2,000,000    U.S.$2,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

            ING (U.S.) Capital Corporation,
            as payment agent
         The Chase Manhattan Bank
         New York, New York
         ABA # 0210-000-21
         Account # 930-1-035763
         Reference: Cornell Corrections, Inc.

         For further credit to:

         CASH FED WIRE INSTRUCTIONS
         Bank of New York
         ABA # 021000018
             Account: USG Annuity & Life Company
             Account # 8900084820
                  Reference: CUSIP on Note description


        Each such wire transfer shall set forth the name of the Corporation, the full title (including the Coupon rate, issuance date, and final maturity date) of the Notes on account which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)     Address for all notices relating to payments:

        ING Investment Management, LLC
        5780 Powers Ferry Road
        Suite 300
        Atlanta, GA 30327-4349
        Attention: Securities Accounting
        Fax: (770) 690-4899


(3)     Address for all other communications and notices:

        ING Investment Management, LLC
        5780 Powers Ferry Road
        Suite 300
        Atlanta, GA 30327-4349
        Attention: Private Placements
        Fax: (770) 690-4899

(4)     Tax Identification No.: 73-0663836

                                          AGGREGATE PRINCIPAL
                                            AMOUNT OF NOTES          NOTE
                                            TO BE PURCHASED      DENOMINATION(S)

EQUITABLE LIFE INSURANCE COMPANY OF IOWA  INITIAL CLOSING:
                                           U.S.$2,000,000         U.S.$2,000,000

                                          SECOND CLOSING:
                                           U.S.$2,000,000         U.S.$2,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

           ING (U.S.) Capital Corporation,
           as payment agent
       The Chase Manhattan Bank
       New York, New York
       ABA # 0210-000-21
       Account # 930-1-035763
       Reference: Cornell Corrections, Inc.

       For further credit to:

       CASH FED WIRE INSTRUCTIONS
       Bank of New York
       ABA # 021000018
           Account: Equitable Life Insurance
           Company of Iowa
           Account # 8900084847
           Reference: CUSIP on Note description

        Each such wire transfer shall set forth the name of the Corporation, the full title (including the Coupon rate, issuance date, and final maturity date) of the Notes on account which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)     Address for all notices relating to payments:

        ING Investment Management, LLC
        5780 Powers Ferry Road
        Suite 300
        Atlanta, GA 30327-4349
        Attention: Securities Accounting
        Fax: (770) 690-4899


(3)     Address for all other communications and notices:

        ING Investment Management, LLC
        5780 Powers Ferry Road
        Suite 300
        Atlanta, GA 30327-4349
        Attention: Private Placements
        Fax: (770) 690-4899

(4)     Tax Identification No.: 42-0236150

                                          AGGREGATE PRINCIPAL
                                            AMOUNT OF NOTES          NOTE
                                            TO BE PURCHASED      DENOMINATION(S)

THE CANADA LIFE ASSURANCE COMPANY         INITIAL CLOSING:
                                            U.S.$2,500,000        U.S.$2,500,000

                                          SECOND CLOSING:
                                            U.S.$2,500,000        U.S.$2,500,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

          ING (U.S.) Capital Corporation, as payment agent
        The Chase Manhattan Bank
        New York, New York
        ABA # 0210-000-21
        Account # 930-1-035763
        Reference: Cornell Corrections, Inc.

        For further credit to:

        The Chase Manhattan Bank
        New York, New York
        ABA # 021-000-021
        Product Code CTR
        For further credit to:
        Canadian Imperial Bank of Commerce
        Head Office
        Toronto, Ontario
        UID # 015035
        For further credit to:

        Canada Life Mortgage Swap
        Account # 05-90916
        Notify: Michael Padua
                (416) 597-1440 ext. 5691
        Reference: [Security/Issuer,

        Coupon, Maturity, PPN]

        Each such wire transfer shall set forth the name of the Corporation, the full title (including the Coupon rate, issuance date, and final maturity date) of the Notes on account which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)     Address for all notices relating to payments:

        The Canada Life Assurance Company
        330 University Avenue
        Toronto, Ontario M5G 1R8
        Attn: Securities Accounting, SP-12


(3)     Address for all other communications and notices:

        The Canada Life Insurance Company
        330 University Avenue
        Toronto, Ontario M5G 1R8
        Attn: U.S. Private Placements, SP-11

(4)     Tax Identification No.:

                                                                      SCHEDULE B

                                  DEFINED TERMS

               As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

               "AFFILIATE" means, at any time, and with respect to any Person,
(a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, (b) in the case of the Company, any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary of the Company or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests, and (c) who is an officer or director of such Person or a member of the immediate family of any such officer or director (including parents, spouse, children and siblings) or any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by such individual or trust. As used in this definition, " Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

               "AGENT" is defined in Section 1.2.

               "ASSET DISPOSITION" means any Transfer except :

                    (a) any

                         (i) Transfer from a Subsidiary to the Company or a
                    Wholly-Owned Subsidiary; and

                         (ii) Transfer from the Company to a Wholly-Owned
                    Subsidiary;

                    (b) any Transfer made in the ordinary course of business and involving only property that is either (i) inventory held for sale or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Subsidiaries or that is obsolete.

               "BANK LENDERS" means the collective reference to the Lenders from time to time party to the Revolving Credit Agreement.

               "BUSINESS DAY" means (a) for the purposes of Sections 8.6 and 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Houston, Texas or New York City are required or authorized to be closed.

               "CAPITAL LEASE" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

               "CAPITAL LEASE OBLIGATION" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

               "CHANGE OF CONTROL" is defined in Section 8.7.

               "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

               "COLLATERAL" means collateral pledged under the Security
Documents.

               "COLLATERAL AGENT" is defined in Section 1.2.

               "COLLATERAL RELEASE DATE" means the date on which all Liens under the Security Documents are released pursuant to Section 22(a)(ii).

               "COMPANY" means Cornell Corrections, Inc., a Delaware corporation.

               "CONFIDENTIAL INFORMATION" is defined in Section 20.

               "CONSOLIDATED ASSETS" means, at any time, the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

               "CONSOLIDATED ADJUSTED NET WORTH" means, at any time, the Consolidated Net Worth of the Company minus the book value of all Restricted Investments, determined on a consolidated basis in accordance with GAAP.

               "CONSOLIDATED DEBT" means, as of any date of determination, the total of all Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

               "CONSOLIDATED LEASE RENTALS" means, with respect to any period, the sum of the minimum amount of rental and other obligations required to be paid during such period by the Company or any Subsidiary as lessee under all leases of real or personal property (other than Capital Leases) minus the amount of any fixed rents paid to the Company or its Subsidiaries under non-cancellable subleases having a term of one year or greater on the properties subject to such leases, and including any rental obligations deducted from revenues for purposes of determining any pro forma EBITDA adjustment pursuant to the proviso contained at the end of the definition of EBITDA, EXCLUDING for purposes of the foregoing any amounts required to be paid by the lessee (whether or not therein designated as rental or additional rental) (a) which are on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, or (b) which are based on profits, revenues or sales realized by the lessee from the leased property or otherwise based on the performance of the lessee.

               "CONSOLIDATED NET INCOME" means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined on a consolidated basis in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

               "CONSOLIDATED NET WORTH" means, at any time, the shareholders' equity of the Company and its Subsidiaries, as such amount would be shown on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of such time prepared in accordance with GAAP.

               "CONSOLIDATED SENIOR DEBT" means, as of any date of determination, the total of all Senior Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

               "CORRECTIONAL AND DETENTION FACILITY CONTRACT" means any contract with a municipal, state or federal government, or agency, instrumentality or political subdivision thereof, relating to the management by the Company or its Subsidiaries of a correctional and/or detention facility or to other related lines of business, as amended or modified from time to time.

               "CURRENT ASSETS" means assets which would be shown as current assets on a balance sheet of a Person prepared in accordance with GAAP.

               "CURRENT MANAGEMENT" means David Cornell, Steve Logan, Brian Bergeron, Kevin Kelly, Charles Haugh, Laura Shol, Tom Jenkins, Pete Leidel, Richard Henshaw, Arlene Lissner, Campbell Griffin and Tucker Taylor.

               "DEBT" means, with respect to any Person, without duplication and as determined in accordance with GAAP,

          (a) its liabilities for borrowed money;

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (c) its Capital Lease Obligations;

          (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

          (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

               "DEBT PREPAYMENT APPLICATION" means, with respect to any Transfer of property, the application by the Company or its Subsidiaries of cash in an amount equal to all or any portion of the Net Proceeds Amount with respect to such Transfer to pay Senior Debt of the Company (other than Senior Debt owing to the Company, any of its Subsidiaries or any Affiliate and other than Senior Debt in respect of any revolving credit or similar credit facility providing the Company or any of its Subsidiaries with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Debt), provided that in the course of making such application the Company shall offer to prepay each outstanding Note in accordance with Section 8.8 in a principal amount which equals the Ratabl Portion for such Note. If any holder of a Note fails to accept such offer of prepayment, then, for purposes of the preceding sentence only, the Company nevertheless will be deemed to have paid Senior Debt in an amount equal to the Ratable Portion for such Note.

               "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

               "DEFAULT RATE" means that rate of interest that is the greater of
(i) 9.74% per annum or (ii) the rate of interest published from time to time by The Wall Street Journal, Eastern Edition, in its "Money Rates" column (or any successor column) as the Prime Rate, such Prime Rate to change for purposes of this Agreement and the Notes when and as changes therein are so published, provided that in no event shall such rate at any time be greater than the maximum rate permitted by applicable law.

               "DISPOSITION VALUE" means, at any time, with respect to any property

          (a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company, and

          (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Company.

               "EBITDA" means, for any period, the sum of the following for the Company and its Subsidiaries (determined without duplication on a consolidated basis in accordance with GAAP):

          (a) Consolidated Net Income for such period, LESS extraordinary gains for such period to the extent included in Consolidated Net Income for such period, PLUS

          (b) Interest Expense for such period, PLUS

          (c) provisions for federal, state, local and foreign income taxes (other than taxes on extraordinary gains), whether paid or deferred, made during such period, to the extent deducted in determining Consolidated Net Income for such period, PLUS

          (d) the aggregate amount of depreciation and amortization expense for such period, to the extent deducted in determining Consolidated Net Income for such period, PLUS

          (e) the aggregate amount of (i) accretion expense with respect to options or rights to acquire the Company's common stock and (ii) any write-off of expenses arising in connection with the Revolving Credit Agreement, in each case to the extent deducted in determining Consolidated Net Income for such period, PLUS

          (f) the net income of any Person that is accounted for by the equity method of accounting, but only to the extent of dividends paid to the Company or any of its Subsidiaries;

PROVIDED, that with respect to:

          (i) any Eligible Acquisition made during such period, "EBITDA" shall include the actual EBITDA attributable to the business acquired in such Eligible Acquisition for the 12 month period ending on the last day of such period, including, if necessary, EBITDA prior to consummation of such Eligible Acquisition (which may reflect Pro Forma Adjustments); and

          (ii) any Eligible New Contract entered into by the Company or any of its Subsidiaries during such period, "EBITDA" shall include the following:

               (x) if the Company or such Subsidiary will begin providing services pursuant to such Eligible New Contact within eleven calendar months after the end of such period, an amount equal to one-twelfth (1/12th) of 75% of the estimated annual "EBITDA" attributable to the operations resulting from such Eligible New Contract (which may reflect Pro Forma Adjustments) as certified by the Chief Financial Officer of the Company (in reasonable detail and on a per contract basis) as of the end of such period, for each calendar month completed after the date which is twelve months prior to the date on which services are scheduled to commence (such scheduled date, a "COMMENCEMENT DATE") under such Eligible New Contract as certified by the Chief Financial Officer of the Company (in reasonable detail and on a per contract basis) as of the end of such period,

               (y) in the first three calendar months after a Commencement Date, an amount equal to the estimated "EBITDA" attributable to the operations resulting from such Eligible New Contract (which may reflect Pro Forma Adjustments) as certified by the Chief Financial Officer of the Company (in reasonable detail and on a per contract basis), for the 12-months period beginning on the Commencement Date, or

               (z) after the first three calendar months after a Commencement Date, an amount equal to actual EBITDA attributable to the operations resulting from such Eligible New Contract for each complete month that has elapsed since the Commencement Date (such amount to be annualized so that it represents the equivalent of 12 months of EBITDA).

               "EBITDAR" means, for any period, the sum of (i) the Company's EBITDA for such period plus (ii) to the extent deducted in computing such EBITDA, the Company's Consolidated Lease Rentals for such period.

               "ELIGIBLE ACQUISITION" means any acquisition by the Company or a Subsidiary (regardless of the structure of the transaction) of the capital stock of, or all or substantially all of the assets of, any Person (or of a line of business or business segment of any Person) that was, immediately prior to such acquisition, engaged primarily in the business of operating correctional and/or detention facilities, substance abuse rehabilitation facilities or related lines of business.

               "ELIGIBLE NEW CONTRACT" means any acquired Correctional and Detention Facility Contract, a newly executed Correctional and Detention Facility Contract, an amendment to an existing Correctional and Detention Facility Contract or an expansion under an existing Correctional and Detention Facility Contract.

               "ENVIRONMENTAL CLAIM" means, with respect to any Person, any written notice, claim, demand or other communication (collectively, a "CLAIM") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "ENVIRONMENTAL CLAIM" shall include, without limitation, any claim by any governmental authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Material or arising from alleged injury or threat of injury to health, safety or the environment.

               "ENVIRONMENTAL LAWS" means any international, federal, state or local statute, law, regulation, order, consent decree, judgment, permit, license, code, covenant, deed restriction, common law, treaty, convention, ordinance or other requirement relating to public health, safety or the environment, including without limitation those relating to releases, discharges or emissions to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, treatment, storage or management of hazardous or solid waste, or Hazardous Materials or crude oil, or any fraction thereof, or to exposure to toxic or hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid Hazardous Materials and all regulation, order, notice or demand issued pursuant to such law, statute or ordinance, in each case applicable to the property of the Company and its Subsidiaries or the operation construction or modification of any thereof, including without limitation the following: the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, the Hazardous Materials Transportation Act, as amended, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1976, the Safe Drinking Water Control Act, the Clean Air Act of 1966, as amended, the Toxic Substances Control Act of 1976, the Emergency Planning and Community Right-to-Know Act of 1986, the National Environmental Policy Act of 1975, the Oil Pollution Act of 1990 and any similar or implementing state law, and any state statute and any further amendments to these laws providing for financial responsibility for cleanup or other actions with respect to the release or threatened release of Hazardous Materials or crude oil, or any fraction thereof, and all rules, regulations, guidance documents and publications promulgated thereunder.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

               "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

               "EVENT OF DEFAULT" is defined in Section 11.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               "FAIR MARKET VALUE" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

               "FIXED CHARGES" means, with respect to any period, the sum of (a) Interest Charges for such period and (b) Consolidated Lease Rentals for such period.

               "FIXED CHARGES COVERAGE RATIO" means, at any time, the ratio of
(a) EBITDAR for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such time to (b) Fixed Charges for such period.

               "FUNDED DEBT" means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders t extend credit over a period of one year or more) from, the date of the creation thereof.

               "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America, consistently applied.

               "GOVERNMENTAL AUTHORITY" means

               (a)   the government of

                    (i) the United States of America or any State or other
               political subdivision thereof, or

                    (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

               (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

               "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

               (a) to purchase such indebtedness or obligation or any property constituting security therefor;

               (b) to advance or supply funds (I) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation; -

               (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

               (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor. The term "GUARANTEE", used as a verb, has a correlative meaning.

               "HAZARDOUS MATERIAL" means any hazardous or toxic material, substance or waste, pollutant or contaminant which is regulated under any statute, law, ordinance, rule or regulation of any local, state, regional or federal authority having jurisdiction over the property of the Company and its Subsidiaries or its use, including but not limited to any material, substance or waste which is: (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act, as amended; (b) regulated as a hazardous waste under Section 1004 or Section 3001 of the Federal Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended; (c) defined as a hazardous substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; or (d) defined or regulated as a hazardous substance or hazardous waste under any rules or regulations promulgated under any of the foregoing statutes.

               "HOLDER" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

               "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

               (a) its liabilities for Debt;

               (b) its redemption obligations in respect of mandatorily redeemable preferred stock;

               (c) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

               (d) Swaps of such Person; and

               (e) any Guaranty of such Person.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

               "INITIAL CLOSING" is defined in Section 3.1.

               "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

               "INTERCREDITOR AGREEMENT" is defined in Section 1.2.

               "INTEREST CHARGES" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with
GAAP): (a) all interest in respect of Debt of the Company and its Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, together with all interest capitalized or deferred during such period and not deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period, and including without limitation all interest charges deducted from revenues for purposes of determining any pro forma EBITDA adjustment pursuant to the proviso contained at the end of the definition of EBITDA.

               "INVESTMENT" means any investment, made in cash or by delivery of property, by the Company or any of its Subsidiaries (i) in any Person, whether by acquisition of stock, Debt or other obligation or Security, or by loan, Guaranty, advance, capital contribution or otherwise, or (ii) in any property.

            As of any date of determination, each Investment shall be valued at the greater of:

                    (a) the amount at which such Investment is shown on the
               books of the Company or any of its Subsidiaries (or zero if such Investment is not shown on any such books); or

                    (b) either

                         (i) in the case of any Guaranty of the obligation of
                    any Person, the amount which the Company or any of its Subsidiaries has paid on account of such obligation less any recoupment by the Company or such Subsidiary of any such payments, or

                         (ii) in the case of any other Investment, the excess of
                    (x) the greater of (A) the amount originally entered on the books of the Company or any of its Subsidiaries with respect thereto and (B) the cost thereof to the Company or its Subsidiary over (y) any return of capital (after income taxes applicable thereto) upon such Investment through the sale or other liquidation thereof or part thereof or otherwise.

               "LAWS" is defined in Section 5.6.

               "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

               "MAKE-WHOLE AMOUNT" is defined in Section 8.6.

               "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

               "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the property, business, operations, financial condition, prospects, liabilities or capitalization of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company or any of its Subsidiaries to perform its obligations under any of the Note Documents to which it is a party, (c) the validity or enforceability of any of the Note Documents,
(d) the rights and remedies of the holders of the Notes and the Collateral Agent under any of the Note Documents, or (e) the timely payment of the principal of or interest on the Notes or other amounts payable in connection therewith.

               "MEMORANDUM" is defined in Section 5.3.

               "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

               "NET PROCEEDS AMOUNT" means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

               (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration if other than cash at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

               (b) all costs and expenses incurred by such Person in connection with such Transfer.

               "NOTE DOCUMENTS" means this Agreement, the Notes, the Security Documents, the Subsidiary Guaranty and the Intercreditor Agreement.

               "NOTES" is defined in Section 1.

               "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other executive officer of the Company whose responsibilities extend to the subject matter of such certificate.

               "OTHER AGREEMENTS" is defined in Section 2.

               "OTHER PURCHASER" is defined in Section 2.

               "PAYMENT AGENT" means ING (U.S.) Capital Corporation, acting as agent for purposes of collecting payments under the Notes, and any successor agent designated by the Required Holders.

               "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

               "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

               "PERMITTED INVESTMENTS" means

               (a) Investments existing as of the Initial Closing Date and described on SCHEDULE 10.6, and extensions or renewals thereof;

               (b) Investments in one or more Subsidiaries or any Person that concurrently with such Investment becomes a Subsidiary;

               (c) Investments in United States Governmental Securities, PROVIDED that such obligations mature within 365 days from the date of acquisition thereof;

               (d) Investments in negotiable certificates of deposit, time deposits or banker's acceptances issued by an Acceptable Bank, PROVIDED that such obligations mature within 365 days from the date of acquisition thereof;

               (e) Investments in commercial paper rated at least A-1 by S&P or P-1 by Moody's, and maturing not more than 270 days from the date of creation thereof;

               (f) Investments in preferred money market funds rated "A" or above; and

               (g) other Investments not otherwise permitted by paragraphs (a) through (f) of this definition, PROVIDED that immediately after giving effect to any such Investment the aggregate amount of all Restricted Investments of the Company and its Subsidiaries shall not exceed an amount equal to 5% of Consolidated Adjusted Net Worth as of such time.

   As used in this definition of "Permitted Investments":

                  "ACCEPTABLE BANK" means any bank or trust company (i) which is organized under the laws of the United States of America or any State thereof,
(ii) which has capital, surplus and undivided profits aggregating at least $100,000,000, and (iii) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of "A-" or better by S&P, or "A3" or better by Moody's.

                   "MOODY'S" means Moody's Investors Service, Inc.

                   "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

                   "UNITED STATES GOVERNMENTAL SECURITY" means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

               "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

               "PRIORITY DEBT" means, without duplication, the sum of (a) all Debt of the Company secured by any Lien with respect to any property owned by the Company or any of its Subsidiaries (other than Liens created under the Security Documents) and (b) all Debt of Subsidiaries (except Debt held by the Company or a Wholly-Owned Subsidiary).

               "PRO FORMA ADJUSTMENTS" means reasonable adjustments for (a) non-recurring or extraordinary expenses, (b) operating efficiencies, (c) census levels and (d) per diem rates.

               "PROPERTY" OR "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

               "PROPERTY REINVESTMENT APPLICATION" means, with respect to any Transfer of property, the application of an amount equal to all or any portion of the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or any Subsidiary of operating assets of the Company or any Subsidiary to be used in the ordinary course of business of such Person.

               "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

               "RATABLE PORTION" for any Note means an amount equal to the product of (x) the Net Proceeds Amount being so applied to the payment of Senior Debt multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Debt of the Company and its Subsidiaries that is the subject of the Debt Prepayment Application referred to in clause (x).

               "RELEASE" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

               "REQUIRED HOLDERS" means, at any time, the holders of at least 66 2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

               "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

               "RESTRICTED INVESTMENT" means any Investment other than a Permitted Investment.

               "REVOLVING CREDIT AGREEMENT" means that certain Second Amended and Restated Credit Agreement, dated as of October 31, 1997, among the Company and certain subsidiary guarantors, the Lenders signatories thereto, and ING (U.S.) Capital Corporation, as Agent for such Lenders, as the same may be from time to time amended or supplemented.

               "SECOND CLOSING" is defined in Section 3.2.

               "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

               "SECURITY" has the meaning set forth in Section 2(1) of the Securities Act.

               "SECURITY DOCUMENTS" is defined in Section 1.2.

               "SENIOR DEBT" means (i) prior to the Collateral Release Date, all Funded Debt of the Company and its Subsidiaries, except Funded Debt that is unsecured or that has a maturity date which is later than the final maturity date of the Notes, is not subject to prepayment and is otherwise by its terms or by the terms of any agreement, indenture or instrument relating thereto subordinated in right of payment to the Notes on terms and conditions reasonably acceptable to the Required Holders and (ii from and after the Collateral Release Date, all Funded Debt of the Company and its Subsidiaries, except Funded Debt that has a maturity date which is later than the final maturity date of the Notes, is not subject to prepayment and is otherwise by its terms or by the terms of any agreement, indenture or instrument relating thereto subordinated in right of payment to the Notes on terms and conditions reasonably acceptable to the Required Holders.

               "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

               "SUBSIDIARY" shall mean any corporation organized under the laws of any state of the United States of America, Canada, or any province of Canada, which conducts the major portion of its business in and makes the major portion of its sales to Persons located in the United States of America or Canada, at least 80% of the total combined voting power of all classes of Voting Stock of which shall, at the time as of which any determination is being made, be owned by the Company either directly or through Subsidiaries.

               "SUBSIDIARY GUARANTY" is defined in Section 1.2.

               "SUBSIDIARY STOCK" means, with respect to any Person, the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

               "SWAPS" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency.

               "TRANSFER" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock.

               "VOTING STOCK" shall mean, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

               "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary one hundred percent (100%) of all of the capital stock (except directors' qualifying shares) and voting stock of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

               "YEAR 2000 ISSUES" means, the anticipated costs, problems and uncertainties associated with the inability of certain computer applications to handle effectively data that includes dates on and after January 1, 2000, as such inability affects the business, operations, and financial condition of the Company and its Subsidiaries and of their respective material customers, suppliers and vendors.

                                                                 SCHEDULE 1.2(A)

                              DESCRIPTION OF SECURITY DOCUMENTS


1. Security Agreement, dated July 15, 1998, executed by the Company and its Subsidiaries in favor of the Collateral Agent, together with various related UCC-1 Financing Statement which are to be assigned by the Agent to the Collateral Agent.

2. Open-End Mortgage, Assignment of Leases, Security Agreement and Fixture Filing, dated October 31, 1997, executed by WBP Leasing, Inc. in favor of the Agent, recorded in Record Book 549, beginning at Page 178, in the Richland County Recorder's Office, relating to real property located in Richland County, Ohio, assigned to the Collateral Agent and amended to secure the Note Agreement obligations and the Notes pursuant to an Assignment and Amendment of Open-End Mortgage, Assignment of Leases, Security Agreement and Fixture Filing, dated as of July 15, 1998, among the Agent, the Collateral Agent and WBP Leasing, Inc.

3. Mortgage, Security Agreement and Financing Statement, dated October 31, 1997, executed by WBP Leasing, Inc. in favor of the Agent, recorded in Record Book 17080, beginning at Page 77, in the Office of the Allegheny County Recorder of Deeds, relating to real property located in Allegheny County, Pennsylvania, assigned to the Collateral Agent and amended to secure the Note Agreement obligations and the Notes pursuant to an Assignment and Amendment of Mortgage, Security Agreement and Financing Statement, dated as of July 15, 1998, among the Agent, the Collateral Agent and WBP Leasing, Inc.

4. Mortgage, Security Agreement and Financing Statement, dated October 31, 1997, executed by WBP Leasing, Inc., in favor of the Agent, recorded in Record Book 529, beginning at Page 997, in the Office of the Erie County Recorder of Deeds, relating to real property located in Erie County, Pennsylvania, assigned to the Collateral Agent and amended to secure the Note Agreement obligations and the Notes pursuant to an Assignment and Amendment of Mortgage, Security Agreement and Financing Statement, dated as of July 15, 1998, among the Agent, the Collateral Agent and WBP Leasing, Inc.

5. Mortgage, Security Agreement and Financing Statement, dated October 31, 1997, executed by WBP Leasing, Inc., in favor of the Agent, recorded in Record Book 191, beginning at Page 178, in the Office of the Forest County Recorder of Deeds, relating to real property located in Forest County, Pennsylvania, assigned to the Collateral Agent and amended to secure the Note Agreement obligations and the Notes pursuant to an Assignment and Amendment of Mortgage, Security Agreement and Financing Statement, dated as of July 15, 1998, among the Agent, the Collateral Agent and WBP Leasing, Inc.

6. Mortgage, Security Agreement and Financing Statement, dated October 31, 1997, executed by WBP Leasing, Inc., in favor of the Agent, recorded in Record Book ___, beginning at

                                SCHEDULE 1.2(A)

     Page ___, in the Office of the Philadelphia County Recorder of Deeds, relating to real property located in Philadelphia County, Pennsylvania, assigned to the Collateral Agent and amended to secure the Note Agreement obligations and the Notes pursuant to an Assignment and Amendment of Mortgage, Security Agreement and Financing Statement, dated as of July 15, 1998, among the Agent, the Collateral Agent and WBP Leasing, Inc.

7. Deed of Trust, Security Agreement and Financing Statement, dated January 31, 1997, executed by Cornell Corrections of Texas, Inc., in favor of David
     K. Duffee, Trustee, and the Agent, recorded under Clerk's File No. 97-0013973 in Volume 6996, beginning at Page 593, in the Official Public Records of Real Property in Bexar County, relating to real property located in Bexar County, Texas, assigned to the Collateral Agent pursuant to an Assignment of Deed of Trust, Security Agreement and Financing Statement, dated as of July 15, 1998, among the Agent, the Collateral Agent, Cornell Corrections of Texas, Inc. and the Trustee.

8. Deed of Trust, Security Agreement and Financing Statement, dated as of July 15, 1998, executed by Cornell Corrections of Texas, Inc. in favor of David
     K. Duffee, Trustee, and the Collateral Agent, relating to real property located in Bexar County, Texas, to secure the Note Agreement obligations and the Notes.

9. Deed of Trust, Security Agreement and Financing Statement, dated effective as of July 3, 1996, executed by Cornell Corrections, Inc., in favor of David K. Duffee, Trustee, and the Agent, recorded under Clerk's File No. S012551 and Record Book Sequence ###-##-#### through ###-##-####, in the Official Public Records of Real Property in Harris County, relating to real property located in Harris County, Texas, assigned to the Collateral Agent pursuant to an Assignment of Deed of Trust, Security Agreement and Financing Statement, dated as of July 15, 1998, among the Agent, the Collateral Agent, Cornell Corrections, Inc. and the Trustee.

10. Deed of Trust, Security Agreement and Financing Statement, dated as of July 15, 1998, executed by Cornell Corrections, Inc. in favor of David K. Duffee, Trustee, and the Collateral Agent, relating to real property located in Harris County, Texas, to secure the Note Agreement obligations and the Notes.

11. Leasehold Deed of Trust, Security Agreement and Financing Statement, dated effective as of July 3, 1996, executed by Cornell Corrections of Texas, Inc., in favor of David K. Duffee, Trustee, and the Agent, recorded under Clerk's File No. 3521 in Volume 413, beginning at Page 680, in the Official Public Records of Real Property in Howard County, relating to real property located in Howard County, Texas, assigned to the Collateral Agent pursuant to an Assignment of Deed of Trust, Security Agreement and Financing Statement, dated as of July 15, 1998, among the Agent, the Collateral Agent, Cornell Corrections of Texas, Inc. and the Trustee.

                                SCHEDULE 1.2(A)

12. Leasehold Deed of Trust, Security Agreement and Financing Statement, dated as of July 15, 1998, executed by Cornell Corrections of Texas, Inc. in favor of David K. Duffee, Trustee, and the Collateral Agent, relating to real property located in Howard County, Texas, to secure the Note Agreement obligations and the Notes.

13. Deed of Trust, Security Agreement and Financing Statement, dated effective as of July 3, 1996, executed by Cornell Corrections of Texas, Inc., in favor of David K. Duffee, Trustee, and the Agent, recorded under Clerk's File No. S012549 and Record Book Sequence ###-##-#### through ###-##-####, in the Official Public Records of Real Property in Harris County, relating to real property located in Harris County, Texas, assigned to the Collateral Agent pursuant to an Assignment of Deed of Trust, Security Agreement and Financing Statement, dated as of July 15, 1998, among the Agent, the Collateral Agent, Cornell Corrections of Texas, Inc. and the Trustee.

14. Deed of Trust, Security Agreement and Financing Statement, dated as of July 15, 1998, executed by Cornell Corrections of Texas, Inc. in favor of David
     K. Duffee, Trustee, and the Collateral Agent, relating to real property located in Harris County, Texas, to secure the Note Agreement obligations and the Notes.

15. Deed to Secure Debt and Security Agreement, dated as of July 15, 1998, executed by Cornell Corrections of Georgia, L.P. in favor of the Collateral Agent, relating to real property located in Charlton County, Georgia, to secure the Note Agreement obligations and the Notes.

16. Mortgage (with Power of Sale), Assignment of Leases, Rents and Profits, Security Agreement and Financing Statement, dated as of July 15, 1998, executed by Cornell Corrections of Oklahoma, Inc. in favor of the Collateral Agent, relating to real property located in Caddo County, Oklahoma, to secure the Note Agreement obligations and the Notes.

                                SCHEDULE 1.2(A)

                                                                  SCHEDULE 4.1.9

                         CHANGES IN CORPORATE STRUCTURE

     None
                                 Schedule 4.1.9

                                                                 SCHEDULE 4.1.11


                      REVOLVING CREDIT AGREEMENT AMENDMENTS AND WAIVERS

      Amendment No. 1 dated December 31, 1997.
      Amendment No. 2 to the Revolving Credit Agreement, dated July 15, 1998.


                                Schedule 4.1.12

                                                                    SCHEDULE 5.3

                              DISCLOSURE MATERIALS

(a)   The following documents have been delivered to the Purchasers:

      (i)   Private Placment Memorandum, dated April 1, 1998;
      (ii)  Note Purchase Agreement, dated July 15, 1998;
      (iii) Security Documents listed on Schedule 1.2(a);
      (iv)  Subsidiary Guaranty in the form attached hereto as Exhibit 1.2(b)
      (v)   Intercreditor Agreement in the form attached hereto as Exhibit
            1.2(c);

(b)   UNTRUE STATEMENTS/OMISSIONS: None.

(c)   CHANGES: None.

(d) Contrary to the Memorandum, the expansion of the Hinton, Oklahoma facility has been postponed indefinitely.


                                  Schedule 5.3

                                                                    SCHEDULE 5.4

          SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

(a)(i) Subsidiaries:

      o     Cornell Corrections of North American, Inc.
            -     incorporation in Delaware
            -     owned 100% by Cornell Correction, Inc.

      o     The Cornell Cox Group, L.P.
            -     organized in Delaware
            -     1% General Partner: Cornell Correction of North America, Inc.
            -     99% Limited Partner: Cornell Corrections, Inc.

      o     Cornell Corrections Management, Inc.
            -     incorporated in Delaware
            -     owned 100% by Cornell Corrections, Inc.

      o     Abraxas Group, Inc.
            -     incorporated in Delaware
            -     owned 100% by Cornell Corrections Management, Inc.

      o     WBP Leasing, Inc.
            -     incorporated in Delaware
            -     owned 100% by Cornell Corrections Management, Inc.

      o     Cornell Corrections of California, Inc.
            -     incorporated in California
            -     owned 100% by Cornell Corrections Management, Inc.

      o     International Self Help Services
            -     incorporated in California
            -     owned 100% by Cornell Corrections Management, Inc.

      o     Cornell Corrections of Texas, Inc.
            -     incorporated in Delaware
            -     owned 100% by Cornell Corrections Management, Inc.

      o     Cornell Corrections Consulting, Inc.
            -     incorporated in Delaware
            -     owned 100% by Cornell Corrections Management, Inc.


                                  Schedule 5.4

      o     Cornell Corrections of Rhode Island, Inc.
            -     incorporated in Delaware
            -     owned 100% by Cornell Corrections Management, Inc.

      o     Cornell Correction of Oklahoma, Inc.
            -     incorporated in Delaware
            -     owned 100% by Cornell Corrections Management, Inc.

      o     CCGI Corporation
            -     incorporated in Delaware
            -     owned 100% by Cornell Corrections, Inc.

      o     Cornell Correction of Georgia, L.P.
            -     organized in Delaware
            -     1% General Partner: CCGI Corporation
            -     99% Limited Partner: Cornell Correction Management, Inc.

(ii)  10% OR MORE OWNERS: None.

(iii) DIRECTORS AND SENIORS OFFICERS OF THE COMPANY:

      o     DIRECTORS
            -     David M. Cornell
            -     Campbell A. Griffin, Jr.
            -     Richard T. Henshaw III
            -     Peter A. Leidel
            -     Arlene R. Lissner
            -     Tucker Taylor

      o     SENIOR OFFICERS
            - David M. Cornell - Chairman of the Board, President and Chief Executive Officer
            - Steven W. Logan - Executive Vice President and Chief Operating Officer
            -     Brian E. Bergeron - Treasurer and Chief Financial Officer
            -     Marvin H. Wiebe, Jr. - Senior Vice President
            -     Thomas R. Jenkins - Vice President, Juvenile
            -     Charles J. Haugh - Vice President, Secure Institutions
            -     Laura Shol - Vice President, Pre-Release
            -     Kevin B. Kelley - Secretary, Controller and Chief Accounting
                  Officer

(b) The outstanding shares of capital stock or similar equity interests of each subsidiary listed in (a)(i) above are pledged to ING (U.S.) Capital Corporation, as agent, pursuant to the Second Amended and Restated Credit Agreement dated as of October 31, 1997.

                                  Schedule 5.4

(c) The Second Amended and Restated Credit Agreement dated as of October 31, 1997 restricts the ability of the Subsidiaries to pay dividends or make other distributions.

                                  Schedule 5.4

                                                                    SCHEDULE 5.5

                              FINANCIAL STATEMENTS

The Company has delivered to each Purchaser the financial statements contained in the Private Placement Memorandum and certain documents filed with the Securities and Exchange Commission, including:

o the Form 10-K of Cornell Corrections, Inc. for the fiscal year ended December 31, 1996;
o the Form 10-Q of Cornell Corrections, Inc. for the quarterly period ended March 31, 1997;
o the Form 10-Q of Cornell Corrections, Inc. for the quarterly period ended June 30, 1997;
o the Form 10-Q of Cornell Corrections, Inc. for the quarterly period ended September 30, 1997;
o the Form 10-K of Cornell Corrections, Inc. for the fiscal year ended December 31, 1997; and
o the Form 10-Q of Cornell Corrections, Inc. for the quarterly period ended March 31, 1998;



                                  Schedule 5.5

                                                                   SCHEDULE 5.11
                                  PATENTS, ETC.

                                 Schedule 5.11

                                                                   SCHEDULE 5.14

                                 USE OF PROCEEDS

To pay down advances under the Revolving Credit Agreement.

                                 Schedule 5.14

                                                                   SCHEDULE 5.15

                              EXISTING INDEBTEDNESS

(a)   INDEBTEDNESS (AS OF MARCH 31, 1998):

      (i)   Second Amended and Restated Credit Agreement dated October 31, 1997.
      (ii) Indebtedness to Southwest Bank of Texas in the amount of $21,838.87 (vehicle notes-Ben Reid Facility.
      (iii) Indebtedness to AICCO in the amount of $307,477.89 (D&O Insurance financed).
      (iv) Indebtedness to Nissan Motor Credit Company in the amount of $4,303.53 (vehicle notes-Ventura Corp.)
      (v) Indebtedness to Southwest Bank of Texas in the amount of $13,123.73 (vehicle notes-Baker Facility).
      (vi) Indebtedness to Ford Motor Credit in the amount of $318.95 (vehicle notes-Durham).
      (vii) Indebtedness to Mazda Credit Corp in the amount of 12,451.10 (vehicles notes-Salt Lake Juvenile).

(b) PROPERTY SUBJECT TO LIENS:

      (i) The outstanding shares of capital stock or similar equity interest and all of the properties of each Subsidiary listed in Schedule 5.4(a)(i) are pledged to ING U.S. Capital Corporation, as agent, pursuant to the Second Amended and Restated Credit Agreement dated October 31, 1997.

      (ii) 5.15(b) - Revolving Credit Agreement requires Liens securing it on all future property of Company and Subsidiaries.


                                 Schedule 5.15

                                                                   SCHEDULE 5.18

                              ENVIRONMENTAL MATTERS

                                 Schedule 5.15

                                                                   SCHEDULE 10.6

                              PERMITTED INVESTMENTS

                                 Schedule 10.6

                                                                       EXHIBIT 1

                                 [FORM OF NOTE]

                            CORNELL CORRECTIONS, INC.

                   7.74% SENIOR SECURED NOTE DUE JULY 15, 2010

No. [____]                                                                [Date]
$[________]                                                       PPN 219141 A*9

               FOR VALUE RECEIVED, the undersigned, CORNELL CORRECTIONS, INC. (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________________], or registered assigns, the principal sum of [____________________] DOLLARS on July 15, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.74% per annum from the date hereof, payable semiannually, on the 13th day of January and July in each year, commencing with the January or July next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by applicable law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.74% or (ii) the rate of interest published from time to time by The Wall Street Journal, Eastern Edition, in its "Money Rates" column (or any successor column) as the Prime Rate, such Prime Rate to change for purposes of this Note when and as changes therein are so published, provided that in no event shall such rate at any time be greater than the maximum rate permitted by applicable law.

               Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of ING (U.S.) Capital Corporation, as payment agent, located in New York, New York.

               This Note is one of a series of Senior Secured Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, dated as of July 15, 1998 (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements, (ii) to have agreed to the collateral and guaranty release provisions contained in Section 22 of the Note Purchase Agreements, (iii) to have agreed to the terms and conditions of, and to become a party to, the Intercreditor Agreement, and (iv) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

               This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                                   EXHIBIT 1

               The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

               If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

               If this Note is collected by or through an attorney-at-law, all costs of collection incurred by the holder hereof, including reasonable attorneys' fees, shall be paid by the Company.

               This Note shall be construed and enforced in accordance with the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State. Time is of the essence of this Note.

               The Company expressly waives any presentment, demand, protest or notice in connection with this Note, now or hereafter required by applicable law.

                                                   CORNELL CORRECTIONS, INC.


                                                   By:
                                                      Brian E. Bergeron, Chief
                                                      Financial Officer and
                                                      Treasurer

                                   EXHIBIT 1

                                                                  EXHIBIT 1.2(B)

                          SUBSIDIARY GUARANTY AGREEMENT


       THIS SUBSIDIARY GUARANTY AGREEMENT (this "Guaranty"), dated as of July 15, 1998, made by the SUBSIDIARIES listed on SCHEDULE I attached hereto and incorporated herein by reference (each individually a "Guarantor" and, collectively, the "Guarantors"), in favor of PACIFIC LIFE INSURANCE COMPANY, SECURITY LIFE OF DENVER INSURANCE COMPANY, SOUTHLAND LIFE INSURANCE COMPANY, GOLDEN AMERICAN LIFE INSURANCE COMPANY, USG ANNUITY & LIFE COMPANY, EQUITABLE LIFE INSURANCE COMPANY OF IOWA and THE CANADA LIFE ASSURANCE COMPANY (each individually a "Guaranteed Party" and, collectively, the "Guaranteed Parties").

                              W I T N E S S E T H:

        WHEREAS, Cornell Corrections, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company") and the Guaranteed Parties have entered into those certain identical (except for the names of the purchasers and the amounts of Notes, as defined below, to be purchased) Note Purchase Agreements dated July 15, 1998 (together the "Agreements" and separately each an "Agreement"; capitalized terms used and not otherwise defined herein are used as therein defined), pursuant to which the Company has agreed to issue to the Guaranteed Parties its 7.74% Senior Secured Notes due July 15, 2010 (the "Notes"), in the aggregate principal amount of $50,000,000;

        WHEREAS, the Company owns, directly or indirectly, all or a majority of the outstanding capital stock or other ownership interests of each of the Guarantors;

        WHEREAS, the Company and the Guarantors share an identity of interest as members of a consolidated group of companies engaged in substantially similar businesses with the Company providing certain centralized financial, accounting and management services to each of the Guarantors by virtue of intercompany advances and loans such that financial accommodations extended to the Company shall inure to the direct and material benefit of the Guarantors; and

        WHEREAS, consummation of the transactions pursuant to the Agreements will facilitate expansion and enhance the overall financial strength and stability of the Company's entire corporate group, including the Guarantors; and

        WHEREAS, it is a condition precedent to the Guaranteed Parties' obligations to purchase the Notes under the Agreements that the Guarantors execute and deliver this Guaranty, and Guarantors desire to execute and deliver this Guaranty to satisfy such condition precedent;

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree as follows:

       1. GUARANTY OF OBLIGATIONS. (a) Each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees to the Guaranteed Parties the due and punctual payment of all principal of, premium, if any, and interest on, the Notes and all other indebtedness, obligations and liabilities owing by the Company to the Guaranteed Parties, or any of them, jointly or severally under the Agreements, the Notes and the other documents, instruments and agreements (including without limitation the Security Documents) evidencing or securing the transactions contemplated by the Agreements (the "Related Documents"), and all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for principal, interest, make-whole or yield maintenance premium or other fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Guaranteed Parties in enforcing any rights under this Guaranty (collectively, the "Guaranteed Obligations") including, without limitation, all interest which, but for the filing of a petition in bankruptcy with respect to the Company, would accrue on any principal portion of the Guaranteed Obligations. Any and all payments made by the Guarantors hereunder shall be made free and clear of and without deduction for any set-off, counterclaim, or withholdings so that, in each case, the Guaranteed Parties shall receive the full amount that they would otherwise be entitled to receive with respect to the Guaranteed Obligations.

              (b) Each Guarantor acknowledges and agrees that this Guaranty is a guaranty of payment and not of collection and that the liability of any Guarantor under this Guaranty shall be immediate and primary and shall not be contingent upon the exercise or enforcement by any of the Guaranteed Parties of any remedies such Guaranteed Party may have against the Company or any other Guarantor or other Person or the enforcement of any lien or realization upon any collateral the Collateral Agent or any Guaranteed Party may at any time possess for any of the Guaranteed Obligations.

       2. JOINT AND SEVERAL LIABILITY; MAXIMUM LIABILITY. (a) The liability of each Guarantor hereunder shall be joint and several with the Company, each of the other Guarantors and any other Person primarily or secondarily liable on any of the Guaranteed Obligations.

              (b) It is the intention of each Guarantor and the Guaranteed Parties that the Guarantors' obligations hereunder shall be in, but not in excess of, the maximum amount permitted by applicable federal bankruptcy, state insolvency, fraudulent conveyance or transfer or similar laws ("Applicable Law"). To that end, but only to the extent such obligations would otherwise be subject to avoidance under Applicable Law if any Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, such Guarantor's respective obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such Guarantor insolvent, or leave such Guarantor with unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, at the time such obligations are deemed to have been incurred under Applicable Law. As used herein, the terms "INSOLVENT" and "UNREASONABLY SMALL CAPITAL" shall likewise be determined in accordance with Applicable Law. This Section is intended solely to preserve the rights of the Guaranteed Parties hereunder to the maximum extent permitted by Applicable Law, and neither any Guarantor nor any other Person shall have any right or claim under this Section that would not otherwise be available under Applicable Law.

       3. GUARANTY ABSOLUTE. This Guaranty shall in all respects be an absolute, unconditional and irrevocable guaranty of payment of the Guaranteed Obligations and each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Agreements, the Notes and the Related Documents under which they arise. The liability of each Guarantor under this Guaranty shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated, modified or otherwise affected by any circumstance or occurrence whatsoever, including without limitation any of the following (whether or not such Guarantor consents thereto or has notice thereof), to the extent the following may be waived under applicable law: (i) any change in or waiver of the time, place or manner of payment, or any other term, of any of the Guaranteed Obligations or the Agreements, the Notes or the Related Documents, any waiver of or any renewal, extension, increase, amendment or modification of or addition, consent or supplement to or deletion from, or any other action or inaction under or in respect of, any of the Guaranteed Obligations or the Agreements, the Notes or the Related Documents or any other document, instrument or agreement referred to therein or any assignment or transfer of any of the Guaranteed Obligations or the Agreements, the Notes or the Related Documents; (ii) any lack of validity, legality or enforceability of any of the Guaranteed Obligations or the Agreements, the Notes or the Related Documents or any other document, instrument, or agreement referred to therein or of any assignment or transfer of any of the foregoing; (iii) any furnishing of any additional collateral for any of the Guaranteed Obligations or any sale, exchange, release or surrender of, or realization on, any collateral for any of the Guaranteed Obligations; (iv) any settlement, release or compromise of any of the Guaranteed Obligations or the Agreements, the Notes or the Related Documents, any collateral therefor, or any liability of any other party (including without limitation any other guarantor) with respect to any of the Guaranteed Obligations or the Agreements, the Notes or the Related Documents, or any subordination of payment of any of the Guaranteed Obligations to the payment of any other indebtedness, liability or obligation of the Company; (v) any bankruptcy, insolvency, reorganization, composition, adjustment, merger, consolidation, dissolution, liquidation or other like proceeding or occurrence relating to the Company or any other change in the ownership, composition or nature of the Company; (vi) any non-perfection, subordination, release, avoidability or voidability of any security interest, security title, pledge, collateral assignment or other lien of the Guaranteed Parties on any collateral for any of the Guaranteed Obligations or this Guaranty; (vii) any application of sums paid by the Company or any other person with respect to any of the Guaranteed Obligations, except to the extent actually applied against the Guaranteed Obligations, regardless of what other liabilities of the Company remain unpaid; (viii) the failure of any of the Guaranteed Parties to assert any claim or demand or to enforce any right or remedy against the Company or any other person (including any other guarantor of any of the Guaranteed Obligations) under the provisions of the Agreements, the Notes or the Related Documents or otherwise, or any failure of any of the Guaranteed Parties, to exercise any right or remedy against any other guarantor of or any collateral for any of the Guaranteed Obligations; (ix) any other act or failure to act by any Guaranteed Party which may adversely affect such Guarantor; or (x) any other circumstance which might otherwise constitute a defense against, or a legal or equitable discharge of, such Guarantor's liability under this Guaranty.

       4. GUARANTY CONTINUING; REINSTATEMENT. This Guaranty shall in all respects be a continuing and irrevocable guaranty of payment and shall remain in full force and effect until all of the Guaranteed Obligations shall have been indefeasibly paid in full and the Guaranteed Parties shall not be under any obligation to make any additional extensions of credit or other financial accommodations to the Company. If claim is ever made upon any Guaranteed Party for repayment or recovery of any amount received by it in payment or on account of any of the Guaranteed Obligations, and if any Guaranteed Party repays all or part of said amount by reason of (i) any judgment, decree or order of any court, administrative body or other governmental authority having jurisdiction over it or any of its property or (ii) any settlement or compromise of any such claim effected by any Guaranteed Party with any such claimant (including without limitation the Company or a trustee, conservator or receiver for the Company), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation or cancellation of this Guaranty or of any of the Agreements, the Notes or the Related Documents, and such Guarantor shall be and remain liable to the Guaranteed Parties hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been paid to such Guaranteed Party and the Guarantor's obligations and liabilities under this Guaranty shall be reinstated to such extent and this Guaranty and any collateral for this Guaranty shall remain in full force and effect (or shall be reinstated) to such extent. Each Guarantor hereby expressly waives to the maximum extent permitted by applicable law, the benefit of any applicable statute of limitations and agrees that it shall be liable under this Guaranty whenever any Guaranteed Party seeks to enforce such liability against such Guarantor or its property.

       5. WAIVERS AND CONSENTS. Each Guarantor hereby waives to the maximum extent permitted by applicable law: (i) notice of acceptance of this Guaranty by the Guaranteed Parties; (ii) notice of the creation, existence, acquisition, extension, or renewal of any of the Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations outstanding from time to time, subject, however, to such Guarantor's right to make inquiry of the Guaranteed Parties at reasonable intervals to ascertain the amount of principal and interest of the Guaranteed Obligations then outstanding; (iv) notice of any default or event of default under any of the Agreements, the Notes or the Related Documents or with respect to any of the Guaranteed Obligations or notice of any other adverse change in the Company's financial condition or means or ability to pay any of the Guaranteed Obligations or perform its obligations under any of the Agreements, the Notes or the Related Documents or notice of any other fact which might increase such Guarantor's risk hereunder; (v) notice of presentment, demand, protest, and notice of dishonor or nonpayment as to any instrument; (vi) notice of any acceleration or other demand for payment of any of the Guaranteed Obligations; and (vii) all other notices and demands to which such Guarantor might otherwise be entitled with respect to any of the Guaranteed Obligations or the Agreements, the Notes or the Related Documents or with respect to any Guaranteed Party's enforcement of its rights and remedies thereunder. Each Guarantor further waives any right such Guarantor may have, by statute or otherwise, to require the Guaranteed Parties to seek recourse first against the Company or any other person, or to realize upon any collateral for any of the Guaranteed Obligations, as a condition precedent to enforcing such Guarantor's liability and obligations under this Guaranty, and each Guarantor further waives any defense arising by reason of any incapacity or other disability of the Company or by reason of any other defense which the Company may have on any of the Guaranteed Obligations or under any of the Agreements, the Notes or the Related Documents. Each Guarantor consents and agrees that, without notice to or consent by such Guarantor and without affecting or impairing the liability of such Guarantor under this Guaranty, the Guaranteed Parties may compromise or settle, extend the period of duration or the time for the payment, discharge or performance of any of the Guaranteed Obligations or the Agreements, the Notes or the Related Documents, or may refuse to enforce or may release all or any parties to any or all of the Guaranteed Obligations (including without limitation any other guarantor thereof) or any collateral therefor, or may grant other indulgences to the Company or such other parties in respect thereof, or may waive, amend or supplement in any manner the provisions of any of the Agreements, the Notes or the Related Documents or any other document, instrument or agreement relating to or securing any of the Guaranteed Obligations (other than this Guaranty), or may release, surrender, exchange, modify, or compromise any and all collateral securing any of the Guaranteed Obligations or in which the Guaranteed Parties may at any time have a lien, or may refuse to enforce their respective rights or may make any compromise or settlement or agreement therefor, in respect of any and all of such collateral, or with any party to any of the Guaranteed Obligations or the Agreements, the Notes or the Related Documents, or with any other person, or may release or substitute any one or more of the other endorsers or guarantors of the Guaranteed Obligations whether parties to this Guaranty or not, or may exchange, enforce, waive or release any collateral for any guaranty of any of the Guaranteed Obligations. Each Guarantor further consents and agrees that the Guaranteed Parties shall not be under any obligation to marshal any assets in favor of such Guarantor or against or in payment of any of the Guaranteed Obligations.

       6. COLLATERALIZATION. Each Guarantor's obligations and liabilities to the Guaranteed Parties under this Guaranty shall be secured by any and all property now or hereafter pledged by such Guarantor to the Collateral Agent or in which the Collateral Agent is now or hereafter granted a Lien pursuant to any Security Documents from such Guarantor to the Collateral Agent.

       7. GUARANTOR DUE DILIGENCE AND BENEFIT. Each Guarantor is fully aware of the financial condition, assets and prospects of the Company, and each Guarantor is executing and delivering this Guaranty based solely upon such Guarantor's own independent investigation thereof and in no part upon any representation, warranty or statement of any Guaranteed Party with respect to the Company's financial condition, assets or prospects. Each Guarantor is in a position to and hereby assumes full responsibility for obtaining any and all information concerning the Company's financial condition, assets and prospects as such

Guarantor may now or hereafter deem material to such Guarantor's decision to enter into and become liable under this Guaranty and such Guarantor is not relying upon, nor does such Guarantor expect any Guaranteed Party to furnish such Guarantor with any information which may be now or hereafter in such Guaranteed Party's possession concerning the Company's financial condition, assets or prospects. Each Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of guaranty, which risks such Guarantor understands may include, without limitation, the possibility that the Company may incur additional indebtedness to the Guaranteed Parties for which such Guarantor may be liable hereunder after the Company's financial condition or means or ability to pay its lawful debts when they fall due has deteriorated. Each Guarantor further acknowledges and agrees that any credit or other financial accommodations now or hereafter extended by the Guaranteed Parties to the Company and any and all forbearances with respect to the Company or its assets which the Guaranteed Parties may now or hereafter grant are and will be of direct interest, benefit and advantage to such Guarantor.

       8. GUARANTEED PARTIES' ACCOUNTS AND RECORDS; APPLICATION OF PAYMENTS. Each Guarantor agrees that, in the absence of manifest error, any and all books and records relating to the Guaranteed Obligations which are prepared and maintained by the Guaranteed Parties shall constitute PRIMA FACIE evidence of the existence and amount of the Guaranteed Obligations. Each Guarantor irrevocably waives the right to direct the application of any and all payments and collections at any time hereafter received by any Guaranteed Party from or on behalf of the Company, such Guarantor or otherwise with respect to any of the Guaranteed Obligations and such Guarantor does hereby irrevocably agree that the Guaranteed Parties shall have the continuing exclusive right to apply and re-apply any and all such payments and collections received at any time hereafter against the Guaranteed Obligations in such manner and order as may be provided in the Agreements, the Notes or the Related Documents, notwithstanding any contrary entry by any Guaranteed Party upon any of its books and records.

       9. AUTOMATIC ACCELERATION OF GUARANTY. In the event that any proceeding is instituted by or against the Company under the Bankruptcy Code (11 U.S.C. ss.ss. 101 et seq.), as amended, or any other bankruptcy, receivership, insolvency, or moratorium law (and, in the case of any such involuntary proceeding which is not consented to or acquiesced in by the Company, the continuation of such proceeding without the same being dismissed or stayed for sixty (60) days), as between any Guarantor and the Guaranteed Parties, all of the Guaranteed Obligations shall be deemed immediately due and payable, without notice or demand of any kind by any Guaranteed Party, and each Guarantor agrees immediately to pay the Guaranteed Obligations in full, irrespective of whether any or all of the Guaranteed Obligations can then be accelerated against the Company and irrespective of any right which the Company then may have under any bankruptcy, receivership, insolvency or moratorium law to cure defaults and reinstate the maturities of the Guaranteed Obligations.

       10. NOTICES TO GUARANTOR. All notices, demands and other communications hereunder or under any of the Agreements, the Notes or the Related Documents by any Guaranteed Party to any Guarantor shall be effective (i) if given by telecopy, when such communication is transmitted to the telecopy number set forth on SCHEDULE I hereto, (ii) if given by mail, three (3) Business Days after such communication is deposited in the United States mail with first class postage prepaid, return receipt requested addressed to such Guarantor at the address set forth on SCHEDULE I hereto, (iii) if sent for overnight delivery by Federal Express or other reputable national overnight delivery service, one (1) Business Day after such communication is entrusted to such service for overnight delivery and with recipient signature required, addressed as aforesaid or (iv) if given by any other means, when delivered at the address of the party to whom such notice is being delivered. Each Guarantor may designate a different address or telecopy number for such Guarantor's receipt of such notices or other communications but no such change shall be effective unless and until the Guaranteed Parties actually receive written notice thereof from such Guarantor.

       11. COLLECTION COSTS. Each Guarantor shall be liable to each Guaranteed Party for, and shall pay to each Guaranteed Party on demand, all reasonable costs (including without limitation reasonable attorney's fees and expenses) incurred by such Guaranteed Party in enforcing performance of or collecting any payments due under this Guaranty.

       12. ASSIGNMENT AND TRANSFER. This Guaranty shall be binding upon each Guarantor and such Guarantor's successors and permitted assigns and shall inure to the benefit of and be enforceable by the Guaranteed Parties and their respective successors and assigns (including without limitation each transferee of any Note). Without limiting the generality of the preceding sentence, pursuant to SECTION 13.2 of the Agreements, any Guaranteed Party may assign all or any part of the Guaranteed Obligations, whereupon such assignee or participant shall become entitled to all of the rights in respect thereof granted to any Guaranteed Party herein.

       13. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

       14. SUBORDINATION OF THE COMPANY'S OBLIGATIONS TO GUARANTOR. As an independent covenant, each Guarantor hereby expressly covenants and agrees for the benefit of the Guaranteed Parties that all present or future indebtedness, obligations and liabilities of the Company to such Guarantor of whatsoever description (collectively, the "Junior Claims") shall be subordinate and junior in right of payment to the Notes and all obligations and liabilities of the Company to the Guaranteed Parties arising under the Agreements, the Notes and the Related Document (collectively, the "Senior Claims"), effective upon the occurrence and during the continuance of an Event of Default under and as defined in the Agreements. If an Event of Default under the Agreements shall occur and be continuing, then, unless and until the Event of Default shall have been cured or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made by the Company to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the Senior Claims. In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities, by set-off or otherwise) shall be made to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the Senior Claims. For the purposes of the previous sentence, a "Proceeding" shall occur if the Company shall make an assignment for the benefit of creditors, file a petition in bankruptcy, have entered against or in favor of it an order for relief under the Bankruptcy Code (11 U.S.C. ss.ss. 101 et seq.), as amended, or similar law of any other jurisdiction, generally fail to pay its debts as they come due (either as to number or amount), admit in writing its inability to pay its debts generally as they mature, make a voluntary assignment for the benefit of creditors, commence any proceeding relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or by any act, indicate its consent to, approval of or acquiescence in any such proceeding or in the appointment of any receiver of, or trustee or custodian (as defined in the Bankruptcy Code (11 U.S.C. ss.ss. 101 et seq.), as amended) for itself, or any substantial part of its property, or a trustee or a receiver shall be appointed for the Company or for a substantial part of the property of the Company and such appointment remains in effect for more than sixty (60) days or the Company shall indicate its consent thereto, approval therefor or acquiescence therein, or a petition under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction (whether now or hereafter in effect) shall be filed against the Company and such petition shall not be dismissed within sixty (60) days after such filing, an order for relief shall be entered in such proceeding, or the Company shall indicate its consent thereto, approval therefor or acquiescence therein. In the event any direct or indirect payment or distribution is made to any Guarantor in contravention of this Section, such payment or distribution shall be deemed received in trust for the benefit of the Guaranteed Parties and shall be immediately paid over to the Guaranteed Parties for application against the Guaranteed Obligations. Each Guarantor agrees to execute such additional documents as any Guaranteed Party may reasonably request to evidence the subordination provided for in this Section.

       15. MISCELLANEOUS. (a) This Guaranty (together with any collateral documents executed by any Guarantor to secure its obligations and liabilities hereunder) constitutes the sole and entire agreement between such Guarantor and the Guaranteed Parties with respect to the subject matter hereof and supersedes and replaces any and all prior agreements, understandings, negotiations or correspondence between them with respect thereto.

              (b)    Time is of the essence of this Guaranty.

              (c) Words importing the singular number hereunder shall include the plural number and vice versa and any pronouns used herein shall be deemed to cover all genders. The term "person" as used herein means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated association, or government (or any agency or political subdivision thereof).

              (d) Wherever possible, any provision in this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              (e) No amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective or binding upon the Guaranteed Parties unless the Guaranteed Parties (or, if permitted under Section 17 of the Agreements, the Required Holders) shall first have given written consent thereto. Any such amendment, waiver or consent which is so granted by the Guaranteed Parties shall apply only to the specific occasion which is the subject of such amendment, waiver or consent and shall not apply to the occurrence of the same or any similar event on any future occasion. No failure on the part of any Guaranteed Party to exercise, and no delay by any Guaranteed Party in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right by any Guaranteed Party. No notice to or demand on any Guarantor in any case by any Guaranteed Party hereunder shall entitle Guarantor to any further notice or demand in any similar or other circumstances or constitute a waiver of the rights of any Guaranteed Party to take any other or future action in any circumstances without notice or demand. The remedies provided to the Guaranteed Parties in this Guaranty are cumulative and not exclusive of any other remedies provided by law.

              (f) This Guaranty may be executed in one or more counterparts and each such counterpart shall constitute an original and all such counterparts together shall constitute one and the same instrument.

              (g) All Section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of the provisions of this Guaranty.

       16. JURY TRIAL WAIVER; CONSENT TO JURISDICTION AND VENUE. EACH GUARANTOR HEREBY WAIVES ANY RIGHT SUCH GUARANTOR MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST SUCH GUARANTOR, ANY GUARANTEED PARTY OR THE COMPANY CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS GUARANTY OR ANY OF THE AGREEMENTS, THE NOTES OR THE RELATED DOCUMENTS TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW. IN THE EVENT ANY SUCH SUIT OR LEGAL ACTION IS COMMENCED BY OR AGAINST ANY GUARANTEED PARTY, EACH GUARANTOR HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK, WITH RESPECT TO SUCH SUIT OR LEGAL ACTION, AND SUCH GUARANTOR ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND SUCH GUARANTOR HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE

JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

       IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officers as of the date first above written.

                                     GUARANTORS:


                                     CORNELL CORRECTIONS MANAGEMENT, INC.



                                     By:
                                         Brian E. Bergeron, Chief Financial
                                         Officer and Treasurer

                                     CORNELL CORRECTIONS CONSULTING, INC.


                                     By:
                                         Brian E. Bergeron, Chief Financial
                                         Officer and Treasurer


                                     CORNELL CORRECTIONS OF RHODE ISLAND, INC.

                                     By:
                                         Brian E. Bergeron, Chief Financial
                                         Officer and Treasurer

                                     THE CORNELL COX GROUP, L.P.

                                     By: CORNELL CORRECTIONS OF NORTH AMERICA,
                                         INC., its general partner



                                     By:
                                        Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer

                                     CORNELL CORRECTIONS OF NORTH AMERICA, INC.



                                     By:
                                         Brian E. Bergeron, Chief Financial
                                         Officer and Treasurer

                                     CORNELL CORRECTIONS OF TEXAS, INC.



                                     By:
                                         Brian E. Bergeron, Chief Financial
                                         Officer and Treasurer

                                     CORNELL CORRECTIONS OF CALIFORNIA, INC.


                                     By:
                                         Brian E. Bergeron, Chief Financial
                                         Officer and Treasurer

                                     INTERNATIONAL SELF HELP SERVICES, INC.


                                     By:
                                         Brian E. Bergeron, Chief Financial
                                         Officer and Treasurer

                                     WBP LEASING, INC.



                                     By:
                                         Brian E. Bergeron, Chief Financial
                                         Officer and Treasurer

                                     ABRAXAS GROUP, INC.



                                     By:
                                         Brian E. Bergeron, Chief Financial
                                         Officer and Treasurer

                                     CORNELL CORRECTIONS OF
                                     OKLAHOMA, INC.


                                     By:
                                         Brian E. Bergeron, Chief Financial
                                         Officer and Treasurer

                                     CCG I CORPORATION


                                     By:
                                         Brian E. Bergeron, Chief Financial
                                         Officer and Treasurer

                                     CORNELL CORRECTIONS OF
                                     GEORGIA, L.P.

                                     By:CCG I CORPORATION, its general partner



                                     By:
                                        Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer



SECTION 14 OF THE FOREGOING
GUARANTY ACKNOWLEDGED
AND AGREED TO:



CORNELL CORRECTIONS, INC.



By:
    Brian E. Bergeron, Chief Financial Officer
    and Treasurer

                                   SCHEDULE I

                                   GUARANTORS


Cornell Corrections Management, Inc.
Cornell Corrections Consulting, Inc.
Cornell Corrections of Rhode Island, Inc.
The Cornell Cox Group, L.P.
Cornell Corrections of North America, Inc.
Cornell Corrections of Texas, Inc.
Cornell Corrections of California, Inc.
International Self Help Services, Inc.
WBP Leasing, Inc.
Abraxas Group, Inc.
Cornell Corrections of Oklahoma, Inc.
CCG I Corporation
Cornell Corrections of Georgia, L.P.


Notice Address for Guarantors:

c/o Cornell Corrections, Inc.
4801 Woodway
Suite 100 East
Houston, Texas  77056
Attention: Chief Financial Officer

Telecopier No.:  (713) 623-2853
Telephone No.:  (713) 623-0790

                                                                  EXHIBIT 1.2(C)

                  INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

        This INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (as the same may be amended, modified, extended, renewed, restated or supplemented from time to time, the "Intercreditor Agreement"), dated as of July 15, 1998, by and among ING (U.S.) CAPITAL CORPORATION, as collateral agent (in such capacity, the "Collateral Agent") for the Senior Creditors (as hereinafter defined), ING (U.S.) CAPITAL CORPORATION, as Agent (in such capacity, the "Agent") for and on behalf of the Senior Bank Lenders (as hereinafter defined), and the NOTEHOLDERS (as hereinafter defined).

                                R E C I T A L S:

        A. Under and pursuant to that certain Second Amended and Restated Credit Agreement, dated as of October 31, 1997 (as amended, modified, extended, renewed, restated or supplemented from time to time, the "Credit Agreement"), among Cornell Corrections, Inc., a Delaware corporation (the "Company"), certain Subsidiaries of the Company, as guarantors, the Senior Bank Lenders and the Agent, the Senior Bank Lenders have established a revolving credit facility in favor of the Company.

        B. Under and pursuant to the Credit Agreement, certain Subsidiaries of the Company have guaranteed, and certain additional Subsidiaries of the Company may in the future guarantee, the obligations of the Company under the Credit Agreement.

        C. Under and pursuant to the separate Note Purchase Agreements, each dated July 15, 1998 (as amended, modified, extended, renewed, restated or supplemented from time to time, the "Note Agreements"), by and among the Company and each of the purchasers listed on SCHEDULE A thereto (collectively, the "Purchasers"), the Company has agreed to issue and sell to the Purchasers $50,000,000 in aggregate principal amount of its 7.74% Senior Secured Notes due July 15, 2010 (as amended, modified, extended, renewed, restated or supplemented from time to time, the "Notes", such term to include any such notes issued in substitution therefor pursuant to the terms of the Note Agreements).

        D. Under and pursuant to the Note Agreements, certain Subsidiaries of the Company have guaranteed, and certain additional Subsidiaries of the Company may in the future guarantee, the obligations of the Company under the Note Agreements and the Notes, pursuant to the Note Guaranty (hereinafter defined).

        E. Under and pursuant to the security documents more particularly described on SCHEDULE 1 hereto (collectively with any additional or supplemental security documents from time to time executed and delivered by the Company or any other Person to secure any of the Senior Obligations, as the same may be amended, modified, extended, renewed, restated or supplemented from time to time as permitted herein, the "Security Documents"), the Company and its Subsidiaries have pledged, or will pledge, certain Collateral (as described therein) to equally and ratably secure the obligations of the Company and its Subsidiaries in respect of the Credit Agreement and the Note Agreements and the notes issued thereunder.

        F. The Senior Bank Lenders and the Noteholders desire that ING (U.S.) Capital Corporation shall be the Collateral Agent to act on behalf of all Senior Creditors regarding the Collateral (as hereinafter defined).

        G. The Senior Creditors have entered into this Agreement to, among other things (i) set forth their understandings and agreements regarding their respective rights and priorities with respect to payments received under the Senior Credit Documents (hereinafter defined) and (ii) further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship among the Senior Creditors regarding the relative rights and priorities with respect to the Collateral.

        H. Pursuant to the terms of the Credit Agreement, the Senior Bank Lenders have expressly authorized the Agent to execute and deliver this Agreement on their behalf.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1      DEFINITIONS.

        The following terms shall have the meanings assigned to them below in this Section 1 or as otherwise defined in the provisions of this Agreement:

        "Acceleration Event" shall have the meaning assigned thereto in Section 6.2(b) hereof.

        "Acceptable Bank" means any bank or trust company (i) which is organized under the laws of the United States of America or any State thereof, (ii) which has capital, surplus and undivided profits aggregating at least $100,000,000, and (iii) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of "A-" or better by S&P, or "A3" or better by Moody's.

        "Act" shall have the meaning assigned thereto in Section 4.5 hereof.

        "Agent" means ING (U.S.) Capital Corporation, acting in its capacity as agent for the Senior Bank Lenders under the Credit Agreement, and any successor thereto.

        "Bank Credit Documents" means the Basic Documents (as defined in the Credit Agreement).

        "Bankruptcy Proceeding" means, with respect to any Person, a general assignment of such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in Houston, Texas or New York, New York are required or authorized to be closed.

        "Calculation Date" means the effective date of the Payment Default, Bankruptcy Proceeding or other Event of Default giving rise to the acceleration of maturity of the Senior Obligations by one or more of the Senior Creditors.

        "Co-Collateral Agent" shall have the meaning assigned thereto in Section
5.10 hereof.

        "Collateral" means all the properties and assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising, on or in which the Collateral Agent or any Senior Creditor has been granted a Lien pursuant to any of the Security Documents.

        "Collateral Agent" means ING (U.S.) Capital Corporation, a Delaware corporation, acting in its capacity as Collateral Agent in the manner and to the extent described in this Agreement and the Security Documents, or any successor acting as Collateral Agent as provided in Section 5.4.

        "Commitments" shall have the meaning given such term in the Credit Agreement.

        "Company" means Cornell Corrections, Inc., a Delaware corporation.

        "Company Loan Guarantor" means any Subsidiary of the Company and any other Person as may from time to time become a guarantor under the Credit Agreement or otherwise in accordance with the provisions of the Credit Agreement.

        "Credit Agreement" shall have the meaning assigned thereto in the Recitals hereof.

        "Credit Agreement Obligations" means, collectively, the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Company and the Company Loan Guarantors to the Agent and the Senior Bank Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any Bankruptcy Proceeding, relating to the Company or any Company Loan Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or incurred, which may arise under, out of, or in connection with, the Credit Agreement, any notes issued thereunder, any Letter of Credit Liability or any other Bank Credit Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or the Senior Bank Lenders that are required to be paid by the Company or any Company Loan Guarantor pursuant to the terms of the Credit Agreement, this Agreement or any other Bank Credit Document).

        "Credit Agreement Guaranty" means the guaranty obligations of the Company Loan Guarantors contained in the Credit Agreement.

        "Credit Parties" means, collectively, the Company and the Guarantors.

        "Debt" shall have the meaning assigned thereto in the Note Agreements.

        "Event of Default" means (i) any "Event of Default" under and as defined in the Credit Agreement or (ii) any "Event of Default" under and as defined in the Note Agreements.

        "Governmental Authority" means (a) the government of (i) the United States of America or any State or other political subdivision thereof, or (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

        "Guarantors" means, collectively, the Company Loan Guarantors and the Note Guarantors.

        "Law" means any constitution, statute, regulation, rule, permit, certificate, concession, license, franchise, grant, governmental restriction, ordinance, judicial principal or law of any Governmental Authority.

        "Letter of Credit" shall have the meaning assigned thereto in the Credit Agreement.

        "Letter of Credit Collateral Account" shall have the meaning assigned thereto in Section 5.3(c) hereof.

        "Letter of Credit Disbursement" shall mean a payment or disbursement made pursuant to a Letter of Credit by the issuer thereof.

        "Letter of Credit Liability" shall have the meaning assigned thereto in the Credit Agreement.

        "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, security title or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset, or any financing statement filed in respect of such asset.

        "Loans" shall have the meaning assigned thereto in the Credit Agreement.

        "Majority Senior Creditors" means the Senior Creditors holding, at any time of determination, a majority of the outstanding principal amount of all Senior Obligations (including Unfunded Letter of Credit Exposure).

        "Moody's" means Moody's Investors Service, Inc.

        "Non-Pro Rata Payment" shall have the meaning assigned thereto in
Section 6.2(b) hereof.

        "Note Agreement Obligations" means, collectively, the unpaid principal of, interest on and Make-Whole Amount (as defined in the Note Agreements), if any, on the Notes and all other obligations and liabilities of the Company or any Note Guarantor to the Noteholders (including, without limitation, interest accruing at the then applicable rate provided in the Notes after the maturity of the Notes and interest accruing at the then applicable rate provided in the Notes after the filing of any petition in bankruptcy, or the commencement of any Bankruptcy Proceeding, relating to the Company or any Note Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter arising or incurred, which may arise under, out of, or in connection with, the Note Agreements, the Note Guaranty, the Security Documents, this Agreement or any Notes or any other document made, delivered or given in connection therewith, whether on account of principal, interest, Make-Whole Amount (as defined in the Note Agreements), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Noteholders that are required to be paid by the Company or any Note Guarantor pursuant to the terms of the Note Agreements, the Notes, the Note Guaranty, the Security Documents or this Agreement).

        "Note Agreements" shall have the meaning assigned thereto in the Recitals hereof.

        "Note Guarantor" means any Subsidiary of the Company as may from time to time become a guarantor pursuant to the terms of the Note Guaranty in accordance with the provisions of the Note Agreements.

        "Note Guaranty" means the Subsidiary Guaranty Agreement substantially in the form of Exhibit 1.2(b) attached to the Note Agreements executed by the Company's Subsidiaries pursuant to the terms thereof.

        "Noteholders" means, collectively, the holders from time to time of the Notes. Each such noteholder may be referred to individually herein as a "Noteholder".

        "Notes" shall have the meaning assigned thereto in the Recitals hereof.

        "Notice of Event of Default" means a written notice issued to the Collateral Agent with a copy to the Company by any Senior Creditor certifying that an Event of Default arising under Section 10 of the Credit Agreement or
Section 11 of the Note Agreements has occurred and is continuing.

        "Payment Default" shall mean any Event of Default arising from a failure to pay any of the Credit Agreement Obligations or Note Agreement Obligations when and as due, but only if such Obligations that have not been paid include principal, interest, premium, fee or unreimbursed Letter of Credit Disbursements.

        "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, trust or other enterprise (whether or not incorporated) or any governmental authority.

        "Purchasers" shall have the meaning assigned thereto in the Recitals hereof.

        "Required Holders" shall have the meaning assigned thereto in the Note Agreements.

        "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

        "Security Documents" shall have the meaning assigned thereto in the Recitals hereof, and shall also include any and all agreements, assignments, mortgages, deeds of trust, deeds to secure debt or other similar documents or instruments under which the Collateral Agent or any Senior Creditor is now or hereafter granted a Lien on or in any Collateral to secure any of the Senior Obligations.

        "Senior Bank Lender" means the Agent and each of the Persons identified as a "Lender" on the signature pages to the Credit Agreement and their successors and assigns.

        "Senior Credit Documents" means, collectively, the Bank Credit Documents, the Security Documents, the Note Agreements, the Note Guaranty and the Notes and any other document made, delivered or given by the Credit Parties in connection with the Bank Credit Documents, the Security Documents, any Note Agreement, any Note or the Note Guaranty.

        "Senior Creditor" means a Senior Bank Lender or a Noteholder, as the case may be. The Senior Bank Lenders and the Noteholders are sometimes collectively referred to herein as the "Senior Creditors".

        "Senior Debt" shall have the meaning assigned thereto in the Note Agreements.

        "Senior Obligations" means, collectively, the Credit Agreement Obligations and the Note Agreement Obligations.

        "Subsidiary" shall mean any corporation organized under the laws of any state of the United States of America, Canada, or any province of Canada, which conducts the major portion of its business in and makes the major portion of its sales to Persons located in the United States of America or Canada, at least 80% of the total combined voting power of all classes of Voting Stock of which shall, at the time as of which any determination is being made, be owned by the Company either directly or through Subsidiaries.

        "Super-Majority Senior Creditors" means (i) 100% of the Senior Bank Lenders and (ii) the Required Holders.

        "Unfunded Letter of Credit Exposure" means, at any time, the aggregate undrawn amount of all outstanding Letters of Credit at such time.

        "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

        "Voting Stock" shall mean, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

        The definitions in this Section 1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Sections shall be deemed references to Sections of this Agreement unless the context shall otherwise require. All references herein to any Person, other than a Credit Party, shall be deemed to include such Person's successors, transferees and assigns. All references herein to any Credit Party shall be deemed to include such Credit Party's successors. All references herein to any Credit Document shall be to such document as the terms thereof may have been amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and hereof.

SECTION 2      APPOINTMENT AND AUTHORITY OF COLLATERAL AGENT.

        (a) The Senior Creditors hereby appoint ING (U.S.) Capital Corporation to act as their agent on the terms and conditions set forth in this Agreement and the Security Documents and authorize the Collateral Agent to execute and accept delivery of the Security Documents in the name of and for the benefit of the Senior Creditors and to perfect the Liens granted thereunder, and ING (U.S.) Capital Corporation hereby accepts such appointment and shall have all of the rights and obligations of the Collateral Agent hereunder and under the Security Documents.

        (b) The Collateral Agent hereby acknowledges that it shall hold any Collateral now or hereafter pledged by any of the Credit Parties for the equal and ratable benefit of all Senior Creditors.

        (c) Subject to the requirements of Section 4.2 hereof relating to the instructions of the Majority Senior Creditors, each Senior Creditor hereby authorizes, and each Senior Creditor shall be deemed to authorize, the Collateral Agent to take such action on its behalf hereunder and under the provisions of the Security Documents and any other instrument and agreement referred to therein or now or hereafter delivered thereunder and to exercise such powers thereunder as are specifically delegated to or required of the Collateral Agent by the terms thereof, subject to the provisions hereof.

SECTION 3      PRIORITY OF LIENS.

        Notwithstanding any contrary provision contained in the Uniform Commercial Code, any applicable Law or the Senior Credit Documents, or whether any Senior Creditor has possession of all or any part of the Collateral, as among the Senior Creditors the respective rights of each Senior Creditor in respect of Liens and security existing under any and all Security Documents shall at all times remain on a parity with one another without preference, priority or distinction and shall be shared as provided herein, regardless of any claim or defense (including, without limitation, any claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally) to which the Collateral Agent or any Senior Creditor may be entitled or subject. Any and all amounts required to be provided as cash collateral for Unfunded Letter of Credit Exposure pursuant to the Credit Agreement shall be deemed to be Collateral for purposes of this Agreement and shall be turned over to the Collateral Agent pursuant to Section 6.2.

SECTION 4      ENFORCEMENT AGAINST COLLATERAL.

        Section 4.1   LIMIT ON ENFORCEMENT.

        The Senior Creditors agree among themselves and for their own benefit alone that the Liens granted and provided for in the Security Documents shall not be enforced as against any of the Collateral except at the direction of the Majority Senior Creditors upon the occurrence of an Event of Default and during the continuation thereof and in compliance with the provisions hereof; PROVIDED that, notwithstanding the foregoing, no action shall be taken to enforce any Lien on Collateral located in the State of California, or in any other jurisdiction having any applicable Law with an effect similar to California's "one-action" rule, without the consent of all of the Senior Creditors. Each Senior Creditor agrees that, as long as any Senior Obligations exist or may become outstanding pursuant to the terms of the Senior Credit Documents, the provisions of this Agreement shall provide the exclusive method by which any Senior Creditor may exercise rights and remedies under the Security Documents. In furtherance thereof, except as otherwise permitted under this Agreement, each Senior Creditor shall, for the mutual benefit of all Senior Creditors (i) refrain from taking or filing any action, judicial or otherwise, to enforce any rights or pursue any remedies under the Security Documents, except for delivering notices hereunder or exercising any rights to request and receive information or documents or to inspect or examine Collateral and (ii) refrain from exercising any rights or remedies under the Security Documents that may be exercisable as a result of an Event of Default.

        Section 4.2   ENFORCEMENT.

        Upon the occurrence of any Event of Default and during the continuation thereof and the Collateral Agent's receipt of a Notice of Event of Default for the same, the Collateral Agent, at the direction of the Majority Senior Creditors (or, if required by Section 4.1, all of the Senior Creditors), shall seek to realize upon the Liens granted to the Collateral Agent under the Security Documents in such manner as shall be directed by the Majority Senior Creditors (or, if required by Section 4.1, all of the Senior Creditors). Whether before or after any Event of Default, subject to the terms and conditions hereof, the Collateral Agent shall follow the instructions of the Majority Senior Creditors (or, if required by Section 4.1, all of the Senior Creditors) with respect to the preservation, protection, collection or realization upon any Collateral. If the Collateral Agent has requested instructions from the Senior Creditors at a time when a Notice of Event of Default shall be outstanding and the Senior Creditors have not responded to such request within 30 days thereafter, the Collateral Agent may take (unless any Senior Creditor shall have given the Collateral Agent notification that the Senior Creditors have not agreed upon the actions to be taken by the Collateral Agent, in which case, the Collateral Agent shall take no action until instructions of the Majority Senior Creditors (or, if required by Section 4.1, all of the Senior Creditors) are received), but shall have no obligation to take, any and all actions under the Security Documents or any of them or otherwise, including foreclosure of any Lien or any other exercise of remedies, as the Collateral Agent, in good faith, shall determine to be in the best interests of the Senior Creditors and to maximize both the value of the Collateral and the present value of the recovery by each of the Senior Creditors on the Senior Obligations; PROVIDED, HOWEVER, that, if instructions are thereafter received from the Majority Senior Creditors (or, if required by Section 4.1, all of the Senior Creditors), then any subsequent actions of the Collateral Agent shall be subject to such instructions.

        Section 4.3   APPLICATION OF PROCEEDS.

        The Collateral Agent and each of the Senior Creditors agree that (a) the proceeds and avails of any sale of the Collateral, or any part thereof, and the proceeds and avails of any right or remedy under the Security Documents and (b) any and all amounts recovered by any Senior Creditor as a result of the enforcement by such Senior Creditor of its rights and remedies under any of the Senior Credit Documents or otherwise required to be turned over by any Senior Creditor as required by Section 6.2 or 6.3, in all cases, shall be shared by the Senior Creditors (as specified in this Section 4.3) and shall be paid to and applied as follows:

               (i) FIRST, to the payment of the reasonable fees, costs and expenses of the Collateral Agent incurred in connection with the execution of its duties as Collateral Agent, in exercising or attempting to exercise any right or remedy hereunder or thereunder or in taking possession of, protecting, preserving or disposing of any item of Collateral, and all amounts against or for which the Collateral Agent is to be indemnified or reimbursed hereunder (excluding any such fees, costs, expenses or amounts which have theretofore been paid or reimbursed);

               (ii) SECOND, after payment in full of the amounts set forth in Item FIRST, to the Senior Bank Lenders and to the Noteholders, ratably, in accordance with the respective amounts of (1) the Credit Agreement Obligations constituting all accrued and unpaid interest owing at such time to the Senior Bank Lenders under the Credit Agreement and (2) the Note Agreement Obligations constituting all accrued and unpaid interest owing at such time to the Noteholders under the Notes and the Note Agreements, for application to such Credit Agreement Obligations and Note Agreement Obligations, without priority of one over the other;

               (iii) THIRD, after payment in full of the amounts set forth in Item SECOND, to the Senior Bank Lenders and to the Noteholders, ratably, in accordance with the respective amounts of (1) the Credit Agreement Obligations constituting the then aggregate unpaid principal amount of the Loans and outstanding Letter of Credit Liabilities (subject to the terms of Section 5.3(c)), and (2) the Note Agreement Obligations constituting the then aggregate unpaid principal amount of the Notes, for application to such Credit Agreement Obligations and Note Agreement Obligations, without priority of one over the other;

               (iv) FOURTH, after payment in full of the amounts set forth in Item THIRD, to the Senior Bank Lenders and to the Noteholders, ratably, in accordance with the respective amounts of (1) the Credit Agreement Obligations constituting the amount of all commitment fees and all broken-funding costs, if any, then owing to the Senior Bank Lenders under the Credit Agreement and (2) the Note Agreement Obligations constituting all Make-Whole Amounts (as defined in the Note Agreements) if any, then owing to the Noteholders under the Note Agreements, for application to such Credit Agreement Obligations and Note Agreement Obligations, without priority of one over the other;

               (v) FIFTH, after payment in full of all amounts set forth in Item FOURTH to the payment to (1) the Agent in the amount of all agent's fees then owing by the Company to the Agent under the Credit Agreement and
        (2) the Senior Bank Lenders and the Noteholders, ratably, in accordance with the respective amounts of (A) all other Credit Agreement Obligations and (B) all other Note Agreement Obligations, each ratably without priority of one over the other; and

               (vi) LAST, after payment in full of the Senior Obligations, to the payment of the surplus, if any, to the Company or any other Credit Party, any of their respective successors or to whomsoever may be lawfully entitled to receive the same.

Each Senior Creditor may apply its share of proceeds of Collateral or other amounts distributed hereunder to the Senior Obligations owed to it in any order it chooses (subject to the Senior Credit Documents to which it is a party), but any such application shall not affect the PRO RATA sharing of such distributions as set forth herein; provided that, as among the Senior Creditors, such PRO RATA sharing of distributions hereunder shall be fixed as of the Calculation Date.

        Section 4.4   DETERMINATION OF AMOUNTS OF SENIOR OBLIGATIONS.

        Whenever the Collateral Agent is required to determine the existence or amount of any of the Senior Obligations or any portion thereof or the existence of any Event of Default for any purposes of this Agreement, it shall be entitled, absent manifest error, to make such determination on the basis of one or more certificates of any Senior Creditor (with respect to the Senior Obligations owed to such Senior Creditor), copies of which, in the absence of an Event of Default, shall be provided to the Company; provided, however, that if, notwithstanding the request of the Collateral Agent, any Senior Creditor shall fail or refuse within 10 Business Days of such request to certify as to the existence or amount of any Senior Obligations or any portion thereof owed to it or the existence of any Event of Default, the Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in its reasonable discretion, determine, including by reliance upon a certificate of the Company; provided, further, that, promptly following determination of any such amount, the Collateral Agent shall notify such Senior Creditor of such determination and thereafter shall correct any error that such Senior Creditor brings to the attention of the Collateral Agent. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any of the Credit Parties, any Senior Creditor or any other Person as a result of any action taken by the Collateral Agent based upon such determination prior to receipt of notice of any error in such determination.

        Section 4.5   ACTS OF SENIOR CREDITORS.

        Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by the Senior Creditors or any portion thereof (including the Majority Senior Creditors) may be and, at the request of the Collateral Agent, shall be embodied in and evidenced by one or more instruments satisfactory in form to the Collateral Agent and signed by or on behalf of such Persons and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the persons signing such instrument or instruments. In the absence of bad faith on the part of the Collateral Agent, the Collateral Agent shall be entitled to rely absolutely upon an Act of any Senior Creditor if such Act purports to be taken by or on behalf of such Senior Creditor, and nothing in this Section 4.5 or elsewhere in this Agreement shall be construed to require the Collateral Agent to demonstrate that it has been authorized to take any action which it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of such Senior Creditor.

SECTION 5      THE COLLATERAL AGENT.

        The Collateral Agent accepts the duties hereunder and under the Security Documents and agrees to perform the same, but only upon the terms and conditions hereof and of the Security

Documents, including the following, to all of which the Credit Parties and the respective Senior Creditors by their acceptance hereof agree:

        Section 5.1   DUTIES OF COLLATERAL AGENT.

        (a) The Collateral Agent upon receipt of a Notice of Event of Default or any other written notice furnished to the Collateral Agent pursuant to the provisions of this Agreement shall promptly furnish copies of the same to the holders of the Senior Obligations.

        (b) The Collateral Agent shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Collateral, or, to otherwise take or refrain from taking any action under, or in connection with, this Agreement or the Security Documents, except, subject to Section 5.8, as expressly provided by the terms and conditions of this Agreement or the Security Documents. The Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Security Documents or any of them or otherwise as it shall deem to be in the best interests of the Senior Creditors in order to maintain the Collateral and protect and preserve the Collateral and the rights of the Senior Creditors; provided, however, that, except as otherwise expressly provided herein, in the absence of written instructions (which may relate to the exercise of specific remedies or to the exercise of remedies in general) from the Majority Senior Creditors (or, if required by Section 4.1, all of the Senior Creditors), the Collateral Agent shall not foreclose on any Lien on the Collateral or exercise any other remedies available to it under any Security Documents with respect to the Collateral or any part thereof.

        (c) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any Security Documents. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of any of the Credit Parties to the Collateral, as to the security afforded by this Agreement or any Security Documents or, as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any other Credit Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters.

        (d) The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to any of the Credit Parties or to the Senior Creditors as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it.

        (e) The Collateral Agent may execute any of the powers granted under this Agreement or any of the Security Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or willful misconduct.

        (f) In the event (i) the Collateral Agent shall have received any written request from any of the Credit Parties for consent or approval to any matter or thing relating to any Collateral or the Credit Party's obligations with respect thereto or (ii) there shall be due from the Collateral Agent under the provisions of any Security Document any performance or the delivery of any instrument, then, in each such event, the Collateral Agent shall send to each of the Senior Creditors a notice setting forth, in reasonable detail, (x) an account of the matter or thing as to which such consent has been requested or the performance or instrument required to be so delivered, as the case may be, and (y) the Collateral Agent's proposed course of action with respect thereto. In the event the Collateral Agent shall not have received a response from any Senior Creditor within ten (10) Business Days after the giving of each notice, such Senior Creditor shall be deemed to have agreed to the course of action proposed by the Collateral Agent. No such consent of the Senior Creditor shall be required with respect to any action taken in accordance with the provisions of Section 4.2 hereof or with respect to any consent, determination or other matter that is, in the Collateral Agent's reasonable judgment, ministerial or administrative in nature.

        (g) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a Notice of Event of Default or a notice from any of the Credit Parties to the Collateral Agent in its capacity as Collateral Agent indicating that an Event of Default has occurred. The Collateral Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it. Subject in all cases to the provisions of Section 4.2, the Collateral Agent may (but shall not be obligated to) take action hereunder on the basis of the occurrence of an Event of Default, whether or not the Collateral Agent has received any Notice of Event of Default stating that such Event of Default has occurred, PROVIDED that any such action taken by the Collateral Agent without direction from the Majority Senior Creditors shall be limited to actions that the Collateral Agent determines to be reasonably necessary to protect and preserve the Collateral and the rights of the Senior Creditors, PROVIDED, FURTHER, that the Collateral Agent shall promptly notify all Senior Creditors in writing of any action taken without direction from the Majority Senior Creditors.

        Section 5.2   COLLATERAL AGENT'S LIABILITY.

        No provision of this Agreement shall be construed to relieve the Collateral Agent from liability for its own grossly negligent action, grossly negligent failure to act, or its own willful misconduct, except that:

        (a) the Collateral Agent shall not be liable except for the performance of such duties as are specifically set forth in this Agreement or in the Security Documents and no implied covenants or obligations shall be read into this Agreement or any Security Document against the Collateral Agent but the duties and obligations of the Collateral Agent shall be determined solely by the express provisions of this Agreement and the Security Documents; and

        (b) in the absence of bad faith on the part of the Collateral Agent, the Collateral Agent may rely upon the authenticity of, and the truth of the statements and the correctness of the opinions expressed in, and shall be protected in acting upon, any resolution, officer's certificate, opinion of counsel, note, request, notice, consent, waiver, order, signature guaranty, notarial seal, stamp, acknowledgment, verification, appraisal, report, stock certificate, or other paper or document believed by the Collateral Agent to be genuine and to have been signed, affixed or presented by the proper party or parties; and

        (c) in the absence of bad faith on the part of the Collateral Agent, whenever the Collateral Agent, or any of its agents, representatives, experts or counsel, shall consider it necessary or desirable that any matter be proved or established, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an officer's certificate, provided, however, that the Collateral Agent, or such agent, representative, expert or counsel, may require such further and additional evidence and make such further investigation as it or they may consider reasonable; and

        (d) the Collateral Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction or request of a Senior Creditor pursuant to the terms of this Agreement or any of the Security Documents; and

        (e) the Collateral Agent shall not be liable for any error of judgment made in good faith by an officer of the Collateral Agent unless it shall be proved that the Collateral Agent was grossly negligent in ascertaining the pertinent facts; and

        (f) whether or not an Event of Default shall have occurred, the Collateral Agent shall not be under any obligation to take or refrain from taking any action under this Agreement or any of the Security Documents which may tend to involve it in any expense or liability, unless and until it is requested in writing so to do by the Majority Senior Creditors and furnished, from time to time as it may require, with a satisfactory indemnity.

        Section 5.3   STATUS OF MONEYS RECEIVED.

        (a) Pending the disbursement thereof pursuant to the terms of this Agreement, all monies received by the Collateral Agent following the enforcement of the Liens granted and provided for in the Security Documents, and all payments received by the Collateral Agent pursuant to Section 6.2 or 6.3, shall be held for the purposes for which they were received, in segregated accounts, and shall, if held by the Collateral Agent for more than one (1) Business Day, be invested by the Collateral Agent in investments permitted by Section 5.3(b) below. The Collateral Agent and any affiliated corporation may become the owner of any of the Senior

Obligations and be interested in any financial transaction with any of the Credit Parties or any affiliated corporation, or the Collateral Agent may act as depository or otherwise with respect to other securities of any of the Credit Parties or any affiliated corporation, all with the same rights which it would have if not the Collateral Agent.

        (b) The Collateral Agent will, in accordance with Section 5.3(a), invest and reinvest any funds held by the Collateral Agent following the enforcement of the Liens granted and provided for in the Security Documents in direct obligations of the United States of America or obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, maturing not more than 90 days from the date of such investment. Earnings on monies so invested shall constitute proceeds of Collateral for purposes of this Agreement.

        (c) The Collateral Agent shall establish and maintain with an Acceptable Bank having its offices in New York, New York an account (the "Letter of Credit Collateral Account") into which it shall deposit all amounts that the Collateral Agent shall receive pursuant to the terms of Section 4.3 on account of the Unfunded Letter of Credit Exposure with respect to Letters of Credit then outstanding. The Collateral Agent shall establish sub-accounts in the Letter of Credit Collateral Account with respect to each such outstanding Letter of Credit. All amounts deposited in the Letter of Credit Collateral Account shall be allocated between, and deposited in, the respective sub-accounts therein pro RATA in accordance with the Unfunded Letter of Credit Exposure with respect to the related Letters of Credit. If, on or after the date on which any funds are deposited in the Letter of Credit Collateral Account, any such Letter of Credit is drawn upon by the beneficiary thereof, the Collateral Agent shall, upon the written request of the Agent, apply any funds in the sub-account with respect to such Letter of Credit to the reimbursement of any drawing under such Letter of Credit honored by the Issuing Lender (as defined in the Credit Agreement) as if such reimbursement were being made by the Company pursuant to the Credit Agreement (but not in an amount in excess of the amount of such drawing). At the time of any expiration or cancellation of any such outstanding Letter of Credit, or any other reduction in the amount available to be drawn thereunder (other than as a result of reimbursement of a drawing on such Letter of Credit pursuant to the terms hereof), the amount of funds in the sub-account with respect to such Letter of Credit (or, in the case of any partial reduction in the amount available to be drawn thereunder, a PRO RATA portion of such funds) shall be released from such sub-account, and the funds so released shall be paid to the Senior Creditors in accordance with the terms of Section 4.3.

        Section 5.4   RESIGNATION OR TERMINATION OF COLLATERAL AGENT.

        The Collateral Agent may resign as Collateral Agent upon not less than 90 days' written notice to each of the Senior Creditors (with copies to the Company). In addition, by giving written notice thereof to the Collateral Agent, the Collateral Agent may be removed for cause (provided, however that if a Default or an Event of Default shall have occurred and be continuing under any Credit Document, then the Collateral Agent may be removed for any negligent act or for any conflict otherwise occurring in connection therewith) by the vote of
(i) either (a) Noteholders holding in the aggregate at least 66 2/3 % of the principal amount of the Note

Agreement Obligations then outstanding or (b) Senior Bank Lenders holding in the aggregate at least 66 2/3% of the Commitments (or if the Commitments have been terminated, the outstanding Credit Agreement Obligations) or (ii) the Majority Senior Creditors. Upon any such resignation or removal, the Majority Senior Creditors shall have the right to appoint a successor Collateral Agent which meets the eligibility requirements of Section 5.6. If no successor Collateral Agent shall have been so appointed and shall have accepted such appointment in writing within 90 days after the retiring Collateral Agent's giving of notice of resignation or its removal, then the retiring Collateral Agent may, on behalf of the Senior Creditors, appoint a successor Collateral Agent which meets the eligibility requirements of Section 5.6, and which is approved by the Credit Parties, which approval shall not be unreasonably withheld (provided that no approval shall be required hereunder if an Event of Default has occurred and is continuing) and the Credit Parties agree to pay such reasonable fees and expenses of any such appointee as shall be necessary to induce such appointee to agree to become a successor Collateral Agent hereunder. Upon acceptance of appointment as Collateral Agent, such successor shall thereupon and forthwith succeed to and become vested with all the rights, powers and privileges, immunities and duties of the retiring Collateral Agent, and the retiring Collateral Agent, upon the signing, transferring and setting over to such successor Collateral Agent all rights, monies and other collateral held by it in its capacity as Collateral Agent, shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation or removal as Collateral Agent, the provisions of this Section 5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it acted as Collateral Agent.

        Section 5.5   SUCCESSION OF SUCCESSOR COLLATERAL AGENT.

        Any successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to the Company and the predecessor Collateral Agent an instrument accepting such appointment, and thereupon such successor Collateral Agent, without any further act, deed, conveyance or transfer, shall become vested with the title to the Collateral, and with all the rights, powers, duties and obligations of the predecessor Collateral Agent in the trust hereunder, with like effect as if originally named as Collateral Agent herein.

        Upon the request of any such successor Collateral Agent, however, the Credit Parties and the predecessor Collateral Agent shall promptly execute and deliver such instruments of conveyance and further assurance reflecting terms consistent with the terms of the Senior Credit Documents then in effect and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Collateral Agent its interest in the Collateral and all such rights, powers, duties and obligations of the predecessor Collateral Agent hereunder, and the predecessor Collateral Agent shall also promptly assign and deliver to the successor Collateral Agent any Collateral subject to the Lien of the Security Documents which may then be in its possession.

        Section 5.6   ELIGIBILITY OF COLLATERAL AGENT.

        Any successor Collateral Agent shall be a state or national bank or trust company in good standing, organized under the laws of the United States of America or of any State, having a capital, surplus and undivided profits aggregating at least $500,000,000, if there be such a bank or trust company willing and able to accept the duties hereunder upon reasonable and customary terms.

        Section 5.7   SUCCESSOR COLLATERAL AGENT BY MERGER.

        Any corporation into which the Collateral Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, or any state or national bank or trust company in any manner succeeding to the corporate trust business of the Collateral Agent as a whole or substantially as a whole, if eligible as provided in Section 5.6, shall be the successor of the Collateral Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary contained herein notwithstanding.

        Section 5.8 COMPENSATION AND REIMBURSEMENT OF COLLATERAL AGENT; INDEMNIFICATION OF COLLATERAL AGENT.

        The Credit Parties agree:

        (a) to pay to the Collateral Agent all of its reasonable out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby, including but not limited to the actual and reasonable charges and disbursements of its special counsel;

        (b) to pay to the Collateral Agent from time to time reasonable compensation for all services rendered by it hereunder on such terms as may be agreed to be from time to time between the Collateral Agent and the Company;

        (c) except as otherwise expressly provided herein, to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of this Agreement (including the actual and reasonable compensation and the expenses and disbursements of its agents and counsel); and

        (d) to indemnify the Collateral Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on its part, arising out of or in connection with this Agreement or any Security Document or any action taken or omitted by it thereunder or in connection therewith, including, but not limited to, the actual and reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, and any loss, liability, expense or claim arising out of its possession, management, control, use or operation of the Collateral.

        The Senior Creditors agree to indemnify the Collateral Agent (to the extent not reimbursed under Section 5.8(a) through (d) inclusive), ratably on the basis of the respective principal or face amounts of the Senior Obligations then outstanding (including Unfunded Letter of Credit Exposure), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent arising out of the actions of the Collateral Agent under this Agreement or any of the Security Documents or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents including, without limitation, all expenses, compensation, disbursements, advances, losses or liabilities of the type described in Section 5.8(a) through (d) inclusive, provided that no Senior Creditor shall be liable for any of the foregoing to the extent they arise from the Collateral Agent's gross negligence or willful misconduct.

        Notwithstanding any other provision of this Agreement or the Security Documents, the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its reasonable satisfaction by the Senior Creditors against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

        Section 5.9   COLLATERAL AGENT IN ITS INDIVIDUAL CAPACITY.

        If and for so long as the institution acting as Collateral Agent is a Senior Creditor, such Collateral Agent shall have the same rights and powers hereunder and under the Security Documents with respect to its individual rights and obligations as a Senior Creditor as any other Senior Creditor and may exercise the same as though it were not performing the duties of Collateral Agent specified herein, and the term "Senior Creditor" as used herein or in any Security Document shall, unless the context otherwise clearly indicates, include such Collateral Agent in its individual capacity as a Senior Creditor. The Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with any Credit Party as if the Collateral Agent were not performing the duties of the Collateral Agent specified herein and may accept fees and other consideration from any Credit Party for its services as the Collateral Agent hereunder without having to account for the same to the other Senior Creditors; provided, however, the Collateral Agent may not engage in such activities if doing so conflicts with its duties as Collateral Agent hereunder or under any Security Document.

        Section 5.10  CO-COLLATERAL AGENT.

        (a) If deemed necessary or desirable by the Collateral Agent or by the Majority Senior Creditors in order to enforce, preserve or protect any interest in any of the Collateral, then the Majority Senior Creditors may, by notice to the Collateral Agent, appoint a co-collateral agent (a "Co-Collateral Agent"), which shall be an institution that would otherwise qualify as a successor Collateral Agent. Except as set forth below, any Co-Collateral Agent so appointed shall have all the rights, powers, duties and obligations of the Collateral Agent for the purposes of enforcing the Security Documents with respect to which it shall have been appointed to act by the Collateral Agent or the Majority Senior Creditors. Upon the appointment of a Co-Collateral Agent with respect to any item or items of Collateral, except as expressly provided below, all rights, powers, duties and obligations of the Collateral Agent hereunder with respect to such item or items of Collateral shall be exercised and performed jointly by the Collateral Agent and the Co-Collateral Agent (or by the Collateral Agent or the Co-Collateral Agent individually as directed by the Collateral Agent).

               (b) Any Co-Collateral Agent shall, to the extent permitted by law, be appointed and act as such, subject to the following provisions and conditions:

                             (i) all rights, powers, duties and obligations
               conferred upon the Collateral Agent in respect of the custody, control and management of moneys, papers or securities (including without limitation any collateral accounts) shall be exercised solely by the Collateral Agent; and

                             (ii) all other rights, powers, duties and
               obligations conferred upon the Co-Collateral Agent shall be exercised jointly by the Co-Collateral Agent and the Collateral Agent (or by the Co-Collateral Agent with the consent of the Collateral Agent).

               (c) Neither the Collateral Agent nor the Co-Collateral Agent shall be liable by reason of any act or omission of the other.

               (d) If a Co-Collateral Agent is appointed, each reference to the "Collateral Agent" in any Credit Document shall be deemed to refer to the Collateral Agent and the Co-Collateral Agent jointly, unless the context clearly indicates otherwise.

SECTION 6      AGREEMENTS AMONG THE SENIOR CREDITORS.

        Section 6.1   INDEPENDENT ACTIONS BY SENIOR CREDITORS.

        This Agreement shall not limit or affect in any way the rights of the Senior Creditors under the Senior Credit Documents (including, without limitation, the rights of the Senior Creditors to (a) amend, modify and/or restate any of the terms of the Senior Credit Documents to which any of them is a party or (b) waive any obligations or responsibilities of the Company or any Guarantor required by the terms of the applicable Senior Credit Documents; PROVIDED that (i) the Senior Bank Lenders agree that they shall not, without the prior written consent of the Required Holders (as defined in the Note Agreements), amend or revise the Credit Agreement in any manner that would increase the maximum aggregate principal amount of the Loans or other extensions of credit under the Credit Agreement to an amount which, when aggregated with all other Debt or Senior Debt of the Company and its Subsidiaries, would exceed the amount of Debt or Senior Debt of the Company and its Subsidiaries (as the case may be) then permitted to be outstanding under the Note Agreements (including Sections 10.2 (as determined on a PRO FORMA basis after giving effect to such increase), 10.3 and 10.4 thereof), and (ii) the Noteholders agree that they shall not, without the prior written consent of the Majority Lenders (as defined in the Credit Agreement), amend or revise the Note Agreements in any manner that would increase the principal amount of the Notes. Furthermore, nothing contained in this Agreement shall prohibit any Senior Creditor from (i) accelerating the maturity of, or demanding payment from any of the Credit Parties on, any Obligation of the Credit Parties to such Senior Creditor, (ii) instituting legal action against any of the Credit Parties to obtain and enforce a judgment or other legal process in respect of such Obligation, to the same extent as if such Senior Creditor were an unsecured creditor not a party to this Agreement, (iii) imposing a default rate of interest in accordance with the Credit Agreement or the Note Agreements and the Notes, as applicable, (iv) raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense to the extent directly relating to the Collateral or any one or more of the Security Agreements, subject to and in accordance with the provisions of this Agreement, or (v) appearing in and prosecuting its claims against any Credit Party in any Bankruptcy Proceeding which may be filed by or against such Credit Party, except that no Senior Creditor shall take or file any action or exercise any rights or remedies under any Security Document in any Bankruptcy Proceeding except in accordance with the other terms and conditions of this Agreement.

        Section 6.2   TURNOVER OF COLLATERAL AND CERTAIN PAYMENTS.

        (a) If any Senior Creditor acquires custody, control or possession of any Collateral or proceeds thereof other than pursuant to the terms of this Agreement, then such Senior Creditor shall promptly cause such Collateral or proceeds to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Section 4. Until such time as the provisions of the immediately preceding sentence have been complied with, such Senior Creditor shall be deemed to hold such Collateral or proceeds in trust for the parties entitled thereto hereunder. Notwithstanding the foregoing, subject to paragraph (b) below, no Senior Creditor shall be required to deliver to or put in the custody, possession or control of the Collateral Agent or to hold in trust as specified in the preceding sentence any amount of any Obligation paid or prepaid by any Credit Party to it (and not obtained by it through any sale of or other realization upon any Collateral as provided herein and in the Security Documents) in accordance with the terms of the Credit Agreement or the Note Agreements, as applicable.

               (b) In the event that (i) any Payment Default occurs and continues unremedied for 5 Business Days, (ii) there shall occur any Bankruptcy Proceeding affecting the Company or any Guarantor or (iii) there shall occur an acceleration of the maturity of any of the Senior Obligations by any Senior Creditor (an "Acceleration Event"), the Collateral Agent shall, promptly following receipt of written notice thereof or otherwise acquiring actual knowledge thereof, notify all Senior Creditors of (i) such Payment Default, Bankruptcy Proceeding or Acceleration Event, (ii) in the case of a Payment Default or Acceleration Event, the amount and nature thereof, (iii) the date on which the payment was due that is the subject of such Payment Default or the accelerated maturity date (as applicable) or, in the case of a Bankruptcy Proceeding, the date of occurrence thereof and (iv) their obligations under this paragraph (b). Each Senior Creditor agrees that, in the event that it receives any payment (other than pursuant to this Agreement) in respect of its Senior Obligations at any time after the applicable Calculation Date (including without limitation any payment received in a Bankruptcy Proceeding) (any such payment so received being referred to as a "Non-Pro Rata Payment"), then, promptly following receipt of any notice pursuant to the preceding sentence (and thereafter promptly following any receipt of a Non-Pro Rata Payment), such Senior Creditor will deliver such payment to the Collateral Agent for deposit in a special collateral account, and such amounts shall be retained in such special collateral account until distributed as described below, and until such time as the provisions of this sentence have been complied with, such Senior Creditor shall be deemed to hold such payment in trust for the parties entitled thereto hereunder. In the event that all Payment Defaults are cured, all Bankruptcy Proceedings are dismissed and all Acceleration Events are rescinded, the Collateral Agent shall return all amounts on deposit in the special collateral account to the Senior Creditors from which such amounts were received, together with their PRO RATA share of any earnings thereon from the investment of such amounts. In the event that, prior to the return of amounts on deposit in the special collateral account to the applicable Senior Creditors as provided herein, all the Credit Agreement Obligations or all the Note Agreement Obligations are declared due and payable, all amounts on deposit in the special collateral account shall be allocated and applied as Collateral pursuant to
Section 4.3. In the event that any Payment Default occurs and remains continuing for more than 30 days without all the Credit Agreement Obligations and Note Agreement Obligations having been declared due and payable, then the Collateral Agent shall apply the amounts then on deposit in the special collateral account to pay (and shall continue to apply Non-Pro Rata Payments thereafter received by it to pay) Senior Obligations that are then due and payable PRO RATA in accordance with the amounts so due and payable, PROVIDED that the foregoing shall not relieve any Senior Creditor from its obligation to deliver to the Collateral Agent any Non-Pro Rata Payment received by it while any Payment Default or Acceleration Event remains continuing. By countersigning this Agreement, each Credit Party agrees that any amounts paid to a Senior Creditor in respect of any Obligation shall not relieve the Credit Parties from liability in respect of such Obligation to the extent that such amounts are distributed to other Senior Creditors pursuant to this paragraph and shall constitute payment to the Senior Creditor of any Obligation only on the date such Senior Creditor is entitled to retain such amount. Notwithstanding anything herein to the contrary, the provisions of this Section 6.2(b) shall not apply to the receipt by any Senior Bank Lender of the proceeds of any Loans made or deemed made by the Senior Bank Lenders under the Credit Agreement in order to refinance any Loan previously made by the Senior Bank Lenders or to refinance the Company's reimbursement obligations for any Letters of Credit issued by any Senior Bank Lender under the Credit Agreement.

       (c) If claim is ever made upon any Senior Creditor for repayment or recovery of any amount paid over to the Collateral Agent pursuant to this
Section 6.2, and such Senior Creditor repays all or part of said amount by reason of (i) any judgment, decree or order of any court, administrative body or other governmental authority having jurisdiction over it or any of its property or (ii) any settlement or compromise of any such claim effected by such Senior Creditor with any such claimant (including without limitation the Company or any Guarantor or a trustee, conservator or receiver for the Company or any Guarantor), then such Senior Creditor shall be entitled to reimbursement of such amount from the Collateral Agent to the extent of funds then held by the Collateral Agent hereunder and, in the event insufficient funds are then held by the Collateral Agent for purposes of making such reimbursement, each of the other Senior Creditors agrees to reimburse such Senior Creditor for its PRO RATA share of any such deficit based upon amounts previously distributed to the Senior Creditors pursuant to Section 4.3 and this Section 6.2 (provided that no Senior Creditor shall be required to make any reimbursement in excess of the amount actually distributed to such Senior Creditor pursuant to Section 4.3 or this Section 6.2) .

        Section 6.3   SETOFFS.

        If any Senior Creditor exercises any right of setoff or similar right with respect to any assets (regardless of whether such assets shall constitute Collateral) of any Credit Party for payment of any Senior Obligations at any time that an Event of Default has occurred and is continuing, the amounts so set off shall constitute Collateral for purposes of this Agreement, and such Senior Creditor shall promptly cause such amounts to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Section 4.3. Until such time as the provisions of the immediately preceding sentence have been complied with, such Senior Creditor shall be deemed to hold such Collateral in trust for the parties entitled thereto hereunder.

        Section 6.4   RELEASE OF COLLATERAL.

        In connection with any sale, transfer or disposition of any Collateral that is permitted by the Credit Agreement, the Note Agreements or any Security Documents or that is approved by the Super-Majority Senior Creditors, the Senior Creditors agree that any Liens on such Collateral created pursuant to the Security Documents will be released upon the delivery of evidence satisfactory to the Collateral Agent that such sale, transfer or disposition is in compliance with the requirements of such agreements (or the terms of any such approval by the Super-Majority Senior Creditors) and that the proceeds of such transaction have been or will be applied to the extent required by the terms of such agreements (or the terms of any such approval by the Super-Majority Senior Creditors). The Senior Creditors hereby authorize the Collateral Agent to execute releases and other documents in form and substance satisfactory to the Collateral Agent in respect of any release of Collateral permitted under this
Section 6.4.

        Section 6.5   ADDITIONAL COLLATERAL.

        Each of the Senior Creditors hereby covenants and agrees that it (a) will not accept any guarantee of any of the Senior Obligations by any Person (except the Credit Agreement Guaranty and the Note Guaranty) unless such guarantee guarantees the payment of all the Senior Obligations on a PARI PASSU basis and (b) will not take any Lien on or in any assets of any Credit Party or any other Person to secure any of the Senior Obligations unless such Lien secures the payment of all the Senior Obligations on an equal and ratable basis pursuant to the Security Documents.

        Section 6.6   SOLICITATIONS.

        By countersigning this Agreement, each Credit Party agrees that it will not, and will not permit any person acting on its behalf to, solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or any other Security Document unless each Senior Creditor shall be informed thereof by such Credit Party and shall be afforded the opportunity of considering the same and shall be supplied by such Credit Party with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any amendment, waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Credit Parties to each Senior Creditor forthwith following the date on which the same shall have been executed and delivered by the Majority Senior Creditors. By countersigning this Agreement, each Credit Party agrees that it will not, and will not permit any Person acting on its behalf to, directly or indirectly, pay or cause to be paid any remuneration, whether by way of purchase of all or any part of any Note or any Loan or payment of any supplemental or additional interest, fee or otherwise, to any Senior Creditor as consideration for or as an inducement to the entering into by any Senior Creditor of any waiver or amendment of any of the terms and provisions of this Agreement or any other Security Document unless such remuneration is concurrently paid, on the same terms, ratably to each Senior Creditor that shall consent to such waiver or amendment.

        Section 6.7    PURCHASE OF COLLATERAL.

        Any Senior Creditor may purchase Collateral at any public sale of such Collateral pursuant to any of the Security Documents and may make payment on account thereof by using any Obligation then due and payable to such Senior Creditor from the Person that granted a security interest in such Collateral as a credit against the purchase price to the extent, but only to the extent, approved by the Majority Senior Creditors.

        Section 6.8   FURTHER ASSURANCES, ETC.

        Each party hereto shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the other parties hereto, and shall take such other action, in each case as any other party hereto may reasonably have requested (at the cost and expense of the Credit Parties, and by countersigning this Agreement, each Credit Party jointly and severally agrees to pay such costs and expenses), to effectuate and carry out the provisions of this Agreement, including by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

        Section 6.9   NOTICES OF DEFAULTS.

        Each of the Senior Creditors shall use its best efforts to give the Collateral Agent copies of any notice of the occurrence or existence of any Event of Default given by or on behalf of such

Senior Creditor to any Credit Party, but any Senior Creditor's failure to do so shall not affect the validity of such notice or create any cause of action against such Senior Creditor for failing to give such notice or affect such Senior Creditor's relative rights and remedies under this Agreement or any of the Security Documents or the other Senior Credit Documents or create any claim or cause of action on the part of any person against such Senior Creditor. The sending of any such notice by or on behalf of any Senior Creditor to the Collateral Agent shall not obligate any other Senior Creditor to cure the Event of Default which is the subject thereof.

        Section 6.10  INDEPENDENT CREDIT ANALYSIS.

        Each Senior Creditor agrees that it has, independently and without reliance on the Collateral Agent or any other Senior Creditor, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and its own decision to enter into the Senior Credit Documents pursuant to which any outstanding Senior Obligations held by such Senior Creditor were or will be issued or incurred and that such Senior Creditor will, independent and without reliance upon the Collateral Agent or any other Senior Creditor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement, any of the Security Documents or any of the other Senior Credit Documents.

        Section 6.11  ADDITIONAL INTERCREDITOR MATTERS.

        (a) Except as may the otherwise expressly provided in this Agreement or any of the Senior Credit Documents (i) each Senior Creditor may exercise all of its rights and remedies with respect to its Senior Credit Documents and the Senior Obligations owed to it without any obligation to the other Senior Creditors with respect thereto, (ii) each Senior Creditor shall be entitled to manage and supervise its Senior Credit Documents and the Senior Obligations owed to it in accordance with applicable law and its own practices as in effect from time to time and (iii) no Senior Creditor shall have liability to any other Senior Creditor for any actions which such Senior Creditor, in good faith, takes or omits to take with respect to any of its Senior Credit Documents and the Senior Obligations owed to it, or the occurrence of any Event of Default with respect to any such Senior Obligations, or the collection of any such Senior Obligations from any Credit Party.

               (b) Each Senior Creditor also agrees that it shall not contest
(i) the validity, perfection, priority or enforceability of any Lien in any of the Collateral granted to the Collateral Agent pursuant to any of the Security Documents or the Collateral Agent's enforcement thereof provided that such Lien only secures the Senior Obligations in accordance with this Agreement and also provided that the Collateral Agent's enforcement thereof is consistent with the other terms and conditions of this Agreement and the applicable Security Documents or (ii) the validity or enforceability of any guaranty of any of the Senior Obligations by any Credit Party.

               (c) No Senior Creditor may require the Collateral Agent to take or refrain from taking any action hereunder or under any of the Security Documents or with respect to any of the Collateral except as and to the extent expressly set forth in this Agreement.

               (d) The Senior Bank Lenders and the Collateral Agent shall be solely responsible for payment of any mortgage, documentary stamp, recording or other similar tax or other expense incurred in connection with any Security Document which, under applicable law, cannot be paid or reimbursed by the Company or any other Credit Party, which taxes and expenses shall not constitute compensation, fees or reimbursable expenses, disbursements or advances for purposes of Section 4.3 or 5.8 of this Agreement.

SECTION 7      MISCELLANEOUS.

        Section 7.1   ENTIRE AGREEMENT.

        This Agreement represents the entire agreement among the Senior Creditors and, except as otherwise provided (including, without limitation, as provided in Section 7.4), this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement. To the extent any provision of this Agreement conflicts with any other Credit Document, the provisions of this Agreement shall be controlling.

        Section 7.2   NOTICES.

        Notices hereunder shall be given to the Noteholders at their respective addresses as set forth on the SCHEDULE A attached to the Note Agreements, or at such other address as may be designated by each in a written notice to the other parties hereto. Notices hereunder shall be given to the Senior Bank Lenders or the Agent at their respective addresses as set forth in the Credit Agreement or at such other address as may be designated by each in a written notice to the other parties hereto. Notices hereunder shall be given to the Collateral Agent at the following address:

                             ING Capital
                             135 East 57th Street
                             New York, New York  10022-2101
                             Attention: Mr. David Balestrery
                             Telecopier No.: (212) 593-3362
                             Telephone No.: (212) 409-1521

or at such other address as may be designated by the Collateral Agent in a written notice to the other parties hereto.

        Section 7.3   SUCCESSORS AND ASSIGNS.

        This Agreement shall be binding upon and inure to the benefit of each of the Senior Creditors and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Senior Obligations, and the term "Senior Creditor" shall include any such subsequent holder of Obligations, wherever the context permits. Without limiting the foregoing, the rights and obligations of any Senior Bank Lender or Noteholder under this Agreement shall be assigned automatically, without the need for the execution of any document or any other action, to, and the term "Senior Bank Lender", or "Noteholder" as used in this Agreement shall include, any permitted assignee, transferee or successor of such Senior Bank Lender under the Credit Agreement or such Noteholder under any Note Agreements or Notes, as the case may be, and any such permitted assignee, transferee or successor shall automatically become a party to this Agreement. In addition to the foregoing, the lender(s) or purchaser(s) in respect of any indebtedness refinancing the Notes or the Loans shall be considered to be an assignee or successor of the Noteholders or the Senior Bank Lenders, as the case may be, PROVIDED that (i) such refinancing creditors agree with the Senior Bank Lenders or the Noteholders, as the case may be, to continue the effectiveness of this Agreement in connection with the issuance of any such refinancing indebtedness and agree in writing to be bound by all of the terms and conditions of this Agreement to the same extent as would have been the case had it been an original signatory hereof, (ii) the repayment of such refinancing indebtedness is not subordinated to the repayment of any other indebtedness of any Credit Party, (iii) such refinancing indebtedness is not owed to any Credit Party or any Subsidiary or Affiliate thereof, (iv) if such indebtedness refinances the Loans, the principal balance of such refinancing indebtedness does not exceed an amount which, when aggregated with all other Debt or Senior Debt of the Company and its Subsidiaries, would exceed the amount of Debt or Senior Debt of the Company and its Subsidiaries (as the case may be) then permitted to be outstanding under the Note Agreements (including Sections 10.2 (as determined on a PRO FORMA basis after giving effect to such refinancing), 10.3 and 10.4 thereof), and (v) if such indebtedness refinances the Notes, the principal balance of such refinancing indebtedness does not exceed the outstanding principal amount of the Notes at the time of such refinancing. If required by any party to this Agreement (including in connection with the issuance of any refinancing indebtedness as contemplated above), such assignee, transferee or successor shall execute and deliver to the other parties to this Agreement a written confirmation of its assumption of the obligations of the assignor or transferor hereunder. Each of the Noteholders and Senior Bank Lenders agrees that it shall deliver a complete copy of this Agreement to any potential assignee, transferee or successor of such Noteholder or Senior Bank Lender prior to the execution of any such assignment or note. This Agreement is not intended to confer any benefit on, or create any obligation of the Collateral Agent or any Senior Creditor to, any Credit Party or any third party.

        Section 7.4   CONSENTS, AMENDMENTS, WAIVERS.

        All amendments, waivers or consents of any provision of this Agreement or any Security Document shall be effective only if the same shall be in writing and signed by the Majority Senior Creditors and no such modification or amendment shall be binding on the Credit Parties without the consent of the Credit Parties, PROVIDED, HOWEVER, that (x) no such modification or amendment shall adversely affect any of the Collateral Agent's rights, immunities or rights to indemnification hereunder or under any Security Document or expand its duties hereunder or under any Security Document, without the prior written consent of the Collateral Agent, (y) no such modification or amendment shall modify any provision hereof which is intended to provide for the equal and ratable security of all outstanding Senior Obligations without the prior written consent of the Majority Senior Creditors, and (z) no such modification or amendment shall change the definition of "Majority Senior Creditors" or this
Section 7.4 or Section 6.1, 6.2, 6.3,

6.4 or 6.5 or Section 4 without the prior written consent of each Senior Creditor. No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        Section 7.5   COUNTERPARTS.

        This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

        Section 7.6   SEVERABILITY.

        In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

        Section 7.7   TERMS.

        Whenever the context and construction so requires, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa.

        Section 7.8   APPROVAL BY THE CREDIT PARTIES.

               By countersigning this Agreement, each Credit Party acknowledges and consents to and agrees to perform and be bound by the provisions hereof. Nothing in this Agreement shall be construed to modify or relieve, in any manner, any obligation of any Credit Party to any of the Senior Creditors under any of the Senior Credit Documents and nothing in this Agreement is intended or shall be construed to confer any rights, defenses, claims or counterclaims upon any Credit Party, and the Credit Parties are not beneficiaries of the terms and conditions of this Agreement. Each of the Credit Parties (by countersigning this Agreement) shall be deemed to have agreed that any Senior Creditor holding any Collateral does so as agent and bailee for the other Senior Creditors and the Collateral Agent.

        Section 7.9   AGENT.

        The Agent represents and warrants that it has been expressly authorized by the Senior Bank Lenders pursuant to the terms of the Credit Agreement, to execute and deliver this Agreement on behalf of the Senior Bank Lenders (whether now or hereafter a party to the Bank Credit Documents).

        Section 7.10  HEADINGS.

        The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Intercreditor Agreement.

        Section 7.11  TERMINATION.

        (a) This Agreement shall terminate when either (i) all of the parties hereto mutually agree in writing to terminate this Agreement, (ii) all of the Credit Agreement Obligations have been indefeasibly paid in full, all outstanding Letters of Credit shall have expired or been cancelled, and all commitments of the Senior Bank Lenders under the Bank Credit Documents have terminated and expired or (iii) all of the Note Agreement Obligations have been indefeasibly paid in full and all commitments of the Noteholders under the Note Agreements have terminated and expired.

        (b) Notwithstanding the provisions of paragraph (a) above, this Agreement shall not terminate if any Credit Party shall have in connection with the indefeasible payment in full of the Credit Agreement Obligations or the Note Agreement Obligations, as the case may be, issued or incurred indebtedness refinancing such obligations in accordance with Section 7.3. For purposes of this Agreement, such refinancing creditors as contemplated by Section 7.3 shall be considered to be assignees or successors to the exiting creditors and all references herein to the exiting creditors and the Senior Obligations owed thereto shall be deemed to constitute references to the related refinancing creditors and the Senior Obligations owed thereto.

        Section 7.12  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.

        (a) THIS INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Intercreditor and Collateral Agency Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York and, by execution and delivery of this Intercreditor and Collateral Agency Agreement, each party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address specified in Section 7.2 hereof, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any party in any other jurisdiction.

        (b) Each party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Intercreditor and Collateral Agency Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

        Section 7.13  WAIVER OF JURY TRIAL.

        EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.



                                   ING (U.S.) CAPITAL CORPORATION, as Collateral Agent



                                   By:
                                        David A. Balestrery, Vice President


                                   ING (U.S.) CAPITAL CORPORATION, as Agent for the Senior Bank Lenders under the Credit Agreement



                                   By:
                                        David A. Balestrery, Vice President

                                   PACIFIC LIFE INSURANCE COMPANY



                                   By:
                                        Raymond J. Lee, Senior Vice President


                                   By:
                                        Peter S. Fiek, Assistant Secretary

                                   SECURITY LIFE OF DENVER INSURANCE COMPANY

                                   By:     ING Investment Management, LLC,
                                           as Agent


                                           By:
                                                Fred C. Smith, Senior Vice
                                                President and Managing Director



                                   SOUTHLAND LIFE INSURANCE COMPANY

                                   By:     ING Investment Management, LLC,
                                           as Agent


                                   By:
                                      Fred C. Smith, Senior Vice
                                      President and Managing Director



                                   GOLDEN AMERICAN LIFE INSURANCE COMPANY

                                   By:     ING Investment Management, LLC,
                                           as Agent


                                   By:
                                       Fred C. Smith, Senior Vice
                                       President and Managing Director

                                           USG ANNUITY & LIFE COMPANY

                                   By:     ING Investment Management, LLC,
                                           as Agent


                                           By:
                                                Fred C. Smith, Senior Vice
                                                President and Managing Director



                                           EQUITABLE LIFE INSURANCE COMPANY OF
                                   IOWA

                                   By:     ING Investment Management, LLC,
                                           as Agent


                                           By:
                                                Fred C. Smith, Senior Vice
                                                President and Managing Director


                                   THE CANADA LIFE ASSURANCE COMPANY


                                   By:
                                         Brian J. Lynch, Treasurer

        The undersigned hereby acknowledge and agree to the terms of this Agreement.



                                   CORNELL CORRECTIONS, INC.



                                   By:
                                        Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer


                                   CORNELL CORRECTIONS MANAGEMENT, INC.



                                   By:
                                        Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer



                                   CORNELL CORRECTIONS CONSULTING, INC.


                                   By:
                                         Brian E. Bergeron, Chief Financial
                                         Officer and Treasurer


                                   CORNELL CORRECTIONS OF RHODE ISLAND, INC.


                                   By:
                                        Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer

                                   THE CORNELL COX GROUP, L.P.

                                   By: CORNELL CORRECTIONS OF NORTH AMERICA, INC., its general partner



                                           By:
                                                Brian E. Bergeron, Chief
                                   Financial
                                                Officer and Treasurer


                                   CORNELL CORRECTIONS OF NORTH AMERICA, INC.



                                   By:
                                         Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer


                                   CORNELL CORRECTIONS OF TEXAS, INC.



                                   By:
                                        Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer


                                   CORNELL CORRECTIONS OF CALIFORNIA, INC.


                                   By:
                                        Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer

                                   INTERNATIONAL SELF HELP SERVICES, INC.



                                   By:
                                        Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer


                                   WBP LEASING, INC.



                                   By:
                                         Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer


                                   ABRAXAS GROUP, INC.



                                   By:
                                        Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer


                                   CORNELL CORRECTIONS OF
                                   OKLAHOMA, INC.



                                   By:
                                        Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer


                                   CCG I CORPORATION


                                   By:
                                        Brian E. Bergeron, Chief Financial
                                        Officer and Treasurer

                                   CORNELL CORRECTIONS OF
                                   GEORGIA, L.P.

                                   By: CCG I CORPORATION, its general partner



                                   By:
                                       Brian E. Bergeron, Chief Financial
                                       Officer and Treasurer

                                Exhibit -1.2(c)

                                                                EXHIBIT 4.1.4(A)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                 TO THE COMPANY

                            MATTERS TO BE COVERED IN
                    OPINION OF SPECIAL COUNSEL TO THE COMPANY

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to conduct its business as presently conducted and to own its properties. The Company is duly qualified as a foreign corporation and is in good standing under the laws of each of those jurisdictions indicated in ATTACHMENT A to this opinion letter.

     2. Each Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in ATTACHMENT A to this opinion letter and has all requisite power and authority to conduct its business as presently conducted and to own its properties. Each Subsidiary of the Company is duly qualified as a foreign corporation and is in good standing under the laws of those jurisdictions indicated in Attachment A to this opinion letter.

     3. The Company has all requisite power and authority to execute and deliver the Note Purchase Agreements, the Security Documents, the Intercreditor Agreement and the Notes (including any subsequent Note issued in substitution or replacement thereof), to issue and sell the Notes, and to perform its obligations set forth in the Note Purchase Agreements, the Security Documents, the Intercreditor Agreement and the Notes.

     4. Each Subsidiary of the Company has all requisite power and authority to execute and deliver the Subsidiary Guaranty, the Security Documents and the Intercreditor Agreement, and to perform its obligations set forth in the Subsidiary Guaranty, the Security Documents and the Intercreditor Agreement.

     5. Each of the Note Purchase Agreements, the Security Documents, the Intercreditor Agreement and the Notes has been duly authorized by all necessary corporate action and proceedings on the part of the Company (no action on the part of the stockholders of the Company being required in respect thereof). Each of the Note Purchase Agreements, the Security Documents, the Intercreditor Agreement and the Notes being issued and sold by the Company today has been duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     6. Each of the Subsidiary Guaranty, the Security Documents and the Intercreditor Agreement has been duly authorized by all necessary corporate action and proceedings on the

                                EXHIBIT 4.1.4(A)
part of each Subsidiary which is a party thereto (no action on the part of the stockholders of any such Subsidiary being required in respect thereof). Each of the Subsidiary Guaranty, the Security Documents and the Intercreditor Agreement has been duly executed and delivered by each Subsidiary which is a party thereto, and constitutes a legal, valid and binding obligation of each Subsidiary which is a party thereto, enforceable against such Subsidiary in accordance with its terms.

     7. The execution and delivery of the Note Purchase Agreements, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement and the Notes by the Company and its Subsidiaries, the issue and sale by the Company of the Notes purchased by you today, and the performance by the Company and its Subsidiaries of their respective obligations under the Notes and the Note Purchase Agreements, the Security Documents, the Subsidiary Guaranty and the Intercreditor Agreement will not (a) require any further consent of any other Person; or (b) conflict with, constitute a violation of, result in a breach of any provision of, constitute a default under, or result in the creation or imposition of any Lien or encumbrance upon any of the Company's properties or the properties of any Subsidiary pursuant to, (i) the certificate (articles) of incorporation or bylaws (regulations) of the Company or any Subsidiary, (ii) any applicable law, statute, rule or regulation to which the Company or any Subsidiary is subject, or (iii) any agreement, instrument, order, writ, judgment, injunction, decree or award to which the Company or any Subsidiary is a party or by which any of their respective properties are bound.

     8. All consents, approvals and authorizations of, and all designations, declarations, filings, registrations, qualifications and recordations with, Governmental Authorities required on the part of the Company or any Subsidiary in connection with the execution and delivery of each of the Note Purchase Agreements, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement and the Notes, the issue and sale of the Notes, the use of the proceeds thereof, or the payment or performance by the Company or any Subsidiary of the Notes, the Note Purchase Agreements, the Security Documents, the Subsidiary Guaranty and the Intercreditor Agreement, have been duly obtained and are in full force and effect.

     9. Under existing law, the Notes are not subject to the registration requirements under the Securities Act of 1933, as amended, and the Company is not required to qualify an indenture with respect thereto under the Trust Indenture Act of 1939, as amended.

     10. Neither the issuance of the Notes nor the intended use of the proceeds of the Notes (as set forth in Schedule 5.14 of the Note Purchase Agreement(s)) will violate Regulations T, U or X of the Federal Reserve Board.

     11. Neither the Company nor any Subsidiary is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     12. The amounts contracted to be received by you and any subsequent holder under the Notes (including any subsequent Note issued in substitution or replacement thereof) and the

                                EXHIBIT 4.1.4(A)

Note Purchase Agreements, which are or which may be deemed to be interest or other charges for the use of money, constitute lawful interest and charges that are not usurious or illegal under the law of the State of New York.

        13. To our knowledge, there is [, except as to the litigation disclosed on ATTACHMENT B to this opinion letter,] no action, proceeding or investigation pending or threatened which questions the validity of any of the Note Purchase Agreements, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement or Notes or any action taken or to be taken pursuant to the Note Purchase Agreements, the Security Documents, the Subsidiary Guaranty, the Intercreditor Agreement or the Notes or which, if adversely determined, could have a Material Adverse Effect.

        14. None of the purchasers of the Notes is required to pay any tax or be qualified to do business or file any designation for service of process or file any reports in the State of Texas or comply with any statutory or regulatory rule or requirement applicable only to financial institutions or insurance companies chartered or qualified to do business in the State of Texas solely by reason of its execution and delivery of the Note Agreements or acceptance of the Notes or by reason of its participation in any of the transactions under or contemplated by the Note Agreements, including, without limitation, the purchase and holding of any Note contemplated thereby, and the making and receipt of any payments pursuant thereto, and the validity and enforceability of the Note Agreements and the Notes will not be affected by any failure to so qualify or file.

     15. The choice of New York law to govern the Note Agreements and the Notes is a valid and effective choice of law under the laws of the State of Texas and adherence to existing judicial precedents would require a court sitting in the State of Texas to abide by such choice of law.

                   [Additional opinions may be requested upon
                          completion of due diligence.]

                                EXHIBIT 4.1.4(A)